           As filed with the Securities and Exchange Commission on April 5, 2006

                                             1933 Act Registration No. 33-70742

                                            1940 Act Registration No. 811-08090
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 19 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 21 /X/

                   LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
               (Exact Name of Registrant as Specified in Charter)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                        Copies of all communications to:

                          Jeffrey S. Puretz, Esquire
                                  Dechert, LLP
                                1775 Eye Street
                             Washington, DC 20006

                          Fiscal Year-end: December 31

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b)

/x/  on May 1, 2006, pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a)(1)

/ /  on _______________ pursuant to paragraph (a)(1)

/ /  75 days after filing pursuant to paragraph (a)(2)

/ /  on _______________ pursuant to paragraph (a)(2) of Rule 485.

                    If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Core Fund
                     Equity-Income Fund
                     Global Asset Allocation Fund
                     Growth Fund
                     Growth and Income Fund
                     Growth Opportunities Fund
                     International Fund
                     Managed Fund
                     Money Market Fund
                     Social Awareness Fund
                     Special Opportunities Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                Standard Class


                1300 South Clinton Street


                Fort Wayne, Indiana 46802

                Prospectus May 1, 2006




Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.


The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.0 billion to $18.4 billion as of December 31, 2005 while the range of the S&P MidCap 400 Index was $422.4 million to $15.8 billion as of January 31, 2006.

The fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.


Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2005.


Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]


                                     [CHART]

                              Annual Total Returns

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
17.02%  23.09%  -6.20%  42.43%  -2.69% -33.29% -30.22%  32.62%  13.66%   9.81%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AG-2

Average Annual Total Return



                                             For periods ended 12/31/05
                                      ----------------------------------------
                                        1 year         5 years        10 years
                                      ----------      ---------      ---------
        Aggressive Growth Fund            9.81%         -5.08%          3.73%
  Russell Midcap Growth Index*           12.10%          1.38%          9.27%


* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.13%
 Annual Fund Operating Expenses                                                         0.87%


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $89           $278           $482         $1,073



                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.


When evaluating the fund's performance, the Lehman Brothers Aggregate Bond Index is used as the benchmark.


Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1


The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 270% in 2005. This turnover rate (i.e., over 100%) is representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]


                                     [CHART]

                              Annual Total Returns

 1996    1997   1998    1999    2000   2001    2002     2003     2004    2005
------  ------  -----  ------  ------  -----  -------  -------  ------  ------
2.31%   9.31%   9.56%  -3.27%  10.89%  9.18%   10.13%   7.28%    5.30%   2.64%



During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 1998 at: 5.03%.


The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).


Average Annual Total Return



                                                              For periods ended 12/31/05
                                                        --------------------------------------
                                                         1 year        5 years        10 years
                                                        --------      ---------      ---------
                                       Bond Fund        2.64%         6.87%          6.24%
           Lehman Brothers Aggregate Bond Index*        2.43%         5.87%          6.16%
  Lehman Brothers U.S. Government/Credit Index**        2.37%         6.11%          6.17%



* The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Effective May 1, 2006, the fund's benchmark index was changed from the Lehman Brothers U.S. Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The investment adviser believes that the Lehman Brothers Aggregate Bond Index more closely represents the manager's investment style and types of securities held by the fund. For comparison purposes, both indexes are shown in the table above.

**The Lehman Brothers U.S. Government/Credit Index measures performance of diversified, investment grade, bond issues.



Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.35%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.06%
 Annual Fund Operating Expenses                                                         0.41%


                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $42           $132           $230           $518



B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.


The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2005, the companies included in this index had a weighted average market capitalization of approximately $79.4 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund invests in medium-sized U.S. companies, which have market capitalizations greater than $563.0 million, but less than $18.4 billion, as measured by Russell. The fund invests in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund invests in stocks of foreign companies, including investments in emerging markets. These stocks may be traded on U.S. or foreign stock markets.


The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.


The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 85% in 2005.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.


Moreover, the fund invests some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.


Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is


                                                                            CA-1

that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.


Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.



How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]


                                     [CHART]

                              Annual Total Returns

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
18.02%  25.28%  37.95%  45.45% -15.85% -25.88%  -26.96%  32.45%  5.28%   4.20%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.


Average Annual Total Returns



                                          For periods ended 12/31/05
                                    --------------------------------------
                                     1 year        5 years        10 years
                                    --------      ---------      ---------
   Capital Appreciation Fund        4.20%         -4.69%         6.98%
  Russell 1000 Growth Index*        5.26%         -3.58%         6.73%


* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.



The fund primarily invests in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.



CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.09%
 Annual Fund Operating Expenses                                                          0.83%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.70%



1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2007, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $72           $252           $448         $1,013



                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Core Fund
What are the fund's goals and main investment strategies?
The investment objective of the Core Fund (fund) is long-term capital appreciation.


The fund pursues its objective by investing primarily in equity securities of U.S. companies. The fund normally invests in medium and large-sized companies but may also invest in small companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. When evaluating the fund's performance, the S&P 500 Index is used as the benchmark. The S&P 500 Index had a weighted average market cap of $85.2 billion as of January 31, 2006. The smallest company in the index had a market cap of $721.0 million and the largest company in the index had a market cap of $390.5 billion.


The fund's investment strategy consists of individual company selection and management of cash reserves. The fund seeks to optimize returns with a conservative level of risk. The sub-adviser looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or cyclical earnings records.

The fund seeks to invest in companies that have:
  o Strong or rapidly improving balance sheets;
  o Recognized industry leadership; and
  o Effective management teams that exhibit a desire to earn consistent returns for shareholders.

In selecting securities, the fund also considers the following characteristics:
  o Past growth records;
  o Future earnings prospects;
  o Technological innovation;
  o General market and economic factors; and
  o Current yield or potential for dividend growth.

Generally, companies held by the fund fall into one of the following categories:
  o Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The fund generally looks for a catalyst that will unlock these values. It also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).
  o Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

The sub-adviser adjusts the amount held in cash reserves depending on the sub-adviser's outlook for the stock market. The sub-adviser will increase the fund's allocation to cash when, in the sub-adviser's opinion, market valuation levels become excessive. The sub-adviser may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including foreign stocks, exchange traded funds and repurchase agreements. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.


The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's annualized portfolio turnover rate from the fund's commencement date, May 3, 2005, through December 31, 2005 was 43%.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Salomon Brothers Asset Management Inc, an indirect wholly-owned subsidiary of Legg Mason, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.



                                                                             C-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.


How has the fund performed?


The fund commenced operations on May 3, 2005. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future.


Fees and Expenses

The fund normally invests in medium-sized companies and large-sized companies. Accordingly, the fund's performance can be compared to the performance of the S&P 500 Index.

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.




Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.69%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          2.92%
 Total Annual Fund Operating Expenses                                                    3.61%
 Less Fee Waiver and Expense Reimbursement1                                             (2.77%)
 Net Expenses                                                                            0.84%



1 Lincoln Life has contractually agreed to reimburse the fund's Standard Class to the extent that the Total Annual Fund Operating Expenses exceed 0.84% of average daily net assets. The Agreement will continue at least through April 30, 2007, and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.



C-2


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.




 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $86           $848         $1,632         $3,689




                                                                             C-3


Performance of Comparable Accounts


When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Core Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of the comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-advisers, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.


When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Core Fund - it shows the performance of similar accounts managed by Salomon Brothers Asset Management Inc.


The chart shows the historical performance of the Salomon Brothers Asset Management Inc. Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Core Fund. As of December 31, 2005, the composite consisted of three advisory accounts, including two mutual funds and one separate account. As of June 30, 2004, the composite consisted of two accounts, which included one mutual fund and one separate account.


The performance shows the historical track record of the sub-adviser and is not intended to imply how the Core Fund has performed or will perform. Total returns represent past performance of the composite and not the Core Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.



                                                            For periods ended 12/31/05
                                                      --------------------------------------
                                                       1 year        5 years        10 years
                                                      --------      ---------      ---------
  Salomon Brothers Asset Management Composite1        4.17%         2.62%            10.12%
                                S&P 500 Index2        4.93%         0.55%             9.12%



1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Core Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The returns were calculated using the performance measurement standards of the CFA Institute ("GIPS Standards"). Results may have been different if the SEC method of calculating total return had been used instead of the GIPS Standards. The results shown above: (i) represent a discretionary, fee paying, separate account under management for at least six months; (ii) reflect the reinvestment of any dividends or capital gains; and (iii) are shown after deduction of advisory, brokerage or other expenses.

2 The S&P 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues).


C-4

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.


The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

When evaluating the fund's performance, the Russell 1000 Value Index is used as the benchmark. As a point of reference, as of December 31, 2005, the companies included in this index had a weighted average market capitalization of approximately $81.9 billion. The smallest company in this index had a market cap of $563.0 million and the largest company in this index had a market cap of $371.7 billion as of December 31, 2005.


The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.


The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 151% in 2005.



The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


                                                                            EI-1

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


Further, the fund primarily invests in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.


Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing


EI-2

a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]


                                     [CHART]

                              Annual Total Returns

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
19.81%  30.68%  12.73%   6.27%  10.62%  -7.34% -15.67%  32.35%   9.77%   4.49%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.94)%.


Average Annual Total Return



                                         For periods ended 12/31/05
                                   --------------------------------------
                                    1 year        5 years        10 years
                                   --------      ---------      ---------
         Equity-Income Fund        4.49%         3.47%             9.42%
  Russell 1000 Value Index*        7.05%         5.28%            10.94%


* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.



The fund primarily invests in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.



                                                                            EI-3

Fees and Expenses


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          0.80%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            0.76%


1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2007, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $78           $251           $440           $986


EI-4

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.


When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index compiled by UBS GLobal AM, the fund's sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global.



Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class


In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year. The fund may invest in both investment grade and high yield (lower-rated) securities.


The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information


The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could also result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 91% in 2005.


Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]


                                     [CHART]

                              Annual Total Returns

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
15.04%  19.47%  13.50%  11.33%  -5.44%  -7.88% -11.89%  20.40%  13.54%   6.80%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.


Average Annual Total Return



                                             For periods ended 12/31/05
                                      ----------------------------------------
                                        1 year         5 years        10 years
                                      ----------      ---------      ---------
  Global Asset Allocation Fund            6.80%       3.46%          6.88%
           Russell 3000 Index*            6.12%       1.58%          9.20%
            MSCI World Index**           10.02%       2.64%          7.47%
       Citigroup WGBI Index***           -6.88%       6.92%          4.99%
                      GSMI****            6.51%       5.04%          7.83%



* The Russell 3000 Index represents a broad U.S. equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

** The MSCI World Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

*** The Citigroup World Government Bond Index (WGBI) represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

**** The Global Securities Markets Index (GSMI) is an unmanaged index compiled by UBS Global AM, the fund's sub-adviser. As of June 1, 2005, the GSMI was constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global. Prior to June 1, 2005, 40% Wilshire 5000 Equity Index was used rather than the 40% Russell 3000 Index, and the 3% Merrill Lynch U.S. High Yield Cash Pay Index was used rather than the 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index.



When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


GAA-4

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.19%
 Annual Fund Operating Expenses                                                         0.93%


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $95           $296           $515         $1,143



                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Fund
What are the fund's goals and main investment strategies?

The investment objective of the Growth Fund (fund) is long-term capital growth.


The fund pursues its investment objective by investing in a diversified portfolio of equity securities (stocks). The fund normally will invest a minimum of 80% of its assets in stocks of large cap U.S. companies included, at the time of purchase, in the Russell 1000 Growth Index, which is a subset of the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2005, the companies included in this index had a weighted average market capitalization of approximately $79.4 billion. The smallest company in the index had a market cap of $898.0 million and the largest company in the index had a market cap of $371.7 billion as of December 31, 2005.

In selecting securities from the Russell 1000 Growth Index, a proprietary multi-factor quantitative model is used. The factors used by the model include stock valuation, quality of earnings and potential furture earnings growth. The fund looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value, among other factors, is also examined. If the fund believes that a company is overvalued, it will not be considered as an investment for the fund. After the initial screening is done, the fund relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the sub-adviser believes have strong, substantial earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in the Russell 1000 Growth Index, and because the fund's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" fund. In seeking to outperform the index, however, the fund reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
  o Relative price to earnings and price to book ratios;
  o Stability and quality of earnings;
  o Earnings momentum and growth;
  o Weighted median market capitalization of the fund;
  o Allocation among the economic sectors of the fund as compared to the Russell 1000 Growth Index; and
  o Weighted individual stocks within the Russell 1000 Growth Index.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." The fund may also invest in investment grade convertible securities, preferred stock, illiquid securities, when issued and delayed delivery securities, forward commitments and U.S. Government debt securities. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. In these circumstances, the fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's annualized portfolio turnover rate from the fund's commencement date, May 3, 2005, through December 31, 2005, was 251%.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Fund Asset Management, L.P., doing business as Mercury Advisors. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.



What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


                                                                             G-1

Selection risk is also a principal risk where the securities that the manager selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.


The fund follows an investment style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

The fund may also be subject to certain other risks associated with its investments and investment strategies, including derivatives such as futures and options for hedging purposes, as well as anticipatory hedges and cross hedges. Investing in when issued and delayed securities and forward commitments involves the risk that the security a fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Investing in stocks of foreign issuers (including ADRs) also involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.



How has the fund performed?


The fund commenced operations on May 3, 2005. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future.


Fees and Expenses


The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                         0.74%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                         2.48%
 Total Annual Fund Operating Expenses                                                   3.22%
 Less Fee Waiver and Expense Reimbursement1                                            (2.36%)
 Net Expenses                                                                           0.86%



1 Lincoln Life has contractually agreed to reimburse the fund's Standard Class to the extent that the Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets. The Agreement will continue at least through April 30, 2007, and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.




 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $88           $770         $1,478         $3,359




G-2


Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Fund - it shows the performance of similar accounts managed by Mercury Advisors.


The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Fund. As of December 31, 2005, the composite consisted of one mutual fund.


The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.



                                               For periods ended 12/31/05
                                        ----------------------------------------
                                          1 year         5 years        10 years
                                        ----------      ---------      ---------
  Mercury Advisors Composite 1,2           12.52%          2.74%       0.58%
     Russell 1000 Growth Index 3            5.26%         -3.58%       6.73%



1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The returns were calculated using the performance measurement standards of the CFA Institute ("GIPS Standards"). Results may have been different if the SEC method of calculating total return had been used instead of the GIPS Standards. The results shown above: (i) represent a discretionary, fee paying, separate account under management for at least six months; (ii) reflect the reinvestment of any dividends or capital gains; and (iii) are shown after deduction of advisory, brokerage or other expenses.

2The Mercury Advisors Large Cap Growth Composite (the"Composite") seeks long-term growth of capital through a diversified portfolio of equity securities of large cap companies located in the United States that the portfolio management team believes have an above average earnings prospect. The Composite creation date was September 30, 2002. The Composite consists of all unrestricted fee paying accounts with a minimum market value of $5 million at inception that the portfolio management team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite through the completion of the last full month under management. The Composite is managed against the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance presented prior to the close of business on September 30, 2002, occured while members of Merrill Lynch Investment Managers ("MLIM") portfolio management team were affiliated with another firm within Merrill Lynch & Co. (the "Prior Firm"). Such members of the portfolio management team were the only individuals responsible for investment decisions at the Prior Firm. The staff and decision-making process remain intact and independent within MLIM. In addition, all of the assets from the Prior Firm transferred to MLIM. Performance records from the Prior Firm are available upon request Total returns and expenses are not annualized for the first year of operations.


3 The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

                                                                             G-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.


The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2005, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $80.7 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $563.0 million and the largest company in the index had a market cap of $371.7 billion as of December 31, 2005. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.


The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.


The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 20% in 2005.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]


                                     [CHART]

                              Annual Total Returns

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
18.76%  30.93%  20.34%  17.54%  -9.63% -11.21% -22.07%  29.71%  11.99%   5.54%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.


Average Annual Total Return



                                      For periods ended 12/31/05
                                --------------------------------------
                                 1 year        5 years        10 years
                                --------      ---------      ---------
  Growth and Income Fund        5.54%         1.19%          7.74%
     Russell 1000 Index*        6.27%         1.07%          9.28%



* The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.



The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.33%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.05%
 Annual Fund Operating Expenses                                                         0.38%



GI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $39           $122           $213           $480



                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Opportunities Fund
What are the fund's goals and main investment strategies?

The investment objective of the Growth Opportunities Fund (fund) is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap and emerging growth companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States. Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The market capitalization of the Russell 2000 Growth Index and the S&P Small Cap 600 Index included companies with capitalizations up to $4.4 billion as of December 31, 2005, and up to $4.2 billion, as of January 31, 2006, respectively. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company.

When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark. The Russell 2000 Growth Index measures the performance of the those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 companies consist of the smallest 2,000 U.S. companies in the Russell 3000 Index based on total market capitalization.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what the sub-adviser believes it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.


The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's annualized portfolio turnover rate from the fund's commencement date, May 3, 2005, through December 31, 2005, was 376%.

Delaware Managment Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Fund Asset Management, L.P., doing business as Mercury Advisors. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.



What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails or if management changes, or if there are other adverse developments, the fund's investment in a small cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies' securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

The fund follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style used by the fund is out of favor, the fund may underperform other equity funds that use different investing styles.



                                                                            GO-1

How has the fund performed?


The fund commenced operations on May 3, 2005. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.


Fees and Expenses


The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.99%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                          5.62%
 Total Annual Fund Operating Expenses                                                    6.61%
 Less Fee Waiver and Expense Reimbursement1                                             (5.43%)
 Net Expenses                                                                            1.18%



1 Lincoln Life has contractually agreed to reimburse the fund's Standard Class to the extent that the Total Annual Fund Operating Expenses exceed 1.18% of average daily net assets. The Agreement will continue at least through April 30, 2007, and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.




 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $120        $1,471         $2,778         $5,867



Performance of Comparable Accounts


When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Opportunities Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.


GO-2

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Opportunities Fund - it shows the performance of similar accounts managed by Mercury Advisors.


The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Opportunities Fund. As of December 31, 2005, the composite consisted of two separate accounts and one mutual fund.


The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Opportunities Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Opportunities Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.



                                               For periods ended 12/31/05
                                        ----------------------------------------
                                          1 year         5 years        Lifetime
                                        ----------      ---------      ---------
  Mercury Advisors Composite 1,2           13.21%       3.13%            12.23%
     Russell 2000 Growth Index 3            4.15%       2.28%             6.04%



1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Opportunities Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The returns were calculated using the performance measurement standards of the CFA Institute ("GIPS Standards"). Results may have been different if the SEC method of calculating total return had been used instead of the GIPS Standards. The results shown above: (i) represent a discretionary, fee paying, separate account under management for at least six months; (ii) reflects the reinvestment of any dividends or captial gains; and
(iii) are shown after deduction of advisory, brokerage or other expenses.

2The Mercury Advisors U.S. Small Cap Growth Composite (the "Composite") seeks to exploit the inefficiencies of the small cap market by taking a bottom-up approach to stock selection that focuses on: (i) growth companies; (ii) industry leaders and (iii) excellent management teams. The Composite consists of all unrestricted fee paying accounts that the team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite rate-of-return calculations through the completion of the last full month of mangement. The Composite creation date was January, 1996. Total returns and expenses are not annualized for the first year of operations.

3 The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 U.S. companies in the Russell 3000 Index based on total market capitalization.


                                                                            GO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.


The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark. As of December 30, 2005 the smallest company in the index had a market cap of $236.0 million and the largest company in the index had a market cap of $222.5 billion.


Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the


                                                                             I-1

currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 7% in 2005.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]



                                     [CHART]

                              Annual Total Returns

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 9.52%   6.00%  14.66% -17.20%   0.11%  -9.96% -10.78%  41.62%  20.94%  12.54%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.


Average Annual Total Return



                                  For periods ended 12/31/05
                            --------------------------------------
                             1 year        5 years        10 years
                            --------      ---------      ---------
  International Fund        12.54%        9.14%          9.23%
    MSCI EAFE Index*        14.02%        4.94%          6.18%


* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.76%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.16%
 Annual Fund Operating Expenses                                                         0.92%



                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $94           $293           $509         $1,131



I-4

Fund Overview-Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.


One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers Aggregate Bond Index; 5% Citigroup 90 day T-Bill Index.


The three categories are explained in the following sections.


Stock Category


The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of January 31, 2006, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $85.2 billion. The stock category also includes some investments in medium-sized U.S. companies. Medium-sized companies typically have market capitalizations between $1 billion and $4 billion. The stock category may also include investment in small-sized companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.


The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long


                                                                             M-1

term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.


Money Market Category


The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from date of purchase or date of reset. These money market instruments include:

  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

M-2

  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.


Portfolio Turnover and Other Information


The portfolio management team for the stock category of the fund does not intend to engage in active or frequent trading of the portfolio's equity securities as part of their normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate in the fund's stock category.

The portfolio manager of the debt obligations category of the fund intends to engage in active and frequent trading of the portfolio's debt obligation securities as part of his investment style which seeks to add value through security and sector selection. The debt obligations category may have a portfolio turnover rate significantly greater than 100% in one year. For example, the debt obligations category would have a turnover rate of 100% if all of that category's investments were replaced in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

The fund's overall turnover rate (the combined turnover rates for the stock category and the debt obligations category of the fund) was 92% in 2005.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of


                                                                             M-3

recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

M-4

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]


                                     [CHART]

                              Annual Total Returns

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------- ------  ------  ------
12.05%  21.83%  12.72%   7.72%  -1.41%  -1.58%  -11.08%  22.90% 10.00%   4.49%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95)%.


Average Annual Total Return



                                                              For periods ended 12/31/05
                                                        --------------------------------------
                                                         1 year        5 years        10 years
                                                        --------      ---------      ---------
                                    Managed Fund        4.49%         4.33%          7.29%
           Lehman Brothers Aggregate Bond Index*        2.43%         5.87%          6.16%
  Lehman Brothers U.S. Government/Credit Index**        2.37%         6.11%          6.17%
                           Russell 1000 Index***        6.27%         1.07%          9.28%
                          Russell 2000 Index****        4.55%         8.22%          9.26%
              Citigroup 90-Day T-Bill Index*****        3.00%         2.21%          3.72%



* The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Effective May 1, 2006. the fund's debt obligations category changed its benchmark index from the Lehman Brothers U.S. Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The investment adviser believes that the Lehman Brothers Aggregate Bond Index more closely represents the manager's investment style and securities held in the debt obligations category of the fund. For comparison purposes, both indexes are shown in the table above.

**The Lehman Brothers U.S. Government/Credit Index measures performance of diversified, investment grade, bond issues.

***The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

****The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

*****   The Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.



                                                                             M-5

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.40%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.11%
 Annual Fund Operating Expenses                                                         0.51%


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $52           $164           $285           $640



M-6

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?

The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from the date of purchase or the date of reset. These instruments include:

  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.


When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Citigroup 90-day T-Bill Index is used as the benchmark.


The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]


                                     [CHART]

                              Annual Total Returns

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 5.07%   5.14%   5.12%   4.74%   6.06%   4.06%   1.36%   0.68%   0.88%   2.79%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: 0.14%.


The fund's 7-day yield ending December 31, 2005 was 3.81%.



Average Annual Total Return



                                              For periods ended 12/31/05
                                        --------------------------------------
                                         1 year        5 years        10 years
                                        --------      ---------      ---------
                MoneyMarket Fund        2.79%         1.95%          3.57%
  Citigroup 90 day T-Bill Index*        3.00%         2.21%          3.72%


* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                             N/A
 Deferred Sales Charge (Load)                                                         N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                          N/A
 Redemption Fee                                                                       N/A
 Exchange Fee                                                                         N/A
 Account Maintenance Fee                                                              N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                        0.44%
 Distribution and/or Service (12b-1) fees                                             None
 Other Expenses                                                                        0.10%
 Annual Fund Operating Expenses                                                        0.54%



MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $55           $173           $302           $677



                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).


The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2005, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $80.7 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $563.0 million and the largest company in the index had a market cap of $371.7 billion as of December 31, 2005. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.


The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.



Portfolio Turnover and Other Information

The fund does not intend to engage in active or frequent trading of portfolio securities as part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 28% in 2005.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


Social Standards


The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;

                                                                            SA-1


  o liquor, tobacco or gambling businesses;
  o the use of animals for testing when developing new cosmetics and personal care products; and/or
  o egregious human rights violations, or that have been involved in multiple human rights controversies related to their operations in the U.S. or abroad; including companies:
   o with operations or direct investment in or sourcing from Burma;
   o that have been involved in serious controversies with indigenous people;
   o that have been involved in major labor controversies (e.g., those involving sweatshop cases, worker deaths, serious injuries, labor rights violations or child labor law infractions);
   o whose non-U.S. operations are the subject of controversies related to the community, diversity issues, employee relations, the environment or product safety.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.



What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]


                                     [CHART]

                              Annual Total Returns

 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
28.94%  37.53%  19.89%  15.44%  -8.33%  -9.50% -22.14%  31.86%  12.70%  12.03%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.


Average Annual Total Return



                                      For periods ended 12/31/05
                               ----------------------------------------
                                 1 year         5 years        10 years
                               ----------      ---------      ---------
  Social Awareness Fund           12.03%       3.25%            10.19%
    Russell 1000 Index*            6.27%       1.07%             9.28%



* The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.



The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.35%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.07%
 Annual Fund Operating Expenses                                                         0.42%




                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $43           $135           $235           $530



SA-4

Fund Overview-Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of domestic stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.


A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2005, the companies included in the Russell Midcap Value Index had an average weighted market capitalization of approximately $7.7 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.


The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.


The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-cash flow) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 13% in 2005.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


                                                                            SO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]


                                     [CHART]

                              Annual Total Returns

 1996    1997   1998    1999    2000   2001    2002     2003     2004    2005
------  ------  ----   ------  ------  -----  -------  -------  ------  ------
16.51%  28.15%  6.79   -4.48%  16.04%  2.16%  -11.75%   33.99%   22.76% 15.65%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.


Average Annual Total Return



                                           For periods ended 12/31/05
                                     --------------------------------------
                                      1 year        5 years        10 years
                                     --------      ---------      ---------
   Special Opportunities Fund        15.65%        11.39%         11.73%
  Russell Midcap Value Index*        12.65%        12.21%         13.65%


* The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.


SO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                              N/A
 Deferred Sales Charge (Load)                                                          N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                           N/A
 Redemption Fee                                                                        N/A
 Exchange Fee                                                                          N/A
 Account Maintenance Fee                                                               N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                         0.38%
 Distribution and/or Service (12b-1) fees                                              None
 Other Expenses                                                                         0.07%
 Annual Fund Operating Expenses                                                         0.45%


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $46           $144           $252           $567



                                                                            SO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Lincoln Profile Funds:
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?


Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.


Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:




Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with an
                                 emphasis on growth of
                                 capital.
Moderately Aggressive            A balance between a high
Fund                             level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Fund                             invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.


On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.


Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust, the Delaware VIP Trust or the Jefferson Pilot Variable Fund, Inc., which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund. Jefferson Pilot Investment Advisory Corporation (Jefferson Pilot) is the investment adviser for the



                                                                            FF-1


Jefferson Pilot Variable Fund, Inc. DMC, Jefferson Pilot and Lincoln Life are each indirect wholly-owned subsidiaries of Lincoln National Corporation. Because Lincoln National Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.


Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated, each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?


The funds commenced operations on May 3, 2005. Once the funds have at least one calendar year of performance a bar chart and performance table will be included in the prospectus. Please note that the past performance of a fund is not necessarily an indication of how it will perform in the future.


FF-2

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees) ....................          None                None
Other Expenses ..............................................            1.28%               0.35%
Total Annual Fund Operating Expenses ........................            1.53%               0.60%
Less Fee Waiver and Expense Reimbursement1 ..................           (1.23%)             (0.30%)
Net Expenses ................................................            0.30%               0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)2 .................................................            0.73%               0.82%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees) ....................                None                     None
Other Expenses ..............................................                 0.54%                    1.66%
Total Annual Fund Operating Expenses ........................                 0.79%                    1.91%
Less Fee Waiver and Expense Reimbursement1 ..................                (0.49%)                  (1.61%)
Net Expenses ................................................                 0.30%                    0.30%
Indirect Expenses (Underlying Fund Fees and
 Expenses)2 .................................................                 0.82%                    0.91%



1  Lincoln Life has contractually agreed to reimburse each fund's Standard
 Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.30% of average daily net assets. The Agreement will continue at least through April 30, 2007, and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

2

In addition to the Annual Fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the underlying funds in which they invest. The "Underlying Fund Fees and Expenses" in the chart are based on the 2005 fees and expenses of the underlying funds that were owned by each fund on December 31, 2005 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.


The following examples help you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.




                                             1 year        3 years        5 years        10 years
                                            --------      ---------      ---------      ---------
             Conservative Profile Fund        $105           $588         $1,098         $2,499
                 Moderate Profile Fund        $114           $420         $  748         $1,676
    Moderately Aggressive Profile Fund        $114           $460         $  830         $1,870
               Aggressive Profile Fund        $123           $721         $1,346         $3,031



                                                                            FF-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.


Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The relief also would permit a fund to employ two or more sub-advisers at the same time. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.


Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.



Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.


                                                                           GPD-1



Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ================================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                 0.35% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 36 years.

                                 Portfolio Manager: Mr. Edward Keely, Vice President of Janus, has been responsible for man-
                                 aging the fund since March 2006. Prior to joining Janus in 1998, he was a Senior Vice Presi-
                                 dent of Investments at Founders Funds. Mr Keely was also portfolio manager of Founders
                                 Growth Fund from 1994 to 1998. Prior to that, he served as assistant portfolio manager of
                                 Founders Discovery and Frontier Funds. Mr. Keely joined Founders in 1989 as an analyst and holds a bachelor's degree in economics from Colorado College. Mr. Keely is a Chartered Finan-
                                 cial Analyst and has 17 years of professional investment experience.
Core Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                 0.69% of the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc, an indirect wholly-owned subsidiary of Legg Mason, Inc, 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, is a Managing Director, Portfolio Manager and Chief
                                 Investment Officer for the Active Platform at CAM North America, LLC, an affiliate of Salomon
                                 Brothers Asset Management Inc. He is responsible for the fund's day-to-day management. Mr.
                                 Cohen joined the organization in 1969 as a portfolio manager; he holds a bachelor's degree from Case Western Reserve University and a PhD from Tufts University. Scott Glasser, is a
                                 Managing Director and Portfolio Manager at CAM North America, LLC. He currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined the organization in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylva-
                                 nia State University.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2005, FMR, including its affiliates, had approximately $1,207.7 billion in assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-owned subsid-
                                 iary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.


GPD-2



Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the fixed-income and equi-
                                    ties investment management teams, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and port-
                                    folio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as lead portfolio
                                    manager and coordinator for management of the fund has responsibility for allocating the fund's assets among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the fund to ensure its
                                    compliance with its stated investment objectives and strategies. Mr. Singer joined UBS in
                                    1990.
Growth Fund                         Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: Fund Asset Management, L.P. doing business as Mercury Advisors, PO Box
                                    9011, Princeton, NJ 08543. Merrill Lynch & Co., Inc. ("Merrill Lynch") has announced that it
                                    has entered into an agreement under which its investment management business, including
                                    Merrill Lynch Investment Managers, L.P., will merge with BlackRock, Inc. to form a new com-
                                    pany under the BlackRock name. As part of this transaction Mercury will become a division of
                                    the new combined company. The Transaction is subject to certain regulatory approvals, as well as other customary conditions to clsoing. Subject to such approvals and the satisfaction
                                    of other conditions, Merrill Lynch expects the transaction to be completed during the third quarter of 2006.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. He has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM") since
                                    2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, he was Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and an Executive Vice
                                    President thereof from 1991 to 1999.


                                                                           GPD-3



Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ================================================================================================
Growth and Income Fund           Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                 0.33% of the fund's average net assets).

                                 Sub-Adviser: None

                                 Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                 Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                 Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                 Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                 ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                 President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                 Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                 Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                 Padilla worked for ten years at The Vanguard Group. Mr. Adams, Mr. Michael Morris and Mr.
                                 Padilla are CFA Charterholders.
Growth Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                 0.99% of the fund's average net assets).

                                 Sub-Adviser: Fund Asset Management, L.P. doing business as Mercury Advisors, PO Box
                                 9011, Princeton, NJ 08543. Merrill Lynch & Co., Inc. ("Merrill Lynch") has announced that it has entered into an agreement under which its investment management business, including
                                 Merrill Lynch Investment Managers, L.P., will merge with BlackRock, Inc. to form a new com-
                                 pany under the BlackRock name. As part of this transaction Mercury will become a division of the new combined company. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of other conditions, Merrill Lynch expects the transaction to be completed during the third quar-
                                 ter of 2006.

                                 Portfolio Manager:The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. These investment professionals are also part of a larger U.S. investment team which exchanges research and discusses trends regarding U.S. industries. Ronald J. Zibelli,
                                 Jr. is the senior portfolio manager of the fund and is primarily responsible for the day-to-day management of the fund's portfolio and its investment selection. Mr. Zibelli is a Director of
                                 Merrill Lynch Investment Managers, L.P. ("MLIM") and has been a portfolio manager for
                                 MLIM since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Man-
                                 agement from 1997 to 1999.


GPD-4



Fund                      Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
====================      ================================================================================================
International Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                          0.76% of the fund's average net assets).

                          Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                          6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                          Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                          Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                          Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                          Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                          ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                          Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                          Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                          versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                          1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                          Society of Investment Professionals.
Managed Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                          0.40% of the fund's average net assets).

                          Sub-Adviser: None.

                          Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                          S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                          President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                          Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                          Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                          tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                          Vanguard Group. Mr. Adams, Mr. Michael Morris and Mr. Padilla are CFA Charterholders.

                          Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                          Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                          agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                          Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                          sity and is a CFA Charterholder.

                          Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                          Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                          University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                          ment Management Research.


                                                                           GPD-5



Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Money Market Fund                 Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                  0.44% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                                  Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                                  GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                                  Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                                  Investment Management Research.
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. Mr. Adams, Mr. Michael Morris and Mr.
                                  Padilla are CFA Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                  0.38% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.


GPD-6



Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
Moderate Profile Fund                0.25% of the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille and Victor Zhang serve as co-portfolio managers of the fund.
                                     Mr. Castille is a Managing Director of Wilshire and the Chief Investment Officer of
                                     Wilshire's
                                     Funds Management Division. Mr. Castille joined the firm in 2001 and is the head of risk man-
                                     agement for the Funds Management Division and manages Wilshire's Manager Research
                                     Group. Prior to joining Wilshire, he was a vice president at General Rockets and a principal at
                                     Barclays Global Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola University and a bachelor's degree from Louisiana State University. Mr. Zhang joined Wilshire in 2006, from Harris myCFO Investment Advisory Services, LLC, where he was the director responsible for portfolio structure and implementation. Prior to that time, he
                                     served as senior consultant with Ernst & Young's Investment Advisory Services in Los Ange-
                                     les. He holds a bachelor's degree in Business Economics from the University of California,
                                     Los
                                     Angeles.




Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.


A discussion regarding the basis for the Trust's board of trustees approving the investment advisory contract for the funds and the sub-advisory contracts for certain of the funds is available in the annual report to shareholders for the twelve month period ended December 31, 2005 or the semi-annual report to shareholders for the six month period ended June 30, 2005.




Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:
  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


                                                                           GPD-7

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.


The Money Market Fund's portfolio securities are valued on the basis of amortized cost. While a stable fund share price is not guaranteed, the net asset value of the fund is expected to remain at $10.00 per share.




Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.


DMC and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD") and/or the funds' sub-advisers, may pay additional compensation (at their own expense and not as an expense of the funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, "financial intermediaries") in connection with the sale or retention of fund shares or insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of a fund's shares, as such payments are not made from fund assets.

For more information, please see the Statement of Additional Information.


GPD-8


Market Timing

Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. A fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional fund shares of the same class of the fund at no charge.

Since all the shares of the funds are owned directly or indirectly by Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequence at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



                                                                           GPD-9

Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


GPD-10

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years or for such shorter period of time as the fund has been in operation. With respect to certain noted funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.




                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)3            Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2
12/31/2005            $ 9.857           (0.026)               0.993               0.967
12/31/2004            $ 8.672           (0.039)               1.224               1.185
12/31/2003            $ 6.539           (0.029)               2.162               2.133
12/31/2002            $ 9.371           (0.036)              (2.796)             (2.832)
12/31/2001            $17.644           (0.043)              (5.119)             (5.162)
Lincoln VIP Bond Fund 5
12/31/2005            $12.966            0.520               (0.188)              0.332
12/31/2004            $13.223            0.566                0.103               0.669
12/31/2003            $12.989            0.549                0.382               0.931
12/31/2002            $12.382            0.675                0.560               1.235
12/31/2001            $11.891            0.747                0.349               1.096
Lincoln VIP Capital Appreciation Fund 7
12/31/2005            $17.680            0.038                0.704               0.742
12/31/2004            $16.793           (0.009)               0.896               0.887
12/31/2003            $12.678           (0.014)               4.129               4.115
12/31/2002            $17.358           (0.032)              (4.648)             (4.680)
12/31/2001            $25.345           (0.035)              (6.035)             (6.070)
Lincoln VIP Core Fund 11
12/31/2005            $10.000            0.078                0.366               0.444
Lincoln VIP Equity-Income Fund 8
12/31/2005            $18.020            0.217                0.540               0.757
12/31/2004            $16.595            0.247                1.366               1.613
12/31/2003            $12.653            0.163                3.921               4.084
12/31/2002            $15.339            0.162               (2.544)             (2.382)
12/31/2001            $17.443            0.197               (1.420)             (1.223)
Lincoln VIP Global Asset Allocation Fund 9,10
12/31/2005            $14.186            0.187                0.729               0.916
12/31/2004            $12.704            0.190                1.515               1.705
12/31/2003            $10.890            0.134                2.045               2.179
12/31/2002            $12.563            0.221               (1.708)             (1.487)
12/31/2001            $14.782            0.316               (1.410)             (1.094)
Lincoln VIP Growth Fund 11
12/31/2005            $10.000           (0.004)               1.708               1.704
Lincoln VIP Growth and Income Fund 12,13
12/31/2005            $30.407            0.427                1.253               1.680
12/31/2004            $27.502            0.458                2.821               3.279
12/31/2003            $21.438            0.304                6.047               6.351
12/31/2002            $27.849            0.275               (6.422)             (6.147)
12/31/2001            $43.249            0.309               (3.823)             (3.514)
Lincoln VIP Growth Opportunities Fund 11
12/31/2005            $10.000           (0.067)               2.580               2.513
Lincoln VIP International Fund 15
12/31/2005            $16.304            0.436                1.587               2.023



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2
12/31/2005                  -                   -                   -            $10.824           9.81%
12/31/2004                  -                   -                   -            $ 9.857          13.66%
12/31/2003                  -                   -                   -            $ 8.672          32.62%
12/31/2002                  -                   -                   -            $ 6.539         (30.22%)
12/31/2001                  -              (3.111)             (3.111)           $ 9.371         (33.29%)
Lincoln VIP Bond Fund 5
12/31/2005             (0.546)             (0.132)             (0.678)           $12.620           2.64%
12/31/2004             (0.534)             (0.392)             (0.926)           $12.966           5.30%
12/31/2003             (0.578)             (0.119)             (0.697)           $13.223           7.28%
12/31/2002             (0.627)             (0.001)             (0.628)           $12.989          10.13%
12/31/2001             (0.605)                  -              (0.605)           $12.382           9.18%
Lincoln VIP Capital Appreciation
Fund 7
12/31/2005             (0.046)                  -              (0.046)           $18.376           4.20%
12/31/2004                  -                   -                   -            $17.680           5.28%
12/31/2003                  -                   -                   -            $16.793          32.45%
12/31/2002                  -                   -                   -            $12.678         (26.96%)
12/31/2001                  -              (1.917)             (1.917)           $17.358         (25.88%)
Lincoln VIP Core Fund 11
12/31/2005             (0.037)                  -              (0.037)           $10.407           4.44%
Lincoln VIP Equity-Income Fund 8
12/31/2005             (0.204)             (0.579)             (0.783)           $17.994           4.49%
12/31/2004             (0.188)                  -              (0.188)           $18.020           9.77%
12/31/2003             (0.142)                  -              (0.142)           $16.595          32.35%
12/31/2002             (0.148)             (0.156)             (0.304)           $12.653         (15.67%)
12/31/2001             (0.177)             (0.704)             (0.881)           $15.339          (7.34%)
Lincoln VIP Global Asset
Allocation Fund 9,10
12/31/2005             (0.177)             (0.390)             (0.567)           $14.535           6.80%
12/31/2004             (0.223)                  -              (0.223)           $14.186          13.54%
12/31/2003             (0.365)                  -              (0.365)           $12.704          20.40%
12/31/2002             (0.186)                  -              (0.186)           $10.890         (11.89%)
12/31/2001             (0.050)             (1.075)             (1.125)           $12.563          (7.88%)
Lincoln VIP Growth Fund 11
12/31/2005                  -                   -                   -            $11.704          17.04%
Lincoln VIP Growth and Income
Fund 12,13
12/31/2005             (0.414)                  -              (0.414)           $31.673           5.54%
12/31/2004             (0.374)                  -              (0.374)           $30.407          11.99%
12/31/2003             (0.287)                  -              (0.287)           $27.502          29.71%
12/31/2002             (0.264)                  -              (0.264)           $21.438         (22.07%)
12/31/2001             (0.278)            (11.608)            (11.886)           $27.849         (11.21%)
Lincoln VIP Growth Opportunities
Fund 11
12/31/2005                  -                   -                   -            $12.513          25.13%
Lincoln VIP International Fund
15
12/31/2005             (0.361)                  -              (0.361)           $17.966          12.54%



                                        Ratio of Net                             Net
                       Ratio of          Investment                           Assets At
                     Expenses to           Income                               End of
                       Average            (Loss) to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
Lincoln VIP
Aggressive
Growth Fund
1,2
12/31/2005             0.87%            (0.26%)                 38%          $  272,838
12/31/2004             0.91%            (0.44%)                106%          $  269,192
12/31/2003             0.90%            (0.39%)                 94%          $  267,451
12/31/2002             0.87%            (0.47%)                 77%          $  213,893
12/31/2001             0.81%            (0.40%)                112%          $  352,865
Lincoln VIP
Bond Fund 5
12/31/2005             0.41%             4.02%                 270%          $  921,661
12/31/2004             0.42%             4.31%                 329%          $  898,105
12/31/2003             0.44%             4.13%                 652%          $  855,329
12/31/2002             0.44%             5.29%                 612%          $  770,020
12/31/2001             0.53%             5.96%                 712%          $  556,894
Lincoln VIP
Capital
Appreciation
Fund 7
12/31/2005            0.73%31            0.22%                  85%          $  544,301
12/31/2004            0.80%22           (0.06%)                 33%          $  659,385
12/31/2003             0.82%            (0.10%)                 21%          $  789,544
12/31/2002             0.80%            (0.21%)                 27%          $  678,243
12/31/2001             0.78%            (0.18%)                 48%          $1,125,648
Lincoln VIP
Core Fund 11
12/31/2005           0.84%21,24          1.14%                  43%          $   14,612
Lincoln VIP
Equity-Income
Fund 8
12/31/2005            0.78%23            1.23%                 151%          $  765,796
12/31/2004             0.80%             1.47%                 120%          $  830,276
12/31/2003             0.82%             1.15%                 134%          $  810,728
12/31/2002             0.82%             1.16%                 130%          $  618,330
12/31/2001             0.80%             1.23%                 127%          $  799,166
Lincoln VIP
Global Asset
Allocation
Fund 9,10
12/31/2005             0.93%             1.33%                  91%          $  273,272
12/31/2004             1.03%             1.46%                 139%          $  268,263
12/31/2003             1.06%             1.16%                 191%          $  257,804
12/31/2002             1.00%             1.88%                 133%          $  242,101
12/31/2001             0.96%             2.38%                 186%          $  322,310
Lincoln VIP
Growth Fund 11
12/31/2005           0.86%21,25         (0.06%)                251%          $   12,619
Lincoln VIP
Growth and
Income Fund
12,13
12/31/2005             0.38%             1.39%                  20%          $2,076,169
12/31/2004             0.37%             1.63%                  38%          $2,245,431
12/31/2003             0.38%             1.28%                  72%          $2,242,161
12/31/2002             0.38%             1.13%                  68%          $1,911,558
12/31/2001             0.36%             0.94%                  78%          $2,916,463
Lincoln VIP
Growth
Opportunities
Fund 11
12/31/2005           1.18%6,26          (0.86%)                376%          $    1,165
Lincoln VIP
International
Fund 15
12/31/2005             0.92%             2.58%                   7%          $  550,669


                                                                          GPD-11



                                               Income from Investment Operations
                                     -----------------------------------------------------
                                                          Net Realized
                                                              and
                                                           Unrealized
                                                          Gain (Loss)
                     Net Asset            Net                  on
                       Value          Investment        Investments and        Total From
                     Beginning          Income              Foreign            Investment
Period Ended         of Period          (Loss)3            Currencies          Operations
--------------      -----------      ------------      -----------------      ------------
12/31/2004            $13.620           0.332                 2.509               2.841
12/31/2003            $ 9.797           0.311                 3.745               4.056
12/31/2002            $11.155           0.199                (1.403)             (1.204)
12/31/2001            $13.769           0.212                (1.469)             (1.257)
Lincoln VIP Managed Fund 16
12/31/2005            $15.391           0.305                 0.384               0.689
12/31/2004            $14.299           0.306                 1.108               1.414
12/31/2003            $11.881           0.245                 2.458               2.703
12/31/2002            $13.825           0.347                (1.878)             (1.531)
12/31/2001            $16.918           0.443                (0.631)             (0.188)
Lincoln VIP Money Market Fund 18
12/31/2005            $10.000           0.278                     -               0.278
12/31/2004            $10.000           0.087                     -               0.087
12/31/2003            $10.000           0.068                     -               0.068
12/31/2002            $10.003           0.136                     -               0.136
12/31/2001            $10.000           0.397                     -               0.397
Lincoln VIP Social Awareness Fund 19
12/31/2005            $29.034           0.297                 3.189               3.486
12/31/2004            $26.001           0.368                 2.921               3.289
12/31/2003            $19.875           0.222                 6.099               6.321
12/31/2002            $25.810           0.233                (5.951)             (5.718)
12/31/2001            $37.208           0.227                (2.822)             (2.595)
Lincoln VIP Special Opportunities Fund 20
12/31/2005            $36,112           0.581                 4.839               5.420
12/31/2004            $29,753           0.452                 6.292               6.744
12/31/2003            $22.471           0.390                 7.227               7.617
12/31/2002            $26.006           0.418                (3.467)             (3.049)
12/31/2001            $25.846           0.431                 0.098               0.529
Lincoln VIP Conservative Profile Fund 11,14
12/31/2005            $10.000           0.131                 0.460               0.591
Lincoln VIP Moderate Profile Fund 11,14
12/31/2005            $10.000           0.082                 0.784               0.866
Lincoln VIP Moderately Aggressive Profile Fund 11,14
12/31/2005            $10.000           0.136                 0.964               1.100
Lincoln VIP Aggressive Profile Fund 11,14
12/31/2005            $10.000           0.055                 1.337               1.392



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                               Total
                         Net           Net Realized          Dividends          Net Asset
                     Investment           Gain on               and             Value End           Total
Period Ended           Income           Investments        Distributions        of Period          Return4
--------------      ------------      --------------      ---------------      -----------      -------------
12/31/2004             (0.157)                 -               (0.157)           $16.304          20.94%
12/31/2003             (0.233)                 -               (0.233)           $13.620          41.62%
12/31/2002             (0.154)                 -               (0.154)           $ 9.797         (10.78%)
12/31/2001             (0.259)            (1.098)              (1.357)           $11.155          (9.96%)
Lincoln VIP Managed Fund 16
12/31/2005             (0.372)                 -               (0.372)           $15.708           4.49%
12/31/2004             (0.322)                 -               (0.322)           $15.391          10.00%
12/31/2003             (0.285)                 -               (0.285)           $14.299          22.90%
12/31/2002             (0.413)                 -               (0.413)           $11.881         (11.08%)
12/31/2001             (0.464)            (2.441)              (2.905)           $13.825          (1.58%)
Lincoln VIP Money Market Fund 18
12/31/2005             (0.278)                 -               (0.278)           $10.000           2.79%
12/31/2004             (0.087)                 -               (0.087)           $10.000           0.88%
12/31/2003             (0.068)                 -               (0.068)           $10.000           0.68%
12/31/2002             (0.139)                 -               (0.139)           $10.000           1.36%
12/31/2001             (0.394)                 -               (0.394)           $10.003           4.06%
Lincoln VIP Social Awareness
Fund 19
12/31/2005             (0.261)                 -               (0.261)           $32.259          12.03%
12/31/2004             (0.256)                 -               (0.256)           $29.034          12.70%
12/31/2003             (0.195)                 -               (0.195)           $26.001          31.86%
12/31/2002             (0.217)                 -               (0.217)           $19.875         (22.14%)
12/31/2001             (0.174)            (8.629)              (8.803)           $25.810          (9.50%)
Lincoln VIP Special
Opportunities Fund 20
12/31/2005             (0.436)            (1.247)              (1.683)           $39.849          15.65%
12/31/2004             (0.385)                 -               (0.385)           $36.112          22.76%
12/31/2003             (0.335)                 -               (0.335)           $29.753          33.99%
12/31/2002             (0.365)            (0.121)              (0.486)           $22.471         (11.75%)
12/31/2001             (0.369)                 -               (0.369)           $26.006           2.16%
Lincoln VIP Conservative Profile
Fund 11,14
12/31/2005                  -                  -                    -            $10.591           5.91%
Lincoln VIP Moderate Profile
Fund 11,14
12/31/2005                  -                  -                    -            $10.866           8.66%
Lincoln VIP Moderately
Aggressive Profile Fund 11,14
12/31/2005                  -                  -                    -            $11.100          11.00%
Lincoln VIP Aggressive Profile
Fund 11,14
12/31/2005                  -                  -                    -            $11.392          13.92%



                                        Ratio of Net                             Net
                       Ratio of          Investment                           Assets At
                     Expenses to           Income                               End of
                       Average            (Loss) to         Portfolio           Period
                         Net             Average Net         Turnover           (000's
Period Ended            Assets             Assets              Rate            omitted)
--------------      -------------      --------------      -----------      -------------
12/31/2004             0.98%               2.33%                 9%          $  435,012
12/31/2003             1.04%               2.81%                14%          $  352,183
12/31/2002             1.02%               1.84%                 9%          $  255,516
12/31/2001             0.99%               1.74%                13%          $  320,680
Lincoln VIP
Managed Fund
16
12/31/2005             0.51%               1.96%                92%          $  545,772
12/31/2004             0.49%               2.10%               145%          $  581,333
12/31/2003             0.50%               1.90%               237%          $  587,274
12/31/2002             0.47%               2.69%               318%          $  524,827
12/31/2001             0.47%               2.93%               355%          $  690,682
Lincoln VIP
Money Market
Fund 18
12/31/2005             0.54%               2.78%               N/A           $  331,371
12/31/2004             0.53%               0.87%               N/A           $  297,914
12/31/2003             0.52%               0.69%               N/A           $  350.584
12/31/2002             0.51%               1.35%               N/A           $  519,071
12/31/2001             0.54%               3.75%               N/A           $  430,205
Lincoln VIP
Social
Awareness Fund
19
12/31/2005             0.42%               0.99%                28%          $1,149,865
12/31/2004             0.41%               1.38%                38%          $1,111,254
12/31/2003             0.43%               0.99%                60%          $1,062,079
12/31/2002             0.40%               1.03%                32%          $  857,646
12/31/2001             0.40%               0.75%                49%          $1,274,803
Lincoln VIP
Special
Opportunities
Fund 20
12/31/2005             0.45%               1.55%                13%          $  764,088
12/31/2004             0.47%               1.43%                36%          $  652,224
12/31/2003             0.52%               1.56%                80%          $  541,170
12/31/2002             0.47%               1.67%                55%          $  439,984
12/31/2001             0.48%               1.65%                73%          $  539,870
Lincoln VIP
Conservative
Profile Fund
11,14
12/31/2005            0.30%27              1.87%                20%          $    2,440
Lincoln VIP
Moderate
Profile Fund
11,14
12/31/2005            0.30%28              1.16%                10%          $   12,391
Lincoln VIP
Moderately
Aggressive
Profile Fund
11,14
12/31/2005            0.30%29              1.88%                10%          $   11,426
Lincoln VIP
Aggressive
Profile Fund
11,14
12/31/2005            0.30%30              0.75%                15%          $    4,280



1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the fund's sub-adviser.


2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.


3 The average shares outstanding method has been applied for per share information (except for Lincoln VIP Money Market Fund).


4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

5 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.



6 Ratio for the period ended December 31, 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.23%.


7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.


9 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc.
  replaced Putnam Investments as the fund's sub-adviser.


10 Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflected the performance history of the Lincoln National Global Asset Allocation Fund, Inc.


11 Operations of the fund commenced May 3, 2005. 2005 ratios and portfolio turnover have been annualized and total return has not been annualized for the year ended December 31, 2005.


12 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.


GPD-12


13 Effective July 1, 2002, Delaware Management Company, the fund's investment manager, assumed responsibility for the day-to-day management of the fund's investment portfolio. Prior to July 1, 2002, Goldman Sachs Asset Management, a division of Goldman, Sachs & Co., managed the investment portfolio as the fund's sub-adviser.

14 Does not include expenses of the investment companies in which the fund invests.


15 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.

16 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.


18 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

19 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

20 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.

21 Ratio for the period ended December 31, 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 0.89%.

22 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

23 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Equity-Income Fund would have been 0.80%.

24 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Core Fund would have been 3.61%.

25 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Fund would have been 3.22%.

26 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Opportunities Fund would have been 6.61%.

27 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Conservative Profile Fund would have been 1.53%.

28 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderate Profile
   Fund would have been 0.60%.

29 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderately
   Aggressive Profile Fund would have been 0.79%.

30 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Aggressive Profile Fund would have been 1.91%.

31 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.83%.



General Information

If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.


                                                                          GPD-13

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.


You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2006, into its prospectus. The Trust will provide a free copy of its SAI upon request.


You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

GPD-14

                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Core Fund
                     Equity-Income Fund
                     Global Asset Allocation Fund
                     Growth Fund
                     Growth and Income Fund
                     Growth Opportunities Fund
                     International Fund
                     Managed Fund
                     Money Market Fund
                     Social Awareness Fund
                     Special Opportunities Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                Service Class


                1300 South Clinton Street
                Fort Wayne, Indiana 46802

                Prospectus May 1, 2006




Each fund is one of the Lincoln National Funds (funds) that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Aggressive Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.


The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.0 billion to $18.4 billion as of December 31, 2005 while the range for the S&P MidCap 400 Index was $422.4 million to $15.8 billion as of January 31, 2006.

The fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.


Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 38% in 2005.


Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


                                                                            AG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]


                                     [CHART]

   2004     2005
  ------    -----
  13.37%    9.54%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 11.98%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (4.72)%.

AG-2

Average Annual Total Return



                                                      For periods ended 12/31/05
                                       ---------------------------------------------------------
                                         1 year         5 years        10 years        Lifetime*
                                       ----------      ---------      ----------      ----------
         Aggressive Growth Fund            9.54%       N/A            N/A             16.63%
  Russell Midcap Growth Index**           12.10%       N/A            N/A             22.77%


* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent appoximately 24% of the total market capitalization of the Russell 1000 Index.


The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.74%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.13%
 Annual Fund Operating Expenses                                                     1.12%


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $114          $356           $617         $1,363



                                                                            AG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.


When evaluating the fund's performance, the Lehman Brothers Aggregate Bond Index is used as the benchmark.


Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.


                                                                             B-1


The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 270% in 2005. This turnover rate (i.e., over 100%) is representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


B-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]


                                     [CHART]

  2004     2005
 -----    -----
 5.05%    2.39%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 2004 at: 3.53%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.10%).


Average Annual Total Return



                                                               For periods ended 12/31/05
                                                         ---------------------------------------
                                                          1 year        5 years        10 years        Lifetime*
                                                         --------      ---------      ----------      ----------
                                        Bond Fund        2.39%         N/A            N/A             3.42%
           Lehman Brothers Aggregate Bond Index**        2.43%         N/A            N/A             3.23%
           Lehman Brothers U.S. Government/Credit Index**2.37%         N/A            N/A             3.17%


* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began on May 1, 2003.


**The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Effective May 1, 2006, the benchmark index for the fund was changed from the Lehman Brothers U.S. Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The investment adviser believes that the Lehman Brothers Aggregate Bond Index more closely represents the manager's investment style and the fund's holdings. For comparison purposes, both indexes are shown in the table above.

***The Lehman Brothers U.S. Government/Credit Index measures performance of diversified, investment grade, bond issues.



Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.35%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.06%
 Annual Fund Operating Expenses                                                     0.66%


                                                                             B-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $67           $211           $368           $822



B-4

Fund Overview-Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.


The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2005, the companies included in this index had a weighted average market capitalization of approximately $79.4 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund invests in medium-sized U.S. companies, which have market capitalizations greater than $563.0 million, but less than $18.4 billion, as measured by Russell. The fund invests in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund invests in stocks of foreign companies, including investments in emerging markets. These stocks may be traded on U.S. or foreign stock markets.


The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.


The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 85% in 2005.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.


Moreover, the fund invests some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.


Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is


                                                                            CA-1

that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.


Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.



How has the fund performed?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]


                                     [CHART]

  2004     2005
  -----    -----
  5.02%    3.94%



During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 9.94%.


The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (6.83)%.


Average Annual Total Returns



                                                   For periods ended 12/31/05
                                     -------------------------------------------------------
                                      1 year        5 years        10 years        Lifetime*
                                     --------      ---------      ----------      ----------
    Capital Appreciation Fund        3.94%         N/A            N/A             10.65%
  Russell 1000 Growth Index**        5.26%         N/A            N/A             12.40%


* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.



The fund primarily invests in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.



CA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                                0.25%
 Other Expenses                                                                          0.09%
 Annual Fund Operating Expenses                                                          1.08%
 Less Fee Waiver and Expense Reimbursements1                                            (0.13%)
 Net Expenses                                                                            0.95%



1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2007, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $97           $331           $583         $1,305



                                                                            CA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Core Fund
What are the fund's goals and main investment strategies?
The investment objective of the Core Fund (fund) is long-term capital appreciation.


The fund pursues its objective by investing primarily in equity securities of U.S. companies. The fund normally invests in medium and large-sized companies but may also invest in small companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. When evaluating the fund's performance, the S&P 500 Index is used as the benchmark. The S&P 500 Index had a weighted average market cap of $85.2 billion as of January 1, 2006. The smallest company in the index had a market cap of $721.0 million and the largest company in the index had a market cap of $390.5 billion.


The fund's investment strategy consists of individual company selection and management of cash reserves. The fund seeks to optimize returns with a conservative level of risk. The sub-adviser looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or cyclical earnings records.

The fund seeks to invest in companies that have:
  o Strong or rapidly improving balance sheets;
  o Recognized industry leadership; and
  o Effective management teams that exhibit a desire to earn consistent returns for shareholders.

In selecting securities, the fund also considers the following characteristics:
  o Past growth records;
  o Future earnings prospects;
  o Technological innovation;
  o General market and economic factors; and
  o Current yield or potential for dividend growth.

Generally, companies held by the fund fall into one of the following categories:
  o Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The fund generally looks for a catalyst that will unlock these values. It also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).
  o Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

The sub-adviser adjusts the amount held in cash reserves depending on the sub-adviser's outlook for the stock market. the sub-adviser will increase the fund's allocation to cash when, in the sub-adviser's opinion, market valuation levels become excessive. The sub-adviser may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including foreign stocks, exchange traded funds and repurchase agreements. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.


The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's annualized portfolio turnover rate from the fund's commencement date, May 3, 2005, through December 31, 2005 was 43%.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Salomon Brothers Asset Management Inc, an indirect wholly-owned subsidiary of Legg Mason, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.



                                                                             C-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.


How has the fund performed?


The fund commenced operations on May 3, 2005. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of a fund is not necessarily an indication of how it will perform in the future.


Fees and Expenses

The fund normally invests in medium-sized companies and large-sized companies. Accordingly, the fund's performance can be compared to the performance of the S&P 500 Index.

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.




Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.69%
 Distribution and/or Service (12b-1) fees                                                0.25%
 Other Expenses                                                                          2.92%
 Total Annual Fund Operating Expenses                                                    3.86%
 Less Fee Waiver and Expense Reimbursement1                                             (2.77%)
 Net Expenses                                                                            1.09%



1 Lincoln Life has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.09% of average daily net assets. The Agreement will continue at least through April 30, 2007, and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.



C-2


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.




 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $111          $922         $1,752         $3,912




                                                                             C-3


Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Core Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Core Fund - it shows the performance of similar accounts managed by Salomon Brothers Assets Management Inc.


The chart shows the historical performance of the Salomon Brothers Asset Management Inc. Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Core Fund. As of December 31, 2005, the composite consisted of three advisory accounts, including two mutual funds and one separate account. As of June 30, 2004, the composite consisted of two advisory accounts, including one mutual fund and one separate account.


The performance shows the historical track record of the sub-adviser and is not intended to imply how the Core Fund has performed or will perform. Total returns represent past performance of the composite and not the Core Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.



                                                             For periods ended 12/31/05
                                                       --------------------------------------
                                                        1 year        5 years        10 years
                                                       --------      ---------      ---------
  Salomon Brothers Asset Management Composite 1        4.17%         2.62%            10.12%
                                S&P 500 Index 2        4.93%         0.55%             9.12%



1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Core Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The returns were calculated using the performance measurement standards of the CFA Institute ("GIPS Standards"). Results may have been different if the SEC method of calculating total return had been used instead of the GIPS Standards. The results shown above represent: (i) a discretionary, fee paying, separate account under management for at least six months; (ii) reflect the reinvestment of any dividends or capital gains; and (iii) are shown after deduction of advisory, brokerage or other expenses.

2 The S&P 500 Index covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues).


C-4

Fund Overview-Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.


The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

When evaluating the fund's performance, the Russell 1000 Value Index is used as the benchmark. As a point of reference, as of December 31, 2005, the companies included in this index had a weighted average market capitalization of approximately $81.9 billion. The smallest company in this index had a market cap of $563.0 million and the largest company in this index had a market cap of $371.7 billion as of December 31, 2005.


The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.


The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 151% in 2005.



The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


                                                                            EI-1

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


Further, the fund primarily invests in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.


Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing


EI-2

a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.


How has the fund performed?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance for one year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.

[GRAPHIC OMITTED]


                                     [CHART]

 2005
------
 4.23%



During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 2005 at: 4.08%.

The fund's lowest return for a quarter occurred in the first quarter of 2005 at: (2.25)%.


Average Annual Total Returns




                                                  For periods ended 12/31/05
                                    -------------------------------------------------------
                                     1 year        5 years        10 years        Lifetime*
                                    --------      ---------      ----------      ----------
          Equity-Income Fund        4.23%         N/A            N/A             11.51%
  Russell 1000 Value Index**        7.05%         N/A            N/A             13.78%



* The fund's lifetime began May 19, 2004. Lifetime index performance, however, began May 1, 2004.

**The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund primarily invests in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.



                                                                            EI-3

Fees and Expenses


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.73%
 Distribution and/or Service (12b-1) fees                                                0.25%
 Other Expenses                                                                          0.07%
 Annual Fund Operating Expenses                                                          1.05%
 Less Fee Waiver and Expense Reimbursements1                                            (0.04%)
 Net Expenses                                                                            1.01%


1 Effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; 0.10% on the excess over $750,000,000 of average daily net assets of the fund. This waiver will continue at least through April 30, 2007, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $103          $330           $575         $1,279


EI-4

Fund Overview-Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.


When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index compiled by UBS Global AM, the fund's sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global.



Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.


Fixed Income Asset Class


In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year. The fund may invest in both investment grade and high yield (lower-rated) securities.


The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.


                                                                           GAA-1

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Portfolio Turnover and Other Information


The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could also result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 91% in 2005.


Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that


GAA-2

small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign


                                                                           GAA-3

investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.


How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]


                                     [CHART]

 2004     2005
------   -----
13.27%   6.53%



During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 9.76%.

The fund's lowest return for a quarter occurred in the second quarter of 2005 at: (1.10)%.



Average Annual Total Return



                                             For periods ended 12/31/05
                                      -----------------------------------------
                                        1 year         5 years        10 years        Lifetime*
                                      ----------      ---------      ----------      ----------
  Global Asset Allocation Fund            6.53%       N/A            N/A                12.52%
          Russell 3000 Index**            6.12%       N/A            N/A                15.94%
           MSCI World Index***           10.02%       N/A            N/A                20.33%
      Citigroup WGBI Index****           -6.88%       N/A            N/A                 4.75%
                     GSMI*****            6.51%       N/A            N/A                15.17%



* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

** The Russell 3000 Index represents a broad U.S. equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund beause it was viewed as being widely recognized and used in the area of global asset allocation.

*** The MSCI World Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

**** The Citigroup World Government Bond Index (WGBI) represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund beause it was viewed as being widely recognized and used in the area of global asset allocation.

***** The Global Securities Markets Index (GSMI) is an unmanaged index compiled by UBS Global AM, the fund's sub-adviser. As of June 1, 2005, the GSMI was constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global. Prior to June 1, 2005, 40% Wilshire 5000 Equity Index was used rather than the 40% Russell 3000 Index, and the 3% Merrill Lynch U.S. High Yield Cash Pay Index was used rather than the 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index.


When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies.



GAA-4


See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.



Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.74%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.19%
 Annual Fund Operating Expenses                                                     1.18%


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $120          $375           $649         $1,432



                                                                           GAA-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Fund
What are the fund's goals and main investment strategies?

The investment objective of the Growth Fund (fund) is long-term capital growth.


The fund pursues its investment objective by investing in a diversified portfolio of equity securities (stocks). The fund normally will invest a minimum of 80% of its assets in stocks of large cap U.S. companies included, at the time of purchase, in the Russell 1000 Growth Index, which is a subset of the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization.

When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2005, the companies included in this index had a weighted average market capitalization of approximately $79.4 billion. The smallest company in the index had a market cap of $898.0 million and the largest company in the index had a market cap of $371.7 billion as of December 31, 2005.

In selecting securities from the Russell 1000 Growth Index, a proprietary multi-factor quantitative model is used. The factors used by the model include stock valuation, quality of earnings and potential future earnings growth. The fund looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value, among other factors, is also examined. If the fund believes that a company is over valued, it will not be considered as an investment for the fund. After the initial screening is done, the fund relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the sub-adviser believes have strong, substantial earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in the Russell 1000 Growth Index, and because the fund's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" fund. In seeking to outperform the index, however, the fund reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
  o Relative price to earnings and price to book ratios;
  o Stability and quality of earnings;
  o Earnings momentum and growth;
  o Weighted median market capitalization of the fund;
  o Allocation among the economic sectors of the fund as compared to the Russell 1000 Growth Index; and
  o Weighted individual stocks within the Russell 1000 Growth Index.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in securities of foreign issuers that are represented by American Depositary Receipts, or "ADRs." The fund may also invest in investment grade convertible securities, preferred stock, illiquid securities, when issued and delayed delivery securities, forward commitments and U.S. Government debt securities. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. In these circumstances, the fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's annualized portfolio turnover rate from the fund's commencment date, May 3, 2005, through December 31, 2005, was 251%.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Fund Asset Management, L.P., doing business as Mercury Advisors. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.



What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


                                                                             G-1

Selection risk is also a principal risk where the securities that the manager selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.


The fund follows an investment style that favors growth companies. Historically, growth investments have performed best during the later stages of economic expansion. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

The fund may also be subject to certain other risks associated with its investments and investment strategies, including derivatives such as futures and options for hedging purposes, as well as anticipatory hedges and cross hedges. Investing in when issued and delayed securities and forward commitments involves the risk that the security a fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Investing in stocks of foreign issuers (including ADRs) also involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.



How has the fund performed?


The fund commenced operations on May 3, 2005. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future.


Fees and Expenses


The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.74%
 Distribution and/or Service (12b-1) fees                                                0.25%
 Other Expenses                                                                          2.48%
 Total Annual Fund Operating Expenses                                                    3.47%
 Less Fee Waiver and Expense Reimbursement1                                             (2.36%)
 Net Expenses                                                                            1.11%



1 Lincoln Life has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets. The Agreement will continue at least through April 30, 2007, and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.




 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $113          $845         $1,600         $3,590


G-2


Performance of Comparable Accounts


When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Fund - it shows the performance of similar accounts managed by Mercury Advisors.


The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Fund. As of December 31, 2005, the composite consisted of one mutual fund.


The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.



                                               For periods ended 12/31/05
                                        ----------------------------------------
                                          1 year         5 years        10 years
                                        ----------      ---------      ---------
  Mercury Advisors Composite 1,2           12.52%          2.74%       0.58%
     Russell 1000 Growth Index 3            5.26%         -3.58%       6.73%



1 This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The returns were calculated using the performance measurement standards of the CFA Institute ("GIPS Standard"). Results may have been different if the SEC method of calculating total return had been used instead of the GIPS Standard. The results shown above represent: (i) a discretionary, fee paying, separate account under management for at least six months; (ii) reflect the reinvestment of any dividends or capital gains; and (iii) are shown after deduction of advisory, brokerage or other expenses.

2 The Mercury Advisors Large Cap Growth Composite (the "Composite") seeks long-term growth of capital through a diversifed portfolio of equity securities of large cap companies located in the United States that the portfolio management team believes have an above average earnings prospect. The Composite creation date was September 30, 2002. The Composite consists of all unrestricted fee paying accounts with a minimum market value of $5 million at inception that the portfolio management team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite through the completion of the last full month under management. The Composite is managed against the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance presented prior to the close of business on September 30, 2002, occurred while members of Merrill Lynch Investment Managers ("MLIM") portfolio management team were affiliated with another firm within Merrill Lynch & Co. (the "Prior Firm"). Such members of the portfolio management team were the only individuals responsible for investment decisions at the Prior Firm. The staff and decision-making process remain intact and independent with MLIM. In addition, all of the assets from the Prior Firm transferred to MLIM. Performance records from the Prior Firm are available upon request. Total returns and expenses are not annualized for the first year of operations.


3 The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

                                                                             G-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.


The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2005, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $80.7 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $563.0 million and the largest company in the index had a market cap of $371.7 billion as of December 31, 2005. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.


The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.


The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 20% in 2005.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.


                                                                            GI-1

How has the fund performed?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance for one year; and (b) how the Service Class' average annual returns one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]


                                     [CHART]

 2005
------
5.28%



During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 2005 at: 3.37%.

The fund's lowest return for a quarter occurred in the first quarter of 2005 at: (1.55)%.


Average Annual Total Return




                                      For periods ended 12/31/05
                                ---------------------------------------
                                 1 year        5 years        10 years        Lifetime*
                                --------      ---------      ----------      ----------
  Growth and Income Fund        5.28%         N/A            N/A             11.95%
    Russell 1000 Index**        6.27%         N/A            N/A             10.59%



* The fund's lifetime began on May 19, 2004. Lifetime index performance, however, began May 1, 2004.

** The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.


The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.



Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.33%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.05%
 Annual Fund Operating Expenses                                                     0.63%



GI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $64           $202           $351           $786



                                                                            GI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Growth Opportunities Fund
What are the fund's goals and main investment strategies?

The investment objective of the Growth Opportunities Fund (fund) is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap and emerging growth companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States.Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The market capitalization of the Russell 2000 Index and S&P SmallCap 600 Index included companies with capitalizations up to $4.4 billion as of December 31, 2005, and up to $4.2 billion as of January 31, 2006, respectively. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company.

When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark. The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 companies consist of the smallest 2,000 U.S. companies in the Russell 3000 Index based on total market capitalization.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what the sub-adviser believes it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.


The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's annualized portfolio turnover rate from the fund's commencement date, May 3, 2005, through December 31, 2005 was 376%.

Delaware Managment Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Fund Asset Managment, L.P., doing business as Mercury Advisors. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.



What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails, or if management changes, or if there are other adverse developments, the fund's investments in a smal cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies' securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

The fund follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style used by the fund is out of favor, the fund may underperform other equity funds that use different investing styles.



                                                                            GO-1

How has the fund performed?


The fund commenced operations on May 3, 2005. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.


Fees and Expenses


The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                               N/A
 Deferred Sales Charge (Load)                                                           N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                            N/A
 Redemption Fee                                                                         N/A
 Exchange Fee                                                                           N/A
 Account Maintenance Fee                                                                N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                          0.99%
 Distribution and/or Service (12b-1) fees                                                0.25%
 Other Expenses                                                                          5.62%
 Total Annual Fund Operating Expenses                                                    6.86%
 Less Fee Waiver and Expense Reimbursement1                                             (5.43%)
 Net Expenses                                                                            1.43%



1 Lincoln Life has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.43% of average daily net assets. The Agreement will continue at least through April 30, 2007, and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.




 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $146        $1,540         $2,883         $6,029




GO-2


Performance of Comparable Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the Growth Opportunities Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or DMC.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

When a mutual fund is included in a composite, performance figures are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the fund sub-adviser, Lincoln Life or DMC.

The following chart does not show you the performance of the Growth Opportunities Fund - it shows the performance of similar accounts managed by Mercury Advisors.


The chart shows the historical performance of the Mercury Advisors Composite. The accounts in the composite have investment objectives, policies, and strategies that are substantially similar to those of the Growth Opportunities Fund. As of December 31, 2005, the composite consisted of two separate accounts and one mutual fund.


The performance shows the historical track record of the sub-adviser and is not intended to imply how the Growth Opportunities Fund has performed or will perform. Total returns represent past performance of the composite and not the Growth Opportunities Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.



                                               For periods ended 12/31/05
                                        ----------------------------------------
                                          1 year         5 years        Lifetime
                                        ----------      ---------      ---------
  Mercury Advisors Composite 1,2           13.21%       3.13%            12.23%
     Russell 2000 Growth Index 3            4.15%       2.28%             6.04%



1This row shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Growth Opportunities Fund's fees and expenses are generally expected to be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The returns were calculated using the performance measurement standards of the CFA Institute ("GIPS Standards"). Results may have been different if the SEC method of calculating total return had been used instead of the GIPS Standards. The results shown above: (i) represent a discretionary, fee paying, separate account under management for at least six months; (ii) reflects the reinvestment of any dividends or captial gains; and
(iii) are shown after deduction of advisory, brokerage or other expenses.

2The Mercury Advisors U.S. Small Cap Growth Composite (the "Composite") seeks to exploit the inefficiencies of the small cap market by taking a bottom-up approach to stock selection that focuses on: (i) growth companies; (ii) industry leaders and (iii) excellent management teams. The Composite consists of all unrestricted fee paying accounts that the team has managed on a discretionary basis for at least one full month. Closed portfolios are included in the Composite rate-of-return calculations through the completion of the last full month of mangement. The Composite creation date was January, 1996. Total returns and expenses are not annualized for the first year of operations.

3 The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 U.S. companies in the Russell 3000 Index based on total market capitalization.


                                                                            GO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-International Fund
What are the fund's goals and main investment strategies?
The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.


The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark. As of December 30, 2005 the smallest company in the index had a market cap of $236.0 million and the largest company in the index had a market cap of $222.5 billion.


Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies.A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the


                                                                             I-1

currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 7% in 2005.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.


I-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]


                                     [CHART]

 2004     2005
------   ------
20.63%   12.26%



During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at 13.74%.

The fund's lowest return for a quarter occurred in the second quarter of 2005 at: (0.19)%.



Average Annual Total Return



                                  For periods ended 12/31/05
                            ---------------------------------------
                             1 year        5 years        10 years        Lifetime*
                            --------      ---------      ----------      ----------
  International Fund        12.26%        N/A            N/A             24.34%
   MSCI EAFE Index**        14.02%        N/A            N/A             27.12%


* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.76%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.16%
 Annual Fund Operating Expenses                                                     1.17%



                                                                             I-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $119          $372           $644         $1,420



I-4

Fund Overview-Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.


One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers Aggregate Bond Index; 5% Citigroup 90 day T-Bill Index.


The three categories are explained in the following sections.


Stock Category


The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of January 31, 2006, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $85.2 billion. The stock category also includes some investments in medium-sized U.S. companies. Medium-sized companies typically have a market cap between $1 billion and $4 billion. The stock category may also include investments insmall-sized U.S. companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.


The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.


Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long


                                                                             M-1

term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.


Money Market Category


The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from date of purchase or date of reset. These money market instruments include:

  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

M-2

  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.


Portfolio Turnover and Other Information


The portfolio management team for the stock category of the fund does not intend to engage in active or frequent trading of the portfolio's equity securities as part of their normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate in the fund's stock category.

The portfolio manager of the debt obligations category of the fund intends to engage in active and frequent trading of the portfolio's debt obligations securities as a part of his investment style which seeks to add value through security and sector selection. The debt obligations category may have a portfolio turnover rate significantly greater than 100% in one year. For example, the debt obligations category would have a turnover rate of 100% if all of that category's investments were replaced in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

The fund's overall turnover rate (the combined turnover rates for the stock category and the debt obligations category of the fund) was 92% in 2005.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of


                                                                             M-3

recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

M-4

How has the fund performed?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance for one year; and (b) how the average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]


                                     [CHART]

 2005
------
 4.23%



During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2005 at: 2.64%.

The fund's lowest return for a quarter occurred in the first quarter of 2005 at: (1.46%).


Average Annual Total Return




                                                               For periods ended 12/31/05
                                                         ---------------------------------------
                                                          1 year        5 years        10 years        Lifetime*
                                                         --------      ---------      ----------      ----------
                                     Managed Fund        4.23%         N/A            N/A                 9.53%
           Lehman Brothers Aggregate Bond Index**        2.43%         N/A            N/A                 4.08%
           Lehman Brothers U.S. Government/Credit Index**2.37%         N/A            N/A                 4.00%
  Russell 1000 Index****                                 6.27%         N/A            N/A                10.59%
  Russell 2000 Index*****                                4.55%         N/A            N/A                13.01%
  Citigroup 90-Day T-Bill Index******                    3.00%         N/A            N/A                 2.36%



* The fund's lifetime began on May 19, 2004. Lifetime performance of the indices are noted below.

** The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortage-Backed Securities Index, and the Asset-Backed Securities Index. Effective May 1, 2006, the fund's debt obligations category changed its benchmark index from the Lehman Brothers U.S. Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The investment adviser believes that the Lehman Brothers Aggregate Bond Index more closely represents the manager's investment style and securities held in the debt obligations category of the fund. For comparison purposes, both indexes are shown in the table above. Lifetime index performance began on May 1, 2004.

*** The Lehman Brothers U.S. Government/Credit Index measures performance of diversified investment grade bond issues. Lifetime index performance began on May 1, 2004.

**** The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Lifetime index performance began on May 1, 2004.

***** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization. Lifetime index performance began on May 1, 2004.

****** The Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities. Lifetime index performance began on May 1, 2004.


The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.



                                                                             M-5

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                          N/A
 Deferred Sales Charge (Load)                                                      N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                       N/A
 Redemption Fee                                                                    N/A
 Exchange Fee                                                                      N/A
 Account Maintenance Fee                                                           N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                    0.40%
 Distribution and/or Service (12b-1) fees                                          0.25%
 Other Expenses                                                                    0.11%
 Annual Fund Operating Expenses                                                    0.76%


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $78           $243           $422           $942



M-6

Fund Overview-Money Market Fund
What are the fund's goals and main investment strategies?

The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from the date of purchase or the date of reset. These instruments include:

  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.


When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Citigroup 90-day T-Bill Index is used as the benchmark.


The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[GRAPHIC OMITTED]


                                     [CHART]

 2004     2005
 -----    -----
 0.63%    2.53%



During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2005 at: 0.83%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: 0.08%.

The fund's 7-day yield ending December 31, 2005 was 3.56%.



Average Annual Total Return



                                               For periods ended 12/31/05
                                         ---------------------------------------
                                          1 year        5 years        10 years        Lifetime*
                                         --------      ---------      ----------      ----------
                Money Market Fund        2.53%         N/A            N/A             1.28%
  Citigroup 90-day T-Bill Index**        3.00%         N/A            N/A             1.84%


* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.


**Citigroup 90-day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.



Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.44%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.10%
 Annual Fund Operating Expenses                                                     0.79%




MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $81           $252           $439           $978



                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).


The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphais on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2005, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $80.7 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $563.0 million and the largest company in the index had a market cap of $371.7 billion as of December 31, 2005. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.


The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.



Portfolio Turnover and Other Information

The fund does not intend to engage in active or frequent trading of portfolio securities as part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 28% in 2005.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


Social Standards


The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;

                                                                            SA-1


  o liquor, tobacco or gambling businesses;
  o the use of animals for testing when developing new cosmetics and personal care products; and/or
  o egregious human rights violations, or that have been involved in multiple human rights controversies related to their operations in the U.S. or abroad; including companies:
   o with operations or direct investment in or sourcing from Burma;
   o that have been involved in serious controversies with indigenous people;
   o that have been involved in major labor controversies (e.g., those involving sweatshop cases, worker deaths, serious injuries, labor rights violations or child labor law infractions); and/or
   o whose non-U.S. operations are the subject of controversies related to the community, diversity issues, employee relations, the environment or product safety.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.


Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.



What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.


SA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessaryily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]


                                     [CHART]

  2004     2005
 ------   ------
 12.42%   11.75%



During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 10.51%.


The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (1.89)%.


Average Annual Total Return



                                      For periods ended 12/31/05
                               -----------------------------------------
                                 1 year         5 years        10 years        Lifetime*
                               ----------      ---------      ----------      ----------
  Social Awareness Fund           11.75%       N/A            N/A             17.23%
   Russell 1000 Index**            6.27%       N/A            N/A             15.39%


* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.


**The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.



The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.


Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.35%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.07%
 Annual Fund Operating Expenses                                                     0.67%



                                                                            SA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $68           $214           $373           $835



SA-4

Fund Overview-Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.


A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2005, the companies included in the Russell Midcap Value Index had an average weighted market capitalization of approximately $7.7 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.


The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.


The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-cash flow) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 13% in 2005.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.


                                                                            SO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.


How has the fund performed?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance for one year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]


                                     [CHART]

 2005
------
15.36%



During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 2005 at: 6.00%.

The fund's lowest return for a quarter occurred in the first quarter of 2005 at: 2.31%.


Average Annual Total Return




                                          For periods ended 12/31/05
                                    ---------------------------------------
                                     1 year        5 years        10 years        Lifetime*
                                    --------      ---------      ----------      ----------
  Special Opportunities Fund        15.36%        N/A            N/A             24.77%
     Russell Mid-Cap Value**        21.32%        N/A            N/A             15.41%



* The fund's lifetime began May 19, 2004. Lifetime index performance, however, began May 1, 2004.

** The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.



SO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                           N/A
 Deferred Sales Charge (Load)                                                       N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                        N/A
 Redemption Fee                                                                     N/A
 Exchange Fee                                                                       N/A
 Account Maintenance Fee                                                            N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                     0.38%
 Distribution and/or Service (12b-1) fees                                           0.25%
 Other Expenses                                                                     0.07%
 Annual Fund Operating Expenses                                                     0.70%


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year        3 years        5 years        10 years
--------      ---------      ---------      ---------
   $72           $224           $390           $871



                                                                            SO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
Lincoln Profile Funds
Conservative Profile Fund
Moderate Profile Fund
Moderately Aggressive Profile Fund
Aggressive Profile Fund

What are the funds' goals and main investment strategies?


Each fund operates under a fund of funds structure. Each of the funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in portfolio securities. Each fund has a target percentage allocation between stocks (equity) and bonds (fixed income). The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.


Because substantially all of the securities in which a fund of funds may invest are underlying funds, the fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. This increases the risk that a fund's value could decrease because of poor performance of a single investment or a small number of investments.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:




Fund                                  Investment Objective
---------------------------      ------------------------------
Conservative Profile Fund        A high level of current
                                 income with some
                                 consideration given to
                                 growth of capital.
Moderate Profile Fund            A balance between a high
                                 level of current income and
                                 growth of capital, with an
                                 emphasis on growth of
                                 capital.
Moderately Aggressive            A balance between a high
Profile Fund                     level of current income and
                                 growth of capital, with a
                                 greater emphasis on growth
                                 of capital.
Aggressive Profile Fund          Long-term growth of capital.
                                 Current income is not a
                                 consideration.



Fund                                                         Investment Strategies
---------------------------      ----------------------------------------------------------------------------
Conservative Profile Fund        The fund invests approximately 60% of its assets in underlying funds which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
Moderate Profile Fund            The fund invests approximately 40% of its assets in underlying funds which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
Moderately Aggressive            The fund invests approximately 20% of its assets in underlying funds which
Profile Fund                     invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
Aggressive Profile Fund          The fund invests approximately 100% of its assets in underlying funds which invest primarily in equity securities.


On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Lincoln Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Lincoln Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The funds' Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.


Each fund will invest in underlying funds that are funds in the Lincoln Variable Insurance Products Trust, the Delaware VIP Trust or the Jefferson Pilot Variable Fund, Inc., which invest directly in portfolio securities. Each fund may also invest in the Delaware Inflation Protected Bond Fund (Delaware TIPS Fund), which invests directly in portfolio securities. Delaware Management Company (DMC) is the investment adviser for the Lincoln Variable Insurance Products Trust (which includes the Lincoln Profile Funds), the Delaware VIP Trust, and the Delaware TIPS Fund. Jefferson Pilot Investment Advisory Corporation (Jefferson Pilot) is the investment adviser for the



                                                                            FF-1


Jefferson Pilot Variable Fund, Inc. DMC, Jefferson Pilot and Lincoln Life are each indirect wholly-owned subsidiaries of Lincoln National Corporation. Because Lincoln National Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. The funds have filed an application with the Securities and Exchange Commission to permit them to invest in a broader range of securities, including mutual funds of other fund groups and individual securities. If the Commission issues an order granting the application, or if it adopts a general exemptive rule in this regard, the funds may make these broader investments.


Delaware Management Company (DMC) serves as the investment adviser to each fund. Wilshire Associates Incorporated each fund's sub-adviser, manages the day-to-day investment activities of the funds with the exception of cash management, which DMC manages. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.


What are the main risks of investing in the funds?

By investing in a fund, you assume the same types of risks, either directly or indirectly, as investing in equity funds and fixed-income funds. For assets allocated to equity, the primary risk is that the value of the U.S. and foreign stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

For assets allocated to the fixed-income the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Because the funds invest in the shares of the underlying funds, the funds indirectly invest in the same investments as listed for the various underlying funds. For a more detailed description of the various types of instruments in which the underlying funds may invest and their associated risk, please refer to each of the underlying fund's prospectus and SAI.


How have the funds performed?


The funds commenced operations on May 3, 2005. Once the funds have at least one calendar year of performance a bar chart and performance table will be included in the prospectus. Please note that the past performance of a fund is not necessarily an indication of how it will perform in the future.


FF-2


Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



                                                                    Conservative          Moderate
                                                                    Profile Fund        Profile Fund
                                                                   --------------      --------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................           N/A                 N/A
Deferred Sales Charge (Load) ................................           N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................           N/A                 N/A
Redemption Fee ..............................................           N/A                 N/A
Exchange Fee ................................................           N/A                 N/A
Account Maintenance Fee .....................................           N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................            0.25%               0.25%
Distribution and/or Service (12b-1 fees) ....................            0.25%               0.25%
Other Expenses ..............................................            1.28%               0.35%
Total Annual Fund Operating Expenses ........................            1.78%               0.85%
Less Fee Waiver and Expense Reimbursement1 ..................           (1.23%)             (0.30%)
Net Expenses ................................................            0.55%               0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)2 .................................................            0.73%               0.82%



                                                                           Moderately               Aggressive
                                                                    Aggressive Profile Fund        Profile Fund
                                                                   -------------------------      -------------
Shareholder Fees (fees paid by the investor directly) .......
Sales Charge (Load) Imposed on Purchases ....................                N/A                      N/A
Deferred Sales Charge (Load) ................................                N/A                      N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .....................................                N/A                      N/A
Redemption Fee ..............................................                N/A                      N/A
Exchange Fee ................................................                N/A                      N/A
Account Maintenance Fee .....................................                N/A                      N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) .................................
Management Fee ..............................................                 0.25%                    0.25%
Distribution and/or Service (12b-1 fees) ....................                 0.25%                    0.25%
Other Expenses ..............................................                 0.54%                    1.66%
Total Annual Fund Operating Expenses ........................                 1.04%                    2.16%
Less Fee Waiver and Expense Reimbursement1 ..................                (0.49%)                  (1.61%)
Net Expenses ................................................                 0.55%                    0.55%
Indirect Expenses (Underlying Fund Fees and
 Expenses)2 .................................................                 0.82%                    0.91%



1 Lincoln Life has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.55% of average daily net assets. The Agreement will continue at least through April 30, 2007, and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

2   In addition to the Annual Fund Operating Expenses, the Lincoln Profile
 Funds also bear their portion of the fees and expenses of the underlying funds in which they invest. The "Underlying Fund Fees and Expenses" in the chart are based on the 2005 fees and expenses of the underlying funds that were owned by each fund on December 31, 2005 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.


The following example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.




                                             1 year        3 years        5 years        10 years
                                            --------      ---------      ---------      ---------
             Conservative Profile Fund        $130           $664         $1,225         $2,753
                 Moderate Profile Fund        $139           $497         $  879         $1,951
    Moderately Aggressive Profile Fund        $139           $537         $  960         $2,140
               Aggressive Profile Fund        $149           $797         $1,470         $3,270



                                                                            FF-3

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Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.


Manager of Managers. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The relief also would permit a fund to employ two or more sub-advisers at the same time. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.


Investment Adviser and Sub-Advisers: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT traces its origin to an investment counseling firm founded in 1929 and, through its history, has provided investment advice to mutual funds for over sixty years. DMC provides investment management services to the funds within the Delaware Investments Family of Funds, as well as other registered investment companies, either directly or as a sub-adviser. DMBT also provides investment advisory services to institutional clients, such as pension funds, corporations, endowments and foundations, managed accounts, structured vehicles, such as collateralized debt obligations, and insurance-related assets of its parent company, Lincoln National Corporation.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The four Lincoln Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.



Fund                          Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
========================      =================================================================================================
Aggressive Growth Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                              0.74% of the fund's average net assets).

                              Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202. T.
                              Rowe Price has been responsible for the day-to-day management of the fund since January,
                              2004.

                              Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                              tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Penn-
                              sylvania.


                                                                           GPD-1



Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ================================================================================================
Bond Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                 0.35% of the fund's average net assets).

                                 Sub-Adviser: None.

                                 Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                 Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                 ing DMC, Mr. Brist was senior trader and corporate specialist for Conseco Capital Manage-
                                 ment from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                                 Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indi-
                                 ana University and is a CFA Charterholder.
Capital Appreciation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                 0.74% of the fund's average net assets).

                                 Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                 Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 36 years.

                                 Portfolio Manager: Mr. Edward Keely, Vice President of Janus, has been responsible for man-
                                 aging the fund since March 2006. Prior to joining Janus in 1998, he was a Senior Vice Presi-
                                 dent of Investments at Founders Funds. Mr Keely was also portfolio manager of Founders
                                 Growth Fund from 1994 to 1998. Prior to that, he served as assistant portfolio manager of
                                 Founders Discovery and Frontier Funds. Mr. Keely joined Founders in 1989 as an analyst and holds a bachelor's degree in economics from Colorado College. Mr. Keely is a Chartered Finan-
                                 cial Analyst and has 17 years of professional investment experience.
Core Fund                        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                 0.69% of the fund's average net assets).

                                 Sub-Adviser: Salomon Brothers Asset Management Inc, an indirect wholly-owned subsidiary of Legg Mason, Inc, 399 Park Avenue, New York, NY 10022.

                                 Portfolio Manager: Harry D. Cohen, is a Managing Director, Portfolio Manager and Chief
                                 Investment Officer for the Active Platform at CAM North America, LLC, an affiliate of Salomon
                                 Brothers Asset Management Inc. He is responsible for the fund's day-to-day management. Mr.
                                 Cohen joined the organization in 1969 as a portfolio manager; he holds a bachelor's degree from Case Western Reserve University and a PhD from Tufts University. Scott Glasser, is a
                                 Managing Director and Portfolio Manager at CAM North America, LLC. He currently shares the responsibility for the day-to-day management of the fund. Mr. Glasser joined the organization in 1993; he holds a bachelor's degree from Middlebury College and an MBA from Pennsylva-
                                 nia State University.
Equity-Income Fund               Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                 0.73% of the fund's average net assets).

                                 Sub-Adviser: Fidelity Management & Research Company (FMR) 82 Devonshire Street, Boston,
                                 MA 02109. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                 December 31, 2005, FMR, including its affiliates, had approximately $1,207.7 billion in assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-owned subsid-
                                 iary of FMR.

                                 Portfolio Manager: Stephen DuFour is a Vice President of Fidelity Investments. Mr. DuFour
                                 manages several other mutual funds for FMR and other trust accounts for FMR and Fidelity
                                 Trust. Mr. DuFour has managed the fund since 1999 and has served as a portfolio manager for
                                 FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the Univer-
                                 sity of Chicago.


GPD-2



Fund                                Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==============================      ============================================================================================
Global Asset Allocation Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                    Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                    January 2004.

                                    Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                    manager for the fund. Mr. Singer has access to certain members of the fixed-income and equi-
                                    ties investment management teams, each of whom is allocated a specified portion of the fund over which he or she has independent responsibility for research, security selection and port-
                                    folio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as lead portfolio
                                    manager and coordinator for management of the fund has responsibility for allocating the fund's assets among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the fund to ensure its
                                    compliance with its stated investment objectives and strategies. Mr. Singer joined UBS in
                                    1990.
Growth Fund                         Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: Fund Asset Management, L.P. doing business as Mercury Advisors, PO Box
                                    9011, Princeton, NJ 08543. Merrill Lynch & Co., Inc. ("Merrill Lynch") has announced that it
                                    has entered into an agreement under which its investment management business, including
                                    Merrill Lynch Investment Managers, L.P., will merge with BlackRock, Inc. to form a new com-
                                    pany under the BlackRock name. As part of this transaction Mercury will become a division of
                                    the new combined company. The Transaction is subject to certain regulatory approvals, as well as other customary conditions to clsoing. Subject to such approvals and the satisfaction
                                    of other conditions, Merrill Lynch expects the transaction to be completed during the third quarter of 2006.

                                    Portfolio Manager: The fund is managed by a team of investment professionals who partici-
                                    pate in the team's research process and stock selection. The senior investment professional in
                                    this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting
                                    and
                                    implementation of the fund's investment strategy and the day-to-day management of its port-
                                    folio. He has been the President of Merrill Lynch Investment Managers, L.P. ("MLIM") since
                                    2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, he was Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and an Executive Vice
                                    President thereof from 1991 to 1999.


                                                                           GPD-3



Fund                             Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===========================      ================================================================================================
Growth and Income Fund           Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                 0.33% of the fund's average net assets).

                                 Sub-Adviser: None

                                 Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                 Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                 Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                 Director of Equity Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                 ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                 President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                 Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                 Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                 Padilla worked for ten years at The Vanguard Group. Mr. Adams, Mr. Michael Morris and Mr.
                                 Padilla are CFA Charterholders.
Growth Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                 0.99% of the fund's average net assets).

                                 Sub-Adviser: Fund Asset Management, L.P. doing business as Mercury Advisors, PO Box
                                 9011, Princeton, NJ 08543. Merrill Lynch & Co., Inc. ("Merrill Lynch") has announced that it has entered into an agreement under which its investment management business, including
                                 Merrill Lynch Investment Managers, L.P., will merge with BlackRock, Inc. to form a new com-
                                 pany under the BlackRock name. As part of this transaction Mercury will become a division of the new combined company. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of other conditions, Merrill Lynch expects the transaction to be completed during the third quar-
                                 ter of 2006.

                                 Portfolio Manager:The fund is managed by the U.S. small cap team, which consists of invest-
                                 ment professionals who are responsible for research and stock selection recommendations for the fund. These investment professionals are also part of a larger U.S. investment team which exchanges research and discusses trends regarding U.S. industries. Ronald J. Zibelli,
                                 Jr. is the senior portfolio manager of the fund and is primarily responsible for the day-to-day management of the fund's portfolio and its investment selection. Mr. Zibelli is a Director of
                                 Merrill Lynch Investment Managers, L.P. ("MLIM") and has been a portfolio manager for
                                 MLIM since 1999. Mr. Zibelli was a senior small cap portfolio manager with Chase Asset Man-
                                 agement from 1997 to 1999.


GPD-4



Fund                      Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
====================      ================================================================================================
International Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                          0.76% of the fund's average net assets).

                          Sub-Adviser: Mondrian Investment Partners Limited, 80 Cheapside, London, England, EC2V
                          6EE. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                          Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                          Mondrian are primarily responsible for making day-to-day investment decisions for the fund.
                          Mr. Gillmore and Ms. Desmond are directly responsible for setting the overall investment strategy for the fund. Ms. Lewis is responsible to ensure that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr.
                          Gillmore, Deputy Managing Director and Senior Portfolio Manager for Mondrian, was a found-
                          ing member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms.
                          Desmond, Joint Investment Officer and Senior Portfolio Manager, joined Mondrian in 1991.
                          Ms. Desmond graduated from Wellesley College, holds a masters degree from Stanford Uni-
                          versity and is a CFA Charterholder. Ms. Lewis, Senior Portfolio Manager, joined Mondrian in
                          1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK
                          Society of Investment Professionals.
Managed Fund              Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                          0.40% of the fund's average net assets).

                          Sub-Adviser: None.

                          Portfolio Manager(s):A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                          S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Director of Reserch/Senior Vice
                          President and Senior Portfolio Manager, served as Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/
                          Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining Delaware Investments in 1999. Mr.
                          Padilla, Vice President/Portfolio Manager, joined Delaware Investments in 1994 as an Assis-
                          tant Controller. Prior to joining Delaware Investments, Mr. Padilla worked for ten years at The
                          Vanguard Group. Mr. Adams, Mr. Michael Morris and Mr. Padilla are CFA Charterholders.

                          Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                          Income, is responsible for the management of the fund's debt obligations category. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Man-
                          agement from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at
                          Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana Univer-
                          sity and is a CFA Charterholder.

                          Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a short term investment manager with DMC since 1995, and has managed the money market category of the fund since October, 1997. She was a GIC
                          Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                          University. Ms. Lindholm is a CFA Charterholder and a member of the Association of Invest-
                          ment Management Research.


                                                                           GPD-5



Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================      ================================================================================================
Money Market Fund                 Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                  0.44% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund.
                                  Ms. Lindholm has been a short-term investment manager with DMC since 1995. She was a
                                  GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from
                                  Indiana University. Ms. Lindholm is a CFA Charterholder and is a member of the Association of
                                  Investment Management Research.
Social Awareness Fund             Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                  0.35% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                  Morris, Director of Reserch/Senior Vice President and Senior Portfolio Manager, served as
                                  Director of Equity Research at PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, joined Dela-
                                  ware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice
                                  President/Portfolio Manager, served as senior equity analyst at Pilgrim Baxter prior to joining
                                  Delaware Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager, joined Delaware
                                  Investments in 1994 as an Assistant Controller. Prior to joining Delaware Investments, Mr.
                                  Padilla worked for ten years at The Vanguard Group. Mr. Adams, Mr. Michael Morris and Mr.
                                  Padilla are CFA Charterholders.
Special Opportunities Fund        Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
                                  0.38% of the fund's average net assets).

                                  Sub-Adviser: None.

                                  Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                  Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                  sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                  dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the Univer-
                                  sity of Delaware. Prior to joining Delaware Investments, Mr. Hughes was a Vice President of
                                  equity research at Raymond James & Associates and a limited partner of equity research at
                                  J.C. Bradford & Company. Mr. Hughes, Vice President/Senior Equity Analyst, works on Dela-
                                  ware's small cap value equity team. He received a bachelor's degree in finance from Sienna
                                  College and an MBA from Vanderbilt University. Mr. Madden, Equity Analyst, joined Delaware
                                  Investments in 2004, from Gartmore Global Investments, where he was an equity analyst spe-
                                  cializing in technology and communications. Prior to that time, he worked as an equity analyst for Federated Investors, Inc. and a corporate finance analyst at Lehman Brothers Inc. Mr. Mad-
                                  den holds a bachelor of arts degree in economics from DePaul University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA
                                  Charterholders.


GPD-6



Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
===============================      ===========================================================================================
Lincoln Profile Funds (Fund of
Funds)                               Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
Conservative Profile Fund            Adviser: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2005 was
Moderate Profile Fund                0.25% of the fund's average net assets).
Moderately Aggressive Profile
Fund                                 Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
Aggressive Profile Fund              Santa Monica, CA 90401.

                                     Portfolio Manager: Chip Castille and Victor Zhang serve as co-portfolio managers of the fund.
                                     Mr. Castille is a Managing Director of Wilshire and the Chief Investment Officer of
                                     Wilshire's
                                     Funds Management Division. Mr. Castille joined the firm in 2001 and is the head of risk man-
                                     agement for the Funds Management Division and manages Wilshire's Manager Research
                                     Group. Prior to joining Wilshire, he was a vice president at General Rockets and a principal at
                                     Barclays Global Investors in the Advanced Strategies and Research Group. He holds an MBA from Loyola University and a bachelor's degree from Louisiana State University. Mr. Zhang joined Wilshire in 2006, from Harris myCFO Investment Advisory Services, LLC, where he was the director responsible for portfolio structure and implementation. Prior to that time, he
                                     served as senior consultant with Ernst & Young's Investment Advisory Services in Los Ange-
                                     les. He holds a bachelor's degree in Business Economics from the University of California,
                                     Los
                                     Angeles.





Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

A discussion regarding the basis for the Trust's board of trustees approving the investment advisory contract for the funds and the sub-advisory contracts for certain of the funds is available in the annual report to shareholders for the twelve month period ended December 31, 2005 or the semi-annual report to shareholders for the six month period ended June 30, 2005.



Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:

  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


                                                                           GPD-7

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

For each of the Lincoln Profile Funds - Conservative, Moderate, Moderately Aggressive and Aggressive - (which are fund of funds), the fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If these Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.


The Money Market Fund's portfolio securities are valued on the basis of amortized cost. While a stable fund share price is not guaranteed, the net asset value of the fund is expected to remain at $10.00 per shares.




Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). As previously noted, the Trust offers shares of beneficial interest to insurance companies for allocation to certain of their variable contracts. The Trust may pay the insurance companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust's board of trustees from time to time. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.



Purchase and Redemption of Fund Shares
Each fund sells its shares of common stock directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York
(LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.


DMC and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD") and/or the funds' sub-advisers, may pay additional compensation (at their own expense and not as an expense of the funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, "financial intermediaries") in connection with the sale or retention of fund shares or insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of a fund's shares, as such payments are not made from fund assets.

For more information, please see the Statement of Additional Information.


GPD-8


Market Timing

Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds, and as a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the funds' board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. A fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular investors are not known to a fund. Therefore, the ability of each fund to detect market timing practices with respect to shares held through omnibus arrangements is limited. Nevertheless, the funds seek assurance from any such insurance company that the company has established appropriate market timing policies and procedures.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund and the insurance company identify the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.



Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.



Distributions and Federal Income Tax Considerations

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. A fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional fund shares of the same class of the fund at no charge.

Since all the shares of the funds are owned directly or indirectly by Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequence at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



                                                                           GPD-9

Certain Management Considerations
The funds may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the underlying funds may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the underlying funds may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.


GPD-10

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each fund's Service Class shares since their inception. Certain information reflects financial results for a single fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.




                                             Income from Investment Operations
                                     -------------------------------------------------
                                                        Net Realized
                                                            and
                                                         Unrealized
                                                        Gain (Loss)
                     Net Asset            Net                on
                       Value          Investment        Investments        Total From
                     Beginning          Income          and Foreign        Investment
Period Ended         of Period          (Loss)3          Currencies        Operations
--------------      -----------      ------------      -------------      ------------
Lincoln VIP Aggressive Growth Fund 1,2
12/31/2005            $ 9.817           (0.051)             0.988            0.937
12/31/2004            $ 8.659           (0.061)             1.219            1.158
12/31/2003            $ 7.172           (0.029)             1.516            1.487
Lincoln VIP Bond Fund 2
12/31/2005            $12.966            0.488             (0.188)           0.300
12/31/2004            $13.222            0.534              0.103            0.637
12/31/2003            $13.700            0.323             (0.121)           0.202
Lincoln VIP Capital Appreciation Fund 2
12/31/2005            $17.608           (0.006)             0.700            0.694
12/31/2004            $16.766           (0.051)             0.893            0.842
12/31/2003            $14.021           (0.036)             2.781            2.745
Lincoln VIP Core Fund 11
12/31/2005            $10.000            0.061              0.366            0.427
Lincoln VIP Equity-Income Fund 8
12/31/2005            $18.013            0.172              0.539            0.711
12/31/2004            $15.895            0.144              2.141            2.285
Lincoln VIP Global Asset Allocation Fund 2,7
12/31/2005            $14.179            0.152              0.729            0.881
12/31/2004            $12.700            0.157              1.512            1.669
12/31/2003            $11.578            0.062              1.411            1.473
Lincoln VIP Growth Fund 11
12/31/2005            $10.000           (0.023)             1.708            1.685
Lincoln VIP Growth and Income Fund 8
12/31/2005            $30.396            0.348              1.252            1.600
12/31/2004            $26.971            0.270              3.495            3.765
Lincoln VIP Growth Opportunities Fund 11
12/31/2005            $10.000           (0.088)             2.581            2.493
Lincoln VIP International Fund 2
12/31/2005            $16.297            0.394              1.585            1.979
12/31/2004            $13.616            0.296              2.507            2.803
12/31/2003            $10.573            0.154              3.107            3.261
Lincoln VIP Managed Fund 8
12/31/2005            $15.386            0.265              0.383            0.648
12/31/2004            $14.091            0.171              1.391            1.562
Lincoln VIP Money Market Fund 2
12/31/2005            $10.000            0.253                  -            0.253
12/31/2004            $10.000            0.062                  -            0.062
12/31/2003            $10.000            0.021                  -            0.021
Lincoln VIP Social Awareness Fund 2
12/31/2005            $29.020            0.221              3.185            3.406
12/31/2004            $25.991            0.300              2.918            3.218
12/31/2003            $21.631            0.107              4.419            4.526
Lincoln VIP Special Opportunities Fund 8
12/31/2005            $36.099            0.485              4.834            5.319
12/31/2004            $29.463            0.234              6.747         6.981



                                    Less Dividends and Distributions From:
                    ----------------------------------------------------------------------
                                                                                                                  Ratio of
                                                               Total                                            Expenses to
                         Net           Net Realized          Dividends          Net Asset                         Average
                     Investment           Gain on               and             Value End         Total             Net
Period Ended           Income           Investments        Distributions        of Period        Return4           Assets
--------------      ------------      --------------      ---------------      -----------      ---------      -------------
Lincoln VIP Aggressive Growth
Fund 1,2
12/31/2005                  -                  -                    -            $10.754         9.54%            1.12%
12/31/2004                  -                  -                    -            $ 9.817        13.37%            1.16%
12/31/2003                  -                  -                    -            $ 8.659        20.73%            1.11%
Lincoln VIP Bond Fund 2
12/31/2005             (0.513)            (0.132)              (0.645)           $12.621         2.39%            0.66%
12/31/2004             (0.501)            (0.392)              (0.893)           $12.966         5.05%            0.67%
12/31/2003             (0.561)            (0.119)              (0.680)           $13.222         1.58%            0.69%
Lincoln VIP Capital Appreciation
Fund 2
12/31/2005             (0.008)                 -               (0.008)           $18.294         3.94%           0.98%14
12/31/2004                  -                  -                    -            $17.608         5.02%           1.05%13
12/31/2003                  -                  -                    -            $16.766        19.58%            1.06%
Lincoln VIP Core Fund 11
12/31/2005             (0.023)                 -               (0.023)           $10.404         4.27%          1.09%10,16
Lincoln VIP Equity-Income Fund 8
12/31/2005             (0.165)            (0.579)              (0.744)           $17.980         4.23%           1.03%15
12/31/2004             (0.167)                 -               (0.167)           $18.013        14.42%            1.05%
Lincoln VIP Global Asset
Allocation Fund 2,7
12/31/2005             (0.142)            (0.390)              (0.532)           $14.528         6.53%            1.18%
12/31/2004             (0.190)                 -               (0.190)           $14.179        13.27%            1.28%
12/31/2003             (0.351)                 -               (0.351)           $12.700        13.07%            1.29%
Lincoln VIP Growth Fund 11
12/31/2005                  -                  -                    -            $11.685        16.85%          1.11%10,17
Lincoln VIP Growth and Income
Fund 8
12/31/2005             (0.346)                 -               (0.346)           $31.650         5.28%            0.63%
12/31/2004             (0.340)                 -               (0.340)           $30.396        14.02%            0.62%
Lincoln VIP Growth Opportunities
Fund 11
12/31/2005                  -                  -                    -            $12.493        24.93%          1.43%12,18
Lincoln VIP International Fund 2
12/31/2005             (0.319)                 -               (0.319)           $17.957        12.26%            1.17%
12/31/2004             (0.122)                 -               (0.122)           $16.297        20.63%            1.23%
12/31/2003             (0.218)                 -               (0.218)           $13.616        31.03%            1.26%
Lincoln VIP Managed Fund 8
12/31/2005             (0.335)                 -               (0.335)           $15.699         4.23%            0.76%
12/31/2004             (0.267)                 -               (0.267)           $15.386        11.16%            0.74%
Lincoln VIP Money Market Fund 2
12/31/2005             (0.253)                 -               (0.253)           $10.000         2.53%            0.79%
12/31/2004             (0.062)                 -               (0.062)           $10.000         0.63%            0.78%
12/31/2003             (0.021)                 -               (0.021)           $10.000         0.21%            0.78%
Lincoln VIP Social Awareness
Fund 2
12/31/2005             (0.196)                 -               (0.196)           $32.230        11.75%            0.67%
12/31/2004             (0.189)                 -               (0.189)           $29.020        12.42%            0.66%
12/31/2003             (0.166)                 -               (0.166)           $25.991        20.97%            0.68%
Lincoln VIP Special
Opportunities Fund 8
12/31/2005             (0.354)            (1.247)              (1.601)           $39.817        15.36%            0.70%
12/31/2004             (0.345)                 -               (0.345)           $36.099        24.00%            0.72%



                     Ratio of Net                            Net
                      Investment                          Assets At
                        Income                             End of
                       (Loss) to         Portfolio         Period
                      Average Net         Turnover         (000's
Period Ended            Assets              Rate          omitted)
--------------      --------------      -----------      ----------
Lincoln VIP
Aggressive
Growth Fund
1,2
12/31/2005           (0.51%)                 38%          $  6,391
12/31/2004           (0.69%)                106%          $  2,203
12/31/2003           (0.57%)                 94%9         $    693
Lincoln VIP
Bond Fund 2
12/31/2005            3.77%                 270%          $345,440
12/31/2004            4.06%                 329%          $201,444
12/31/2003            3.84%                 652%9         $ 41,918
Lincoln VIP
Capital
Appreciation
Fund 2
12/31/2005           (0.03%)                 85%          $ 12,378
12/31/2004           (0.31%)                 33%          $  3,812
12/31/2003           (0.37%)                 21%9         $    458
Lincoln VIP
Core Fund 11
12/31/2005            0.89%                  43%          $    836
Lincoln VIP
Equity-Income
Fund 8
12/31/2005            0.98%                 151%          $  6,590
12/31/2004            1.40%                 120%6         $    253
Lincoln VIP
Global Asset
Allocation
Fund 2,7
12/31/2005            1.08%                  91%          $ 10,517
12/31/2004            1.21%                 139%          $  3,842
12/31/2003            0.83%                 191%9         $    810
Lincoln VIP
Growth Fund 11
12/31/2005           (0.31%)                251%          $  2,448
Lincoln VIP
Growth and
Income Fund 8
12/31/2005            1.14%                  20%          $  4,358
12/31/2004            1.55%                  38%6         $    132
Lincoln VIP
Growth
Opportunities
Fund 11
12/31/2005           (1.11%)                376%          $    990
Lincoln VIP
International
Fund 2
12/31/2005            2.33%                   7%          $122,947
12/31/2004            2.08%                   9%          $ 64,534
12/31/2003            2.08%                  14%9         $ 12,775
Lincoln VIP
Managed Fund 8
12/31/2005            1.71%                  92%          $  1,016
12/31/2004            1.91%                 145%6         $    197
Lincoln VIP
Money Market
Fund 2
12/31/2005            2.53%                N/A            $ 84,535
12/31/2004            0.62%                N/A            $ 54,324
12/31/2003            0.34%                N/A            $ 11,750
Lincoln VIP
Social
Awareness Fund
2
12/31/2005            0.74%                  28%          $ 76,514
12/31/2004            1.13%                  38%          $ 42,558
12/31/2003            0.72%                  60%9         $  7,265
Lincoln VIP
Special
Opportunities
Fund 8
12/31/2005            1.30%                  13%          $  3,275
12/31/2004            1.19%                  36%6         $    246


                                                                          GPD-11



                                                          Net Asset
                                                            Value
                                                          Beginning
Period Ended                                              of Period
---------------------------------------------------      -----------
Lincoln VIP Conservative Profile Fund 5,11
12/31/2005                                                 $10.000
Lincoln VIP Moderate Profile Fund 5,11
12/31/2005                                                 $10.000
Lincoln VIP Moderately Aggressive Profile Fund 5,11
12/31/2005                                                 $10.000
Lincoln VIP Aggressive Profile 5,11
12/31/2005                                                 $10.000



                                                                                                                    Less
                                                                                                                 Dividends
                                                                                                                    and
                                                                                                                Distribution
                                                                                                                     ns
                                                                 Income from Investment Operations                 From:
                                                         -------------------------------------------------      ------------
                                                                            Net Realized
                                                                                and
                                                                             Unrealized
                                                                            Gain (Loss)
                                                              Net                on
                                                          Investment        Investments        Total From            Net
                                                            Income          and Foreign        Investment        Investment
Period Ended                                                (Loss)3          Currencies        Operations          Income
---------------------------------------------------      ------------      -------------      ------------      ------------
Lincoln VIP Conservative Profile Fund 5,11
12/31/2005                                                  0.113              0.461             0.574               -
Lincoln VIP Moderate Profile Fund 5,11
12/31/2005                                                  0.064              0.783             0.847               -
Lincoln VIP Moderately Aggressive Profile Fund 5,11
12/31/2005                                                  0.118              0.963             1.081               -
Lincoln VIP Aggressive Profile 5,11
12/31/2005                                                  0.036              1.336             1.372               -



                                                                Less Dividends and Distributions From:
                                                         ----------------------------------------------------
                                                                                  Total
                                                          Net Realized          Dividends          Net Asset
                                                             Gain on               and             Value End         Total
Period Ended                                               Investments        Distributions        of Period        Return4
---------------------------------------------------      --------------      ---------------      -----------      ---------
Lincoln VIP Conservative Profile Fund 5,11
12/31/2005                                                     -                   -                $10.574         5.74%
Lincoln VIP Moderate Profile Fund 5,11
12/31/2005                                                     -                   -                $10.847         8.47%
Lincoln VIP Moderately Aggressive Profile Fund 5,11
12/31/2005                                                     -                   -                $11.081        10.81%
Lincoln VIP Aggressive Profile 5,11
12/31/2005                                                     -                   -                $11.372        13.72%



                                                                             Ratio of Net                            Net
                                                            Ratio of          Investment                          Assets At
                                                          Expenses to           Income                             End of
                                                            Average            (Loss) to         Portfolio         Period
                                                              Net             Average Net         Turnover         (000's
Period Ended                                                 Assets             Assets              Rate          omitted)
---------------------------------------------------      -------------      --------------      -----------      ----------
Lincoln VIP Conservative Profile Fund 5,11
12/31/2005                                                 0.55%19              1.62%              20%            $ 31,646
Lincoln VIP Moderate Profile Fund 5,11
12/31/2005                                                 0.55%20              0.91%              10%            $109,009
Lincoln VIP Moderately Aggressive Profile Fund 5,11
12/31/2005                                                 0.55%21              1.63%              10%            $ 65,456
Lincoln VIP Aggressive Profile 5,11
12/31/2005                                                 0.55%22              0.50%              15%            $ 18,782



1 Commencing January 1, 2004, T. Rowe Price relaced Putnam Investments as the fund's sub-adviser.


2 Operations related to the Service Class of the fund commenced May 15, 2003. 2003 ratios have been annualized and total return has not been annualized.


3 The average shares outstanding method has been applied for per share information (except for Lincoln VIP Money Market Fund).


4 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.


5 Does not include expenses of the investment companies in which the fund invests.

6 The portfolio turnover is representative for the entire fund for the year ended December 31, 2004.

7 Commencing January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as the fund's sub-adviser.

8 Operations related to the Service Class of the fund commenced May 19, 2004. 2004 ratios have been annualized and total return has not been annualized.

9 The portfolio turnover is representative for the entire fund for the year ended December 31, 2003.

10 Ratio for the period ended December 31, 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.14%.

11 Operations related to the Service Class of the fund commenced May 3, 2005.
   2005 ratios and portfolio turnover have been annualized and total return has not been annualized.

12 Ratio for the period ended December 31, 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, was 1.48%.

13 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.06%.

14 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.08%.

15 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Equity-Income Fund would have been 1.05%.

16 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Core Fund would have been 3.86%.

17 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Fund would have been 3.47%.

18 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Opportunities Fund would have been 6.86%.

19 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Conservative Profile Fund would have been 1.78%.

20 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderate Profile
   Fund would have been 0.85%.

21 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderately
   Aggressive Profile Fund would have been 1.04%.

22 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Aggressive Profile Fund would have been 2.16%.



General Information

If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800- 4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable


GPD-12

annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.


You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2006, into its prospectus. The Trust will provide a free copy of its SAI upon request.


You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             SEC File No: 811-08090

                                                                          GPD-13

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Lincoln Variable Insurance Products Trust

                     Aggressive Growth Fund
                     Bond Fund
                     Capital Appreciation Fund
                     Core Fund
                     Equity-Income Fund
                     Global Asset Allocation Fund
                     Growth Fund
                     Growth and Income Fund
                     Growth Opportunities Fund
                     International Fund
                     Managed Fund
                     Money Market Fund
                     Social Awareness Fund
                     Special Opportunities Fund
                     Lincoln Profile Funds:
                     Conservative Profile Fund
                     Moderate Profile Fund
                     Moderately Aggressive Profile Fund
                     Aggressive Profile Fund


                1300 South Clinton Street
                Fort Wayne, Indiana 46802

                Statement of Additional Information May 1, 2006




This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the eighteen series - referred to as "funds" - of Lincoln Variable Insurance Products Trust. The funds indicate the funds named in the above caption. Each fund offers two classes of shares: the Standard Class and the Service Class.


Each fund's audited financial statements and the report of Ernst &Young, LLP, independent auditors, are incorporated by reference to the fund's 2005 annual report. This SAI should be read in conjunction with the funds' prospectus dated May 1, 2006. You may obtain a copy of the funds' prospectus or a fund's annual report on request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

May 1, 2006


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents



Item                                                                           Page
Description of the Trust and the Funds                                          4
Fundamental Investment Restrictions                                             4
Additional Investment Strategies and Risks                                      4
 Investment Strategies Available to All Funds                                   5
 Investment Strategies Available to All Funds Except Money Market Fund          6
 Investment Strategies and Limitations Applicable to Certain Funds             13
Portfolio Transactions and Brokerage                                           16
Portfolio Turnover                                                             20
Trustees and Officers                                                          20
Investment Adviser and Sub-Advisers                                            23
Portfolio Managers                                                             29
Administration Agreement                                                       35
Accounting Agreement                                                           35
Code of Ethics                                                                 35
Description of Shares                                                          36
Control Persons and Principal Holders of Securities                            36
Rule 12b-1 Plan                                                                39
Revenue Sharing                                                                39
Valuation of Portfolio Securities                                              40
Portfolio Holdings Disclosure                                                  40
Purchase and Redemption Information                                            41
Custodian and Transfer Agent                                                   41
Independent Registered Public Accounting Firm                                  41
Financial Statements                                                           42
Taxes                                                                          42
APPENDIX A                                                                     43
APPENDIX B                                                                     45
APPENDIX C                                                                     57


                                                                               3

Description of the Trust and the Funds
Lincoln Variable Insurance Product Trust (the Trust), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company. Prior to April 30, 2003, each fund in existence at the time was organized as a separate Maryland corporation (each, a predecessor fund). Eleven series of the Trust are successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003. Each fund's investment objective and certain investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. There can be no assurance that the objective of a fund will be achieved. Each of the funds except the funds of funds is diversified within the meaning of the Investment Company Act of 1940 (1940
Act). References to adviser in this SAI include both Delaware Management Company (DMC) and the fund's sub-adviser, if any, unless the context otherwise indicates.



Fundamental Investment Restrictions
The funds have adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a fund's outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of
(1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

Each fund may not:

1. Change its investment objective.

2. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

3. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.

4. Underwrite the securities of other issuers, except that the fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.

7. Make loans of any security or make any other loan if, as a result, more than 33 1|M/3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.


8. (Except for each Profile Fund) with respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.




Additional Investment Strategies and Risks
The prospectus discusses each fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies.

Unless otherwise stated in the prospectus, many investment strategies and techniques are discretionary. That means the fund's adviser may elect to engage or not engage in the various strategies and techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.


4

Investment Strategies Available to All Funds


Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers' acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.


Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers' acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers' acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers' acceptances can be as long as 270 days, most bankers' acceptances have maturities of six months or less.

Repurchase Agreements. In a repurchase agreement, the fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security.

A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the fund in the event of bankruptcy of the seller), it is the policy of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the board of trustees or its delegates. In addition, the collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, the fund will seek to liquidate such collateral. However, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

U.S. Government Securities. A fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer's right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.

U.S. Government securities may be acquired by the fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.

The fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.


                                                                               5

The fund may invest occasionally in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

In general, the U.S. Government securities in which the fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.

Investment in Securities of Other Investment Companies. Subject to certain restrictions, as described below, the funds are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits of the Investment Company Act of 1940 Act (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction. In addition, certain sub-advisers may invest fund assets in money market funds that they advise or in other investment companies. Each of the funds (except the Lincoln Profile Funds) has a policy that prohibits it from acquiring any securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Exchange-Traded Funds ("ETFs"). These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.


Investment Strategies Available to All Funds Except Money Market Fund

Options on Securities. The funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The successful use of a fund's options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the fund were to write a call option based on the adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market


6

price. Similarly, if the fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not lose any of its investment in such security if the price does not change.

A fund's written options positions will be covered at all times. A call option written by a fund will be deemed to be covered if the fund holds the underlying instrument or an option on the underlying instrument with an exercise price equal to or less than the exercise price of the call written. A put option written by a fund will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund. A fund may also cover a written options position by segregating cash or liquid securities equal to the fund's net uncovered obligation.

The effective use of options also depends on the fund's ability to terminate option positions at times when the adviser deems it desirable to do so. Although the fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corp. (OCC), new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruption in the markets for the securities underlying options purchased or sold by the fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option's expiration and the fund was unable either to acquire the underlying security or to sell the put option in the market.

Spreads and Straddles. In addition to the options strategies described previously, a fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. The fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the fund to purchase and/or write more than one option simultaneously. Accordingly, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund were to purchase or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases by greater than if the fund were to purchase or sell a single option.

A call option included in a spread or straddle will be deemed to be covered if the fund holds an option on the same instrument with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund (or, where the exercise price is less than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference).

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


                                                                               7

Futures Contracts. The funds may enter into contracts for the purchase or sale for future delivery of fixed income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S. Government securities, foreign government securities, equity securities or fixed income securities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of an FCM when the contract is entered into. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the fund does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each fund is permitted to engage in unlimited futures trading activity without registration with the CFTC. Although the fund would hold cash and liquid assets in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the fund's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the adviser still may not result in a successful use of futures.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the fund's access to other assets held to cover its futures positions also could be impaired.

Successful use of futures contracts is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.

Options on Futures Contracts. A fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. With respect to long positions assumed by the fund, the fund will establish a segregated asset account with its custodian, and will deposit into it an amount of cash and other liquid assets. The fund does not intend to leverage the futures contracts.


8

Illiquid Investments. The funds may invest in securities or other investments that are considered illiquid. A security or investment is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale.

The fund may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the fund may avail itself of Rule 144A under the Securities Act of 1933 which permits the fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the fund's investments could be impaired if trading fails to further develop, or if it declines. The board of trustees will carefully monitor the fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information.

Borrowing. Each fund may borrow money to the extent permitted under the 1940 Act. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a fund. Money borrowed will be subject to interest costs and other fees, which could reduce a fund's return and may or may not be recovered by appreciation of the securities purchased. A fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when the fund has borrowed money may involve an element of leverage.

Pledging Assets. A fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the "Borrowing" restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for options on financial futures contracts are not deemed to be pledges or other encumbrances.


Foreign Currency Transactions. A fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). The fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. The fund also may enter into a forward contract with respect to a currency where the fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge).

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets. Also, with regard to the fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.

Successful use of currency management strategies will depend on the adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as the adviser anticipates. For example, if a currency's value rose at a time when the adviser had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation.


                                                                               9

If the adviser hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that the adviser's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission (SEC). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.

Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European Economic Community and the World Bank, or other issuers.


10

As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the value of debt securities typically increase. In periods of rising interest rates, the value of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of the fund's shares to fluctuate in value.

A fund's share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody's Investors Service (Moody's) or Standard & Poor's Corp. (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.

High-Yield Fixed-Income Securities (Junk Bonds). Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody's or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed income securities (commonly referred to as junk bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds. Each fund (except the Money Market Fund) may invest up to 15% of its total assets in junk bonds. However, the Managed Fund and the Bond Fund may not invest in foreign junk bonds.

Junk bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of junk bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of junk bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.

The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of junk bonds. Junk bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for junk bonds.

The market for junk bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, junk bonds will be valued in accordance with procedures established by the board of trustees, including the use of outside pricing services. Judgment plays a greater role in valuing junk bonds than is the case for securities for which more external sources for quotations and last-sale information are available.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if the adviser anticipates a decline in the price of the stock underlying a convertible security held by the fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the


                                                                              11

value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities, such as collateralized mortgage obligations (or CMOs), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage-related securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.

In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.


12

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.

Investing in securities of issuers located in countries considered to be emerging markets involves additional risks. While emerging market countries may change over time depending on market and economic conditions, at present the fund believes that emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The considerations noted previously generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

In addition to investing directly in equity securities, the funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.


Temporary Defensive Strategies

In response to market, economic, political or other conditions, the funds may temporarily use a different investment strategy for defensive purposes. If the funds do so, different factors could affect fund performance and the funds may not achieve their investment objectives.


Investment Strategies and Limitations Applicable to Certain Funds

Delayed Delivery and When-Issued Securities and Forward Commitments (Aggressive Growth, Capital Appreciation and Growth Funds only). Each fund may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the fund may sell the securities before the settlement date, if it is deemed advisable. At the time the fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The fund will also establish a segregated account with the fund's custodian bank in which it will continuously maintain cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the fund may purchase securities on such basis without limit. An increase in the percentage of the fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the fund's net asset value. The board of trustees does not believe that the fund's net asset value or income will be adversely affected by its purchases of securities on such basis.

Special Situations (Aggressive Growth and Capital Appreciation Funds only). A fund may invest in certain securities under special situations. A special situation arises when, in the adviser's opinion, the securities of a particular company will be recognized and will appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change, a technological breakthrough or another event considered significant. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

A fund may invest in the securities of companies which have been in continuous operation for less than three years, or have capitalizations of less than $250 million at the time of purchase. Securities of these companies may have limited liquidity which can result in


                                                                              13

their being priced lower than they may be otherwise. Investments in unseasoned or smaller companies are more speculative and involve greater risk than do investments in companies with established operating records or that are larger.


Reverse Repurchase Agreements (Capital Appreciation and Equity-Income Funds only). In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.

While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties that the board of trustees, or its delegate, deems creditworthy. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.

Swaps and Swaps-Related Products (Capital Appreciation, Equity-Income and Global Asset Allocation Funds only). A fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities. An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). A cap is a contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

The fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest credit rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells (i.e., writes) caps and floors, it will maintain cash or liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors in a segregated account.

There is no limit on the amount of interest rate swap transactions that may be entered into by the fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described previously.


Rights and Warrants (All funds except Bond and Money Market Funds). Each fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by the fund which expire without being exercised will result in a loss to the fund.



14

Loans and Other Direct Debt Instruments (Equity-Income Fund only). Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower's failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Limitations on Futures and Options Transactions (Equity-Income Fund only). The Equity-Income Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put option if, as a result, the fund's total obligations upon settlement or exercise of purchased future contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to securities that incorporate features similar to options.


Indexed Securities (Core Fund and Equity-Income Fund only). Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.


Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.


Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Foreign Currency Denominated Cash (International Fund only). To facilitate overseas securities transactions, the fund may hold a portion of its assets in foreign-currency-denominated cash or cash equivalents and foreign government securities. The amount held in cash may range between 2% and 15% of fund assets, although the fund anticipates that under normal circumstances, less than 10%


                                                                              15

of fund assets would be held in cash. The amount held in cash equivalents, combined with all other non-U.S. debt securities and money market instruments, would not exceed 35% of the fund's assets.

SEC Name Rule Requirement (Bond and Equity-Income Funds only).

Bond Fund. The fund's policy of normally investing at least 80% of its assets in debt securities is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

Equity-Income Fund. The fund's policy of normally investing at least 80% of its assets in equity securities is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

Strategy Ranges (Global Asset Allocation Fund only).

As set forth in the Prospectus, under normal market conditions, the Global Asset Allocation Fund expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Global Asset Allocation Fund generally expects to allocate its assets among the various asset classes. The Global Asset Allocation fund may exceed these Strategy Ranges and may modify them in the future.


Asset Class                                           Strategy Ranges
------------------------------------------------      ----------------
         U.S. Equities .........................            10 to 70%
         Global (Ex-U.S.) Equities .............             0 to 52%
         Emerging Market Equities ..............             0 to 13%
         U.S. Fixed Income .....................             0 to 51%
          Global (Ex-U.S.) Fixed Income.........             0 to 39%
         High Yield Fixed Income ...............             0 to 13%
         Emerging Market Debt ..................             0 to 12%
         Cash Equivalents ......................             0 to 50%

Portfolio Transactions and Brokerage
The adviser and the sub-adviser of each fund are responsible for decisions to buy and sell securities and other investments for each fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The adviser and the sub-adviser of each fund currently provide investment advice to a number of other clients. It will be the practice of the adviser and each sub-adviser to allocate purchase and sale transactions among the fund and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations among the major factors the adviser and the sub-adviser consider are the investment objectives of the relevant fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the adviser or sub-adviser provides investment advice (including affiliates of the adviser or sub-adviser, as the case may be).

On occasions when the adviser or the sub-adviser to a fund deems the purchase or sale of a security to be in the best interest of the fund, as well as its' other clients, the adviser or sub-adviser, as the case may be, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for its' other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser or sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund.

In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in


16

the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that,as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The adviser or the sub-adviser to a fund may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.

The board of trustees will review regularly the reasonableness of commissions and other transaction costs incurred from time to time, and, will receive reports from the adviser and each sub-adviser, as well as published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the adviser and each sub-adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the adviser or sub-adviser regards as a useful supplement of its own internal research capabilities.


The adviser and each sub-adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the adviser or sub-adviser, as the case may be; in addition, the adviser and each sub-adviser may allocate trades among brokers that generally provide superior brokerage and research services. During 2005, the total amount of brokerage transactions directed to these brokers and the total commissions paid with respect to such transactions are set forth in the second table below. Research services furnished by brokers are for the benefit of all the clients of the adviser or sub-adviser, as the case may be, and not solely or necessarily for the benefit of the fund. The adviser and each sub-adviser believe that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to the adviser or to any sub-adviser by any amount that might be attributable to the value of such services.

During the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003, the funds incurred brokerage commissions as follows:



Brokerage and Research Services



                                                          2005              2004              2003
                                                      ------------      ------------      ------------
         Aggressive Growth Fund ................       $  101,705        $  378,469        $  711,277
         Bond Fund .............................           16,386            N/A               N/A
         Capital Appreciation Fund .............          944,069           602,809           454,927
         Core Fund (a) .........................           10,205            N/A               N/A
         Equity Income Fund (b) ................        2,983,083         2,698,239         3,065,867
         Global Asset Allocation Fund (c) ......          212,093           376,889           471,542
         Growth Fund ...........................            7,349            N/A               N/A
         Growth and Income Fund ................        1,045,069         2,426,329         4,835,198
         Growth Opportunities Fund (d) .........            9,518            N/A               N/A
         International Fund ....................          277,515           197,011           133,426
         Managed Fund ..........................          276,534           437,486         1,101,231
         Money Market Fund .....................           N/A               N/A               N/A
         Social Awareness Fund .................          660,658         1,036,964         1,884,677
         Special Opportunities Fund ............          205,598           768,241         1,707,734
         Lincoln Profile Funds: ................
         Conservative Profile Fund .............           N/A               N/A               N/A
         Moderate Profile Fund .................           N/A               N/A               N/A
         Moderately Aggressive Profile Fund ....           N/A               N/A               N/A
         Aggressive Profile Fund ...............           N/A               N/A               N/A



(a) of which $11 (0.11%) was paid to Citigroup Global Markets, Inc., an affiliate of Citigroup, in 2005.

(b) of which $24,925 (0.84%), $61,144 (2.27%) and $65,639.09 (2.43%) was paid to Fidelity Capital Markets ("FCM"), an affiliate of Fidelity Management & Research Company, in 2005, 2004 and 2003 respectively.

(c) of which $2,577 (1.22%) was paid to UBS Securities LLC, an affiliate of UBS AG, in 2005.

(d) of which $176 (1.85%) was paid to MLI, affiliate of Merrill Lynch & Co, and MLCO, parent company, in 2005.


                                                                              17


During the fiscal year ended December 31, 2005, the adviser or sub-adviser, as appropriate, for each of the following funds allocated the following amount of transactions to broker-dealers that provided them with certain research, statistics and other information:




                                                                 Related Brokerage
                                             Transactions           Commissions
                                            --------------      ------------------
  Aggressive Growth Fund .............            N/A                   N/A
  Capital Appreciation Fund ..........            N/A                   N/A
  Core Fund ..........................            83,018                  143
  Equity Income Fund .................            N/A                   N/A
  Global Asset Allocation Fund .......       162,832,603              210,485
  Growth Fund ........................            N/A                   N/A
  Growth and Income Fund .............       125,425,661              165,667
  Growth Opportunities Fund ..........            N/A                   N/A
  International Fund .................            N/A                   N/A
  Managed Fund .......................        23,188,870               30,673
  Social Awareness Fund ..............        43,210,439               62,891
  Special Opportunities Fund .........        35,529,707               38,503



Purchases of Securities of "Regular" Brokers or Dealers

As of December 31, 2005, the following funds held securities issued by their "regular" broker-dealers or the parent companies of their "regular" broker-dealers:




                                              Value of Securities
                                                 of "Regular"
                                                Broker-Dealers
                                             --------------------
  Aggressive Growth Fund ..............              N/A

  Bond Fund
  Credit Suisse First Boston ..........          $  5,843,738*
  Goldman Sachs .......................             3,762,987*
  Morgan Stanley ......................             7,862,434*

  Capital Appreciation Fund ...........
  Merrill Lynch .......................          $  3,843,590

  Core Fund ...........................
  BK ..................................          $     82,810
  JP Morgan ...........................          $     69,458

  Equity-Income Fund1
  Bank of America Corporation .........          $ 17,859,360
  Citigroup Inc. ......................          $ 22,696,334
  Lehman Brothers Holdings Inc. .......          $  1,628,895
  Merrill Lynch .......................          $ 14,869,560

  Global Asset Allocation Fund
  Citigroup ...........................          $  5,786,326*
  Credit Suisse .......................          $   2,087568*
  Duetsche ............................          $  1,466,824*
  Goldman Sachs .......................          $  3,296,735*
  JP Morgan ...........................          $  2,850,693*
  Merrill Lynch .......................          $    310,328*
  Morgan Stanley ......................          $  4,288,828*

  Growth Fund .........................              N/A

  Growth and Income Fund
  Citigroup ...........................          $ 58,808,654


18



                                           Value of Securities
                                              of "Regular"
                                             Broker-Dealers
                                          --------------------
  JP Morgan Chase ..................            33,149,088
  Lehman Brothers ..................            18,597,467
  Merrill Lynch ....................            24,376,027
  Morgan Stanley ...................            27,552,944
  Prudential Securities ............            15,033,226

  Growth Opportunities Fund ........
  Goldman Sachs ....................          $    165,384

  Managed Fund
  Citigroup ........................          $  8,833,146*
  Credit Suisse First Boston .......               949,187*
  Goldman Sachs ....................               553,380*
  JP Morgan Chase ..................             4,639,761
  Lehman Brothers ..................             2,589,034
  Merrill Lynch ....................             3,454,230
  Morgan Stanley ...................             4,879,902*
  Prudential Securities ............             2,034,682

  Money Market Fund                               N/A

  Social Awareness Fund
  Citigroup ........................          $ 31,529,941
  JP Morgan Chase ..................            17,666,019
  Lehman Brothers ..................            10,394,587
  Merrill Lynch . ..................            13,139,620
  Morgan Stanley ...................            14,213,370
  Prudential Securities ............            12,339,834

  Special Opportunities Fund
  Bear Stearns .....................          $  7,162,860

  Lincoln Profile Funds ............              N/A



*Denotes inclusion of fixed-income securities.

1Fidelity, the sub-adviser for the fund, provided data as of March 15, 2006.


No Commissions to Finance Distribution


The Investment Company Act of 1940 permits a fund to use its selling brokers to execute transactions in portfolio securities only if the fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of fund shares. Accordingly, the funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of fund shares: (a) fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the funds' portfolio transactions effected through any other broker-dealer. The funds have also established other policies and procedures designed to ensure that a fund's brokerage commissions are not used to finance the distribution of fund shares.


Commission Recapture Program


The Aggressive Growth, Capital Appreciation, Core, Global Asset Allocation, Growth, Growth and Income, Growth Opportunities, International, Managed, Social Awareness and Special Opportunities Funds have entered into a commission recapture program with Frank Russell, pursuant to which the commission rebates will be included in realized gain (loss) on securities in the appropriate financial statements of the funds. The Equity-Income Fund has entered into a similar brokerage commission recapture program with FMR, the fund's sub-adviser. If the adviser or sub-adviser does not believe it can obtain best exectution from such broker-dealer, there is no obligation to execute portfolio transactions through such broker-dealers. The board of trustees, with the assistance of Frank Russell and FMR, intends to continue to review whether recapture opportunities are available and, if so, to determine in the exercise of its business judgement whether it would be advisable for a fund to participate, or continue to participate, in the commission recapture program.



                                                                              19

Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a fund's purchases or sales of securities (excluding short-term securities) by the average market value of the fund's portfolio securities. The adviser intends to manage each fund's assets (except for the Money Market Fund) by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a fund's current income available for distribution to its shareholders. While the funds are not managed with the intent of generating short-term capital gains, each fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the adviser, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs.



Trustees and Officers
The board of trustees oversees the management of each fund and elects the Trust's officers. The trustees have the power to amend the Trust's bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders. The trustees hold their position until their successors are elected and qualify. The funds' officers are re-elected annually and are responsible for the day-to-day operations of the funds. Information pertaining to the trustees and executive officers of the funds is set forth below. Trustees that are deemed "interested persons," as defined in the 1940 Act, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as independent trustees. The trustees were re-elected at the Special Meeting of Stockholders of the funds on December 9, 2002 to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

The term "Fund Complex" includes the eighteen funds of the Trust and Lincoln National Variable Annuity Fund A.


Interested Trustees



                                Position(s)             Term of Office
Name, Address and                Held With              and Length of
Date of Birth                     the Fund               Time Served
------------------------      ---------------      -----------------------
Kelly D. Clevenger*           Chairman,            Chairman since August
1300 S. Clinton Street        President and        1995; President and
Fort Wayne, IN 46802          Trustee              Trustee since
DOB: 07/25/52                                      November 1994.
Janet Chrzan**                Advisory             Trustee since August
1300 S. Clinton Street        Trustee***           18, 2003; Advisory
Fort Wayne, IN 46802                               Trustee since May 17,
DOB: 10/14/48                                      2004.



                                                                   Number of
                                                                    Funds in
                                        Principal                     Fund
                                      Occupation(s)                 Complex                  Other Board
Name, Address and                      During Past                Overseen by                Memberships
Date of Birth                           Five Years                  Trustee                Held by Trustee
------------------------      -----------------------------      -------------      ----------------------------
Kelly D. Clevenger*           Vice President, The Lincoln             19            Lincoln Retirement Services
1300 S. Clinton Street        National Life Insurance                               Company, LLC
Fort Wayne, IN 46802          Company; Executive Vice
DOB: 07/25/52                 President, Lincoln
                              Retirement Services
                              Company, LLC
Janet Chrzan**                Vice President, The Lincoln             19            Lincoln Life Improved
1300 S. Clinton Street        National Life Insurance                               Housing; Parkview Hospital
Fort Wayne, IN 46802          Company; formerly Chief                               Foundation
DOB: 10/14/48                 Financial Officer and
                              Director, The Lincoln
                              National Life Insurance
                              Company.


*
                                 President of the funds, is an interested person of the Trust by reason of his being an officer of Lincoln Life.

** Janet Chrzan, an advisory trustee of the Trust, is an interested person of the Trust by reason of her being a Vice President of Lincoln Life.

*** An Advisory Trustee provides the Trust with infomation and advice about securities markets, political developments, economic and business factors and trends and provides other such advice as the Trustees may request from time to time but shall not provide advice or make recommendations regarding the purchase or sale of securities. Each Advisory Trustee will serve for such term as determined by the Board of Trustees or until his or her earlier resignation or removal. An Advisory Trustee: (a) does not have the powers of a Trustee; (b) may not vote at meetings of the Trustees; and (c) may not take part in the operation or governance of the Trust. An Advisory Trustee who is not an "interested" person of the Trust shall receive the same compensation as an Independent Trustee of the Trust.

20

                             Independent Trustees




                               Position(s)            Term of Office
Name, Address and               Held With              and Length of
Date of Birth                    the Fund               Time Served
------------------------      -------------      ------------------------
Nancy L. Frisby               Trustee            Trustee since April
1300 S. Clinton Street                           1992.
Fort Wayne, IN 46802
DOB: 11/10/41
Gary D. Lemon                 Trustee            Trustee since
1300 S. Clinton Street                           November 8, 2004
Fort Wayne, IN 46802
DOB: 05/23/48
Kenneth G. Stella             Trustee            Trustee since February
1300 S. Clinton Street                           1998.
Fort Wayne, IN 46802
DOB: 08/20/43
David H. Windley              Trustee            Trustee since August
1300 S. Clinton Street                           2004.
Fort Wayne, IN 46802
DOB: 02/23/43



                                                                   Number of
                                                                    Funds in
                                        Principal                     Fund
                                      Occupation(s)                 Complex                  Other Board
Name, Address and                      During Past                Overseen by                Memberships
Date of Birth                           Five Years                  Trustee                Held by Trustee
------------------------      -----------------------------      -------------      ----------------------------
Nancy L. Frisby               Senior Vice President and               19                        N/A
1300 S. Clinton Street        Chief Financial Officer,
Fort Wayne, IN 46802          Desoto Memorial Hospital;
DOB: 11/10/41                 formerly Chief Financial
                              Officer, Bascom Palmer Eye
                              Insitute, University of
                              Miami School of Medicine;
                              formerly Vice President
                              and Chief Financial Officer,
                              St. Joseph Medical Center,
                              Inc.
Gary D. Lemon                 Professor of Economics,                 19                        N/A
1300 S. Clinton Street        DePauw University
Fort Wayne, IN 46802
DOB: 05/23/48
Kenneth G. Stella             President, Indiana Hospital             19            First National Bank & Trust
1300 S. Clinton Street        & Health Association.
Fort Wayne, IN 46802
DOB: 08/20/43
David H. Windley              Director, Blue and Co., LLC             19            Meridian Investment
1300 S. Clinton Street        (regional consulting and                              Advisors, Inc.; Eureka
Fort Wayne, IN 46802          CPA firm)                                             College
DOB: 02/23/43


Officers Who Are Not Trustees




                                  Position(s)              Term of Office
Name, Address and                  Held With                and Length of
Date of Birth                      the Fund                  Time Served
------------------------      ------------------      ------------------------
James Blake                   Chief                   Chief Compliance
1300 S. Clinton Street        Compliance              Officer since November
Fort Wayne, IN 46802          Officer                 2005
DOB: 01/06/63
Cynthia A. Rose               Secretary               Secretary since
1300 S. Clinton Street                                February 1995.
Fort Wayne, IN 46802
DOB: 04/24/54
Sheryl L. Sturgill            Chief Accounting        Chief Accounting
1300 S. Clinton Street        Officer                 Officer since November
Fort Wayne, IN 46802                                  2003.
DOB: 07/04/59



                                                                 Number of
                                                                  Funds in
                                       Principal                    Fund
                                     Occupation(s)                Complex            Other Board
Name, Address and                     During Past               Overseen by          Memberships
Date of Birth                          Five Years                 Trustee          Held by Trustee
------------------------      ---------------------------      -------------      ----------------
James Blake                   Assistant Vice President,             N/A                  N/A
1300 S. Clinton Street        Delaware Investment
Fort Wayne, IN 46802          Advisers; Chief Compliance
DOB: 01/06/63                 Officer, Optimum Fund
                              Trust and Lincoln National
                              Income Fund.
Cynthia A. Rose               formerly Secretary and                N/A                  N/A
1300 S. Clinton Street        Assistant Vice President,
Fort Wayne, IN 46802          The Lincoln National Life
DOB: 04/24/54                 Insurance Company.
Sheryl L. Sturgill            Assistant Vice President              N/A                  N/A
1300 S. Clinton Street        and Director of Separate
Fort Wayne, IN 46802          Accounts, The Lincoln
DOB: 07/04/59                 National Life Insurance
                              Company; formerly
                              Compliance Director and
                              Senior Business Controls
                              Consultant, Lincoln
                              National Reassurance
                              Company


                                                                              21


                                 Position(s)               Term of Office
Name, Address and                 Held With                and Length of
Date of Birth                      the Fund                 Time Served
------------------------      -----------------      -------------------------
Eldon J. Summers              Second Vice            Second Vice President
1300 S. Clinton Street        President and          and Treasurer since
Fort Wayne, IN 46802          Treasurer              May 2003.
DOB: 12/06/50
Rise` C. M. Taylor            Vice President,        Vice President,
1300 S. Clinton Street        Assistant              Assistant Secretary and
Fort Wayne, IN 46802          Secretary and          Assistant Treasurer
DOB: 12/19/67                 Assistant              since August 2003.
                              Treasurer



                                                                   Number of
                                                                    Funds in
                                        Principal                     Fund
                                      Occupation(s)                 Complex            Other Board
Name, Address and                      During Past                Overseen by          Memberships
Date of Birth                           Five Years                  Trustee          Held by Trustee
------------------------      -----------------------------      -------------      ----------------
Eldon J. Summers              Treasurer, Second Vice                  N/A                  N/A
1300 S. Clinton Street        President, The Lincoln
Fort Wayne, IN 46802          National Life Insurance
DOB: 12/06/50                 Company; formerly
                              Assistant Vice President
                              and Senior Treasury
                              Consultant, Lincoln
                              National Corporation.
Rise` C. M. Taylor            Vice President, The Lincoln             N/A                  N/A
1300 S. Clinton Street        National Life Insurance
Fort Wayne, IN 46802          Company; formerly
DOB: 12/19/67                 Portfolio Manager of
                              Lincoln Investment
                              Management

Board Committees


The board of trustees has established an Audit Committee, which is responsible for overseeing the funds' financial reporting process on behalf of the board of trustees and for reporting the result of their activities to the board. The Audit Committee will assist and act as a liaison with the board of trustees in fulfilling the board's responsibility to shareholders of the funds and others relating to oversight of fund accounting, the funds' systems of control, the funds' process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the funds. The members of the Audit Committee include all of the independent trustees: Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella and David H. Windley. The Audit Committee met five times during the last fiscal year.

On February 23, 2004, the board of trustees established a Nominating and Governance Committee consisting of all of the independent trustees. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the board of trustees. The Nominating and Governance Committee met three times during the last fiscal year. The Nominating and Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust's Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company. The board does not have a valuation committee.



Ownership of Securities


As of December 31, 2005 the trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each of the funds. As of December 31, 2005, the dollar range of equity securities owned beneficially by each trustee in the funds and in any registered investment companies overseen by the trustees within the same family of investment companies as the funds is as follows:



Interested Trustees



                                                                                    Aggregate Dollar Range of Equity
                                                                                 Securities in All Registered Investment
                                                                                    Companies Overseen by Trustee in
Name of Trustee            Dollar Range of Equity Securities in the Funds            Family of Investment Companies
--------------------      ------------------------------------------------      ----------------------------------------
Kelly D. Clevenger                             None                                               None
Janet Chrzan                          Bond Fund - $1-$10,000                    $10,001-$50,000
                              Capital Appreciation Fund - $1-$10,000
                                  Equity Income Fund - $1-$10,000
                                  Money Market Fund - $1-$10,000


22

                             Independent Trustees




                                                                                   Aggregate Dollar Range of Equity
                                                                                Securities in All Registered Investment
                                                                                   Companies Overseen by Trustee in
Name of Trustee           Dollar Range of Equity Securities in the Funds            Family of Investment Companies
-------------------      ------------------------------------------------      ----------------------------------------
Nancy L. Frisby              Growth & Income Fund - $10,001-$50,000                         Over $100,000
                                 Managed Fund - $50,001-$100,000
                             Social Awareness Fund - $10,001-$50,000
                          Special Opportunities Fund - $50,001-$100,000
Gary D. Lemon                Growth & Income Fund - $10,001-$50,000            $10,001-$50,000
Kenneth G. Stella                             None                                               None
David H. Windley                              None                                               None



The following table sets forth the compensation paid to the independent trustees by the Trust as well as the compensation paid to the independent trustees by the Fund Complex for the fiscal year ended December 31, 2005:



                               Compensation Table



                                       Aggregate Compensation        Total Compensation From the
Name of Person, Position                   From the Trust              Trust And Fund Complex
--------------------------------      ------------------------      ----------------------------
  Nancy L. Frisby, Trustee                     $36,668                         $47,000
  Gary Lemon, Advisory Trustee                  31,168                          35,000
  Kenneth G. Stella, Trustee                    31,168                          41,000
  David H. Windley, Trustee                     31,168                          41,000


Investment Adviser and Sub-Advisers
Investment Adviser: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statuatory trust registered with the SEC as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMBT is a wholly-owned subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corporation (LNC). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. DMBT is registered with the SEC as an investment adviser, and it or its predecessors have served as investment advisers to mutual funds for over sixty years.


                                                                              23

The advisory fee rates paid by both the Standard Class and the Service Class of each fund to DMC are set forth in the following table:


                                              Annual Fee Rate Based on
Fund                                          Average Daily Net Asset Value
----------------------------------------      -----------------------------------------------
         Aggressive Growth .............      .75 of 1% of the first $200 million;
                                              .70 of 1% of the next $200 million; and
                                              .65 of 1% of the excess over $400 million
         Capital Appreciation ..........      .75 of 1% of the first $500 million; and
                                              .70 of 1% of the excess over $500 million
         Core ..........................      .69 of 1% of the average daily net asset value
         Equity-Income .................      .75 of 1% of the first $500 million; and
                                              .70 of 1% of the excess over $500 million
         Global Asset Allocation .......      .75 of 1% of the first $200 million;
                                              .70 of 1% of the next $200 million; and
                                              .68 of 1% of the excess over $400 million
         Growth ........................      .74 of 1% of the average daily net asset value
         Growth Opportunities ..........      .99 of 1% of the average daily net asset value
         International .................      .90 of 1% of the first $200 million;
                                              .75 of 1% of the next $200 million; and
                                              .60 of 1% in excess over $400 million
         Profile Funds .................      .25 of 1% of the average daily net asset value
         All other funds ...............      .48 of 1% of the first $200 million;
                                              .40 of 1% of the next $200 million; and
                                              .30 of 1% in excess over $400 million

During the last three years, the advisor received the amounts, as illustrated in the table below, for investment advisory services with respect to each fund and its predecessor fund:

Advisory Fees Paid by Each Fund and Its Predecessor Fund



                                                            2005                 2004                2003
                                                      ---------------      ---------------      -------------
         Aggressive Growth Fund ................        $ 1,920,473         $  1,927,010         $1,741,513
         Bond Fund .............................          4,117,866            3,516,932          3,125,609
         Capital Appreciation Fund .............          4,351,441*           5,179,574*         5,234,946
         Core Fund .............................             34,818              N/A                 N/A
         Equity-Income Fund ....................          5,741,232**          5,863,389          5,026,515
         Global Asset Allocation Fund ..........          2,003,874            1,884,860          1,808,441
         Growth and Income Fund ................          6,951,395            7,101,500          6,553,589
         Growth Fund ...........................             36,779              N/A                 N/A
         Growth Opportunities Fund .............             19,423              N/A                 N/A
         International Fund ....................          4,356,095            3,325,373          2,459,330
         Managed Fund ..........................          2,239,334            2,284,518          2,184,742
         Money Market Fund .....................          1,684,389            1,597,795          1,890,232
         Social Awareness Fund .................          4,049,125            3,808,762          3,332,744
         Special Opportunities Fund ............          2,677,521            2,268,296          1,941,013
         Lincoln Profile Funds: ................
         Conservative Profile Fund .............             20,621              N/A                 N/A
         Moderate Profile Fund .................             76,708              N/A                 N/A
         Moderately Aggressive Profile Fund ....             48,854              N/A                 N/A
         Aggressive Profile Fund ...............             15,693              N/A                 N/A



* During the fiscal years ended December 31, 2005 and 2004, the adviser waived fees for the Capital Appreciation Fund totaling $609,345 and $55,700, respectively.

** During the fiscal year ended December 31, 2005, the adviser waived fees for the Equity-Income Fund totaling $186,536.


Pursuant to an Investment Management Agreement dated January 1, 2003 (the Management Agreement), the adviser manages each fund's portfolio investments and reports to the board of trustees. With limited exception, each fund conducts its other business and affairs and bears the expenses and salaries necessary and incidental thereto. These expenses include, without limitation, expenses related to: the maintenance of the fund's books, records and procedures, including corporate secretary services; general accounting oversight; preparation of tax returns and reports; and, legal services provided by the adviser or an affiliate of the adviser.



24


To help limit expenses, effective October 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee for the Aggressive Growth Fund: 0.05% of the excess over $750,000,000 of average daily net assets of the Fund. The waiver agreement will continue at least through April 30, 2007, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

With respect to the Capital Appreciation Fund, effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.15% of the first $100,000,000 of average daily net assets of the Fund; 0.10% of the next $150,000,000 of average daily net assets of the Fund; 0.15% of the next $250,000,000 of average daily net assets of the Fund; 0.10% of the next $250,000,000 of average daily net assets of the Fund; 0.15% of the next $750,000,000 of average daily net assets of the Fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the Fund. The fee waiver agreement will continue at least through April 30, 2007, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

With respect to the Equity-Income Fund, effective May 1, 2005, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.0% on the first $250,000,000 of average daily net assets of the Fund; 0.05% on the next $500,000,000 of average daily net assets of the Fund; 0.10% on the excess over $750,000,000 of average daily net assets of the Fund. This waiver will continue through at least April 30, 2007, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.


There can be no assurance that the above fee waivers will continue beyond the dates indicated.

Sub-Advisers. As adviser, DMC is primarily responsible for investment decisions affecting each of the funds under its management. However, DMC has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following table for more information about the sub-advisers and their fees:



Fund                                   Sub-Adviser
-------------------------      ---------------------------
Aggressive Growth              T. Rowe Price Associates,
                               Inc. (T. Rowe Price)
                               100 East Pratt Street
                               Baltimore, MD 21202
Core                           Salomon Brothers Asset
                               Management Inc., an
                               indirect wholly-owned
                               subsidiary of Legg Mason,
                               Inc.
                               (Salomon Brothers)
                               399 Park Avenue
                               New York, NY 10022
Capital Appreciation           Janus Capital Management
                               LLC (Janus)
                               151 Detroit Street
                               Denver, CO 80206
Equity Income                  Fidelity Management &
                               Research Company (FMR)
                               82 Devonshire Street
                               Boston, MA 02109
Global Asset Allocation        UBS Global Asset
                               Management (Americas)
                               Inc.
                               (UBS Global AM)
                               One North Wacker Drive
                               Chicago, IL 60606
Growth                         Fund Asset Management,
                               L.P. doing business as
                               Mercury Advisors,
                               (Mercury Advisors)
                               P. O. Box 9011
                               Princeton, NJ 08543



                                                           Annual Fee Rate Based On
Fund                                                    Average Daily Net Asset Value
-------------------------      -------------------------------------------------------------------------------
Aggressive Growth              0.50% for the first $250 million of the fund's average daily net assets; 0.45%
                               of the next $500 million of the fund's average daily net assets; and 0.40% of the excess of the fund's average daily net assets over $750 million
Core                           0.40% first $500 million; 0.35% excess $500 million
Capital Appreciation           0.40% on the first $250 million of the fund's average daily net assets; 0.35%
                               on the next $500 million of the fund's average daily net assets; 0.30% on the next $750 million of the fund's average daily net assets; and 0.25% on any excess of the fund's average daily net assets over $1.5 billion*
Equity Income                  0.48% on the first $250 million of the fund's average daily net assets; 0.43%
                               on the next $500 million of the fund's average daily net assets; and 0.38%
                               on any excess of the fund's average daily net assets over $750 million**
Global Asset Allocation        0.47% of the first $200 million of the fund's average daily net assets; 0.42%
                               of the next $200 million of the fund's daily net assets; and 0.40% of any excess of the fund's average daily net assets over $400 million
Growth                         0.40% first $500 million; 0.35% excess $500 million


                                                                              25



Fund                                 Sub-Adviser
------------------------      -------------------------
Growth Opportunities          Fund Asset Management,
                              L.P. doing business as
                              Mercury Advisors
                              P. O. Box 9011
                              Princeton, NJ 08543
International                 Mondrian Investment
                              Partners Limited.
                              80 Cheapside,
                              London, United Kingdom
                              EC2V 6EE
Lincoln Profile Funds:        Wilshire Associates
Conservative Profile          Incorporated (Wilshire)
Moderate Profile              1299 Ocean Avenue
Moderately Aggressive         Suite 700
Profile                       Santa Monica, CA 90401
Aggressive Profile



                                                          Annual Fee Rate Based On
Fund                                                   Average Daily Net Asset Value
------------------------      -------------------------------------------------------------------------------
Growth Opportunities          0.50% first $100 million; 0.45% next $200 million; 0.40% next $200 million;
                              0.375% excess $500 million
International                 0.20%***
Lincoln Profile Funds:        Each fund's pro-rata portion of the Profile Funds' combined net assets fee of:
Conservative Profile          0.10% of the first $250 million; 0.06% over $250 million but less than $1
Moderate Profile              billion; 0.05% over $1 billion but less than $3 billion; 0.04% of the amount
Moderately Aggressive         over $3 billion****
Profile
Aggressive Profile


* The fees in the above chart become effective May 1, 2005. From November 1, 2004 through April 30, 2005, the sub-advisory fee was the following: 0.45% of the first $500,000,000 of average daily net assets of the Fund, 0.425% on the next $500,000,000 of average daily net assets of the Fund; 0.40% on the next $500,000,000 of average daily net assets of the Fund; and 0.35% on any excess over $1,500,000,000 of average daily net assets of the Fund.

**Prior to May 1, 2005, the sub-advisory fee was the following: 0.48% of the average daily net assets of the Fund.

***Prior to May 17, 2004, DMC paid the sub-adviser at an annual rate of 0.90% of the first $200 million of average daily net assets; 0.75% of the next $200 million of average daily net assets; and 0.60% of the excess over $400 million of average daily net assets.


****For the fiscal year 2005, the sub-advisory fee was $43,749 for each fund plus each fund's pro-rata portion of the Profile Funds' combined net assets fee of: 0.10% of the first $250 million; 0.06% over $250 million but less than $1 billion; 0.05% over $1 billion but less than $3 billion; 0.04% of the amount over $3 billion. For fiscal year 2007, the sub-advisory fee for each fund will be the fund's pro-rata portion of the Profile Funds' combined net assets fee of: 0.08% for the first $250 million; 0.06% over $250 million but less than $1 billion; 0.05% of over $1 billion to $3 billion; and 0.04% of over $3 billion.



Janus is a direct subsidiary of Janus Capital Group Inc. ("JCG"). JCG is a publicly traded holding company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.

FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMR Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

FMR has entered into a Sub-Sub-Advisory Agreement with FMRC to permit FMR to delegate discretionary management of the Equity-Income Fund's investments to FMRC. FMR will pay FMRC a monthly fee equal to 50% of the management fee DMC will be obligated to pay FMR under its Sub-Advisory Agreement. FMRC is a wholly-owned subsidiary of FMR.


Mercury Advisors is a limited partnership. The partners of Mercury Advisors are Merrill Lynch & Co., Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), and Princeton Services, Inc. ("Princeton Services"). ML & Co. and Princeton Services are "controlling persons" of Mercury Advisors (as defined under the Investment Company Act) because of their ownership of Mercury Advisors' voting securities or their power to exercise a controlling influence over Mercury Advisors' management or policies. Fund Asset Management, L. P. was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management, L.P. and its affiliates had approximately $544 billion in investment company and other portfolio assets under management as of December 31, 2005.

Mondrian Investment Partners Limited is owned by its current management and others, including various private investment furnds affiliated with Hellman & Friedman LLC, a private equity firm. Mondrian is registered as an investment adviser with the SEC and is regulated in the United Kingdom by the Financial Services Authority. As of December 31, 2005, Mondrian managed approximately $7.8 billion in mutual fund accounts and $43.8 billion in institutional and separately managed accounts.

Salomon Brothers is a wholly-owned subsidiary of Legg Mason,Inc. Legg Mason is a financial services holding company.


26

T. Rowe Price is one of the nation's largest investment management firms for individual and institutional investors, retirement plans and financial intermediaries. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.

UBS Global AM, a Delaware corporation, is an investment advisor registered with the U.S. Securities and Exchange Commission. UBS Global AM is an indirect, wholly owned subsidiary of UBS Global Asset Management Division (UBS AG). UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


Wilshire is controlled by Dennis A. Tito who beneficially owns a majority of the outstanding shares of the company. It is a global investment advisory firm that offers customized, institutionally based solutions to meet the investment needs of its clients. Wilshire was formed in 1972 and as of December 31, 2005, managed approximately $14.6 billion in assets.


During the last three years, sub-advisers received the following amounts for investment sub-advisory services with respect to the management of each fund and its predecessor fund. DMC, not the fund, pays all sub-advisory fees owed.


Sub-Advisory Fees Paid by the Adviser



                                                              2005               2004               2003
                                                         -------------      -------------      -------------
         Aggressive Growth Fund* ..................       $1,289,427         $1,296,447         $1,151,680
         Bond Fund ................................           N/A                     -                  -
         Capital Appreciation Fund ................       $2,396,678          3,486,351          3,475,370
         Core Fund*** .............................       $   10,525             N/A                N/A
         Equity-Income Fund .......................       $3,619,430          3,833,985          3,213,863
         Global Asset Allocation Fund** ...........       $1,131,682          1,165,471          1,121,643
         Growth Fund*** ...........................       $   14,780                  -                  -
         Growth and Income Fund ...................           N/A                N/A                N/A
         Growth Opportunities Fund*** .............       $    8,448                  -                  -
         International Fund .......................       $1,121,124          1,782,415          1,322,061
         Managed Fund .............................           N/A                N/A                N/A
         Money Market Fund ........................           N/A                N/A                N/A
         Social Awareness Fund ....................           N/A                N/A                N/A
         Special Opportunities Fund ...............           N/A                N/A                N/A
         Lincoln Profile Funds ....................
         Conservative Profile Fund*** .............       $   34,553                  -                  -
         Moderate Profile Fund*** .................       $   49,813                  -                  -
         Moderately Aggressive Profile Fund*** ....       $   42,518                  -                  -
         Aggressive Profile Fund*** ...............       $   33,592                  -                  -


* From May 1, 1999 through December 31, 2003, Putnam Investment Management, LLC served as sub-adviser of the Aggressive Growth Fund and its predecessor fund.

** From June 8, 1987 through December 31, 2003, Putnam Investment Management,
   LLC served as sub-adviser of the Global Asset Allocation Fund and its predecessor fund.


*** The Fund commenced operations on May 3, 2005.



Service marks. The service mark for the funds and the name Lincoln have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment adviser of the funds.

In the prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Janus will be used with the Capital Appreciation Fund, Mercury Advisors will be used with the Growth Fund and Growth Opportunities Fund, Mondrian Investment Partners Limited will be used with the International Fund, Salomon Brothers Asset Management will be used with the Core Fund, T. Rowe Price will be used with the Aggressive Growth Fund, UBS Global AM will be used with the Global Asset Allocation Fund and Wilshire Associates will be used with the Profile Funds. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular fund it advises.


Fund Expenses. Expenses specifically assumed by each fund under its advisory agreement include, among others, compensation and expenses of the members of the fund's board of trustees who are not interested persons of the fund; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.


Proxy Voting Policies and Procedures. With the exception of the Lincoln Profile Funds, the board of trustees has delegated to each Fund's adviser or sub-adviser, as appropriate, responsibility for voting any proxies relating to portfolio securities held by the Fund in


                                                                              27

accordance with the adviser's or sub-adviser's proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed by the Funds, the adviser and the sub-advisers on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.

With respect to the Profile Funds (which are each a fund of funds), these Funds will vote the shares in the same proportion as the vote of all other holders of shares of the underlying fund, as described in Section 12(d)(1)(E)(iii)(aa) of the 1940 Act. This type of proxy voting structure is commonly referred to as "echo voting".

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by call 1-800-4LINCOLN (454-6265); and (2) on the SEC's website at http:// www.sec.gov.

28

Portfolio Managers
The following provides information regarding each portfolio managers' other accounts managed, material conflicts of interests, compensation, and any ownership of securities in a fund. Each portfolio manager or team member is referred to in this section as a "portfolio manager." The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.


Other Accounts Managed


The following table provides information about other accounts for which each portfolio manager was primarily responsible as of December 31, 2005:





                                                             Registered
                                                        Investment Companies
                                                 -----------------------------------
                                                  Number of        Total Assets* in
Adviser/Sub-Adviser and Portfolio Manager          Accounts          the Accounts
-------------------------------------------      -----------      ------------------
Delaware Management
Christopher Adams .........................            7                 3,800
Christopher Beck ..........................            5                 2,600
Ryan Brist ................................            9                 3,700
Michael Hughes ............................            5                 2,600
Kent Madden ...............................            5                 2,600
Jil Schoeff Lindholm ......................            0                     0
Francis Morris ............................            7                 3,800
Michael Morris ............................            7                 3,800
Donald Padilla ............................            7                 3,800
Fidelity Management & Research
Stephen Dufour ............................            5                13,420
Janus Capital Management
Edward Keely ..............................            2                 2,814
Mercury Advisors
Robert Doll ...............................           17                 8,917
Ronald Zibelli ............................            1                   419
Mondrian Investment Partners
Elizabeth Desmond .........................           13                 4,646
Clive Gillmore ............................            9                 6,112
Emma Lewis ................................            9                 5,032
Salomon Brothers Asset Management
Harry Cohen ...............................            5                 7,400
Scott Glasser .............................            6                 8,700
T. Rowe Price Associates
Donald J. Peters ..........................           15                 2,930
UBS Global Asset Management
Brian Singer ..............................            7                 6,838
Wilshire Associates
Chip Castile ..............................            0                     0
Victor Zhang ..............................            0                     0



                                                            Other Pooled
                                                         Investment Vehicles                        Other Accounts
                                                 -----------------------------------      ----------------------------------
                                                  Number of        Total Assets* in        Number of        Total Assets* in
Adviser/Sub-Adviser and Portfolio Manager          Accounts          the Accounts           Accounts          the Accounts
-------------------------------------------      -----------      ------------------      -----------      -----------------
Delaware Management
Christopher Adams .........................            2                    11                   17              1,600
Christopher Beck ..........................            1                     1                    2                205
Ryan Brist ................................            0                     0                   36              5,200
Michael Hughes ............................            1                     1                    2                205
Kent Madden ...............................            1                     1                    2                205
Jil Schoeff Lindholm ......................            0                     0                    1                688
Francis Morris ............................            2                    11                   17              1,600
Michael Morris ............................            2                    11                   17              1,600
Donald Padilla ............................            2                    11                   17              1,600
Fidelity Management & Research
Stephen Dufour ............................            1                   298                    2                166
Janus Capital Management
Edward Keely ..............................            0                     0                    7                511
Mercury Advisors
Robert Doll ...............................            4                   818                    6              4,683
Ronald Zibelli ............................            6                   574                    2                116
Mondrian Investment Partners
Elizabeth Desmond .........................            1                 1,991                   18              7,275
Clive Gillmore ............................            1                 1,470                   21              3,634
Emma Lewis ................................            0                     0                    3                873
Salomon Brothers Asset Management
Harry Cohen ...............................            1                    10               34,950              6,300
Scott Glasser .............................            1                    10               34,280              4,000
T. Rowe Price Associates
Donald J. Peters ..........................            0                     0                   30              1,785
UBS Global Asset Management
Brian Singer ..............................           10                 6,721                   26              2,350
Wilshire Associates
Chip Castile ..............................            0                     0                    0                  0
Victor Zhang ..............................            0                     0                    0                  0


                                 * in millions of dollars

                                                                              29

Other Accounts Managed with Performance-Based Advisory Fees


The following table provides information for other accounts managed by each portfolio manager, with respect to which the advisory fee is based on account performance. Information is shown as of December 31, 2005:





                                                        Number of Accounts
Adviser/Sub-Adviser and Portfolio Managers             With Incentive Fees         Total Assets
------------------------------------------------      ---------------------      ---------------
Delaware Management Company (Francis X.                        0                       0
 Morris, Christopher S. Adams, Michael S.
 Morris, Donald G. Padilla)
Delaware Management Company (Ryan                     1 (other)                  $400,000,000
 Brist)
Delaware Management Company                                    0                       0
 (Christopher Beck, Michael Hughes, Kent
 Madden)
Fidelity Management & Research Company                         0                       0
 (Stephen DuFour)
Janus Capital Management LLC - Edward                          0                       0
 Keely
Mercury Advisors (Robert C. Doll, Jr., Ronald                  0                       0
 J. Zibelli)
Mondrian Investment Partners Ltd. (Clive A.                    0                       0
 Gillmore, Elizabeth A. Desmond, Emma R.
 E. Lewis)
Salomon Brothers Asset Management Inc                          0                       0
 (Harry D. "Hersh" Cohen, Scott K. Glasser)
T. Rowe Price Associates (Donald J. Peters)                    0                       0
UBS Global Asset Management (Americas)                         0                       0
 Inc. (Brian D. Singer)
Wilshire Associates Inc. (Chip Castile, Victor                 0                       0
 Zhang)



Material Conflicts of Interest


Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Lincoln VIP fund may be presented with the following potential conflicts:

Delaware Management Company ("DMC") (Bond Fund, Growth and Income Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunities Fund)


Certain other accounts may at times place trades that are in direct conflict with the investment strategies and trades of other accounts. This conflict of interest may cause the market prices of the securities held by the other accounts to be adversely affected. This may occur for instance, when DMC places conflicting buy and sell orders in the same security. This presents a conflict of interest which potentially could disadvantage other accounts of DMC. DMC endeavors to invest in initial public offerings of equity securities ("IPO") in a manner that is fair and reasonable for all its clients.

DMC may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if it is believed that joint execution is in the best interest of each participant and will result in best execution. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts. Although it is recognized that, in some cases, joint execution of orders and/or random allocation of small orders could adversely affect the price or volume of the security that a particular account may obtain, it is the opinion of DMC that the advantages of combined orders or random allocation based on size outweigh the possible disadvantages of separate transactions.

Fidelity Management & Research Company ("Fidelity") (Equity-Income Fund)


The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of


30


interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund's Code of Ethics.


Janus Capital Management LLC ("Janus") (Capital Appreciation Fund)


The portfolio manager for the Capital Appreciation Fund may manage other accounts with investment strategies similar to the fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.


Mercury Advisor ("Mercury") (Growth Fund, Growth Opportunities Fund)

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:


Certain investments may be appropriate for the funds and also for other clients advised by Mercury and its affiliates, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of Mercury and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a fund may differ from the results achieved by other clients of Mercury and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Mercury to be equitable to each. Mercury will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of Mercury and its affiliates in the interest of achieving the most favorable net results to the fund.


To the extent that each fund's portfolio management team has responsibilities for managing accounts in addition to the funds, a portfolio manager will need to divide his time and attention among relevant accounts.


In some cases, a real, potential or apparent conflict may also arise where (i) Mercury may have an incentive, such as performance based fee, in managing one account and not with respect to other accounts it managers or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.


Mondrian Investment Partners Limited ("Mondrian") (International Fund)


Mondrian does not foresee any material conflicts of interest that may arise in the management of the fund and any other accounts managed with similar investment guidelines.

Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities together with a summary of Mondrian's policy in that area:

1. Dealing in investments as Principal and the Provision of Seed Capital

Mondrian generally does not trade for its own account. However, two Mondrian affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

2. Dealing in investments as agent for more than one party

Mondrian manages portfolios for other clients. The key potential conflicts of interest that arise where a firm manages multiple client portfolios are addressed through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.



                                                                              31


3. Allocation of Investment Opportunities

Mondrian's policy requires that investment opportunities should be allocated among clients in an equitable manner. For equity portfolios Mondrian makes stock selection decisions at committee level. Those stocks identified as investment opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. For bond portfolios investment decisions are also committee based, and all bond portfolios governed by the same or a similar mandate are structured in the same way. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to requirements of individual client mandates. Clients with performance-based fees shall be allocated investment opportunities in the same way as clients whose fees are not performance-based.

4. Allocation of Aggregated Trades

Mondrian's policy requires that all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed. However where such allocation would create a material adverse effect on a client an adjustment may be made to the allocation. Where such adjustment is considered appropriate, Mondrian's normal policy will be to adopt a random method of allocation between clients achieved through an automated process. Such allocations should not conflict with any instructions a client may have issued, or with any limitations placed on the degree of discretion the Portfolio Manager has to act on behalf of the client.

5. Soft Dollar Arrangements

Mondrian does not have any soft dollar arrangements in place with brokers. Mondrian primarily uses client brokerage commissions to pay for the execution of transactions in the client portfolio. As part of that execution service, brokers typically provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Such services may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and may or may not be used, or used exclusively, with respect to the account generating the brokerage.

6. Dual Agency/Cross Trade

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. Mondrian may from time to time act as agent for both parties with respect to transactions in investments. If Mondrian proposes to act in such capacity the Portfolio Manager will first: (a) obtain approval from the Chief Compliance Officer; and (b) inform the client of the capacity in which Mondrian is acting.

7. Transacting client trades with an affiliated broker

Mondrian does not have any affiliated brokers.

8. Fees

Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, these accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements (see 4. above).

9. Pricing and Valuation

To avoid the potential conflict of interest inherent in every valuation where the fund manager is compensated on asset size and/or portfolio performance. Mondrian has adopted and approved policies and procedures specifically identifying the pricing source to be used for specific security types.

10. Proxy Voting

Mondrian votes proxies for a number of its clients. Mondrian has a Proxy Voting Policy and Guidelines which details the process it follows to ensure that potential conflicts of interest are correctly managed when exercising that authority.

11. Directorship and External Appointments

Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Managing Director. The Chief Compliance Officer must be informed of all such appointments and changes.

12. Employee Personal Dealings


32


Mondrian has arrangements in place to ensure that none of its directors, officers or employees effects any transaction on their own account which conflicts with client interests. These individuals are also prohibited from procuring any other person to enter into such a transaction (except in the proper course of their employment). For the purposes of clarity, this will include, but is not limited to, anyone connected with that individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian client) such that the individual has influence over that person's judgement as to how to invest his property or exercises any rights attaching to his investments. Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

13. Gifts and Hospitality (received)

In the normal course of business Mondrian employees may receive gifts and hospitality from third parties e.g. brokers and other service providers. Mondrian has a policy which requires that all gifts and hospitality received are reported to the Chief Compliance Officer (any items in excess of 100 pounds require pre-approval).

14. Gifts and Hospitality (given)

In the normal course of business Mondrian employees may provide gifts and hospitality to third parties. Any such expenditure in excess of 200 pounds requires the approval of Mondrian's Managing Director and is reported to the Chief Compliance Officer.

15. Compensation

Mondrian's compensation arrangements are designed to attract and retain high caliber staff. The compensation structure does not provide incentives for any member of the staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not "star managed" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

16. Chief Compliance Officer Independent Reporting Lines

Mondrian's Chief Compliance Officer ("COO") reports to the Chief Operating Officer on a day to day basis. In order to ensure that the COO has independent access to other senior staff, the COO also has a formal reporting line to the Chief Executive Officer and the non-executive director who is the Chairman of the Mondrian Compliance Committee.

Salomon Brothers Asset Management ("SBAM") (Core Fund)

Material conflicts of interest may arise when a fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers for the Core Fund:

These potential conflicts include:


Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.


                                                                              33


Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.


T. Rowe Price ("T. Rowe Price") (Aggressive Growth Fund)


Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation" in Appendix C, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

UBS Global Asset Management (Americas) Inc. ("UBS") (Global Asset Allocation
Fund)

The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the apporpriate model portfolio, including where possible, those accounts that have specific invetment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflict of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an alloction or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS has adopted a Code of Ethics that govern such trading, but there is no assurance that the Codes will adequately address all such conflicts.


Wilshire Associates Incorporated ("Wilshire") (Lincoln Profile Funds - Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund, Aggressive Profile Fund)


Wilshire has a comprehensive compliance effort that is run independent of Wilshire Funds Management and both Mr. Castille and Mr. Zhang remain in accordance with all policies and procedures governing conflicts of interest. However, the management of personal and other accounts by a portfolio manager may give rise to potential conflicts of interest, and although Wilshire has a Code of Ethics that govern such trading, there is no assurance that the Code will adequately address all such conflicts.



Compensation Structures and Methods

Information regarding each portfolio manager's compensation is attached hereto as Appendix C.


Beneficial Interest of Portfolio Managers

Information regarding securities of each Lincoln VIP fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own securities of a fund. In addition, although the level of a portfolio manager's securities ownership may be an indicator of his or her confidence in the portfolio's investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable portfolio's performance.


As of the funds' fiscal year ended, December 31, 2005 no portfolio manager of any fund beneficially owned securities of any fund.


34

Administration Agreement
The funds have entered into an Administration Agreement (the Administration Agreement) with Lincoln National Life Insurance Company (Lincoln Life), pursuant to which Lincoln Life provides various administrative services necessary for the operation of the funds. These services include, among others: coordination of all service providers; providing personnel and office space; maintenance of each fund's books and records; general accounting monitoring and oversight; preparation of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating the filing of all materials with the SEC and other federal and state regulatory authorities. As compensation for providing these administrative services, each fund pays Lincoln Life an annual fee of $25,000 (effective 1/1/2005) plus the cost of certain support services provided to the funds such as legal and corporate secretary services.



Accounting Agreement
The funds have entered into an accounting services agreement (the Accounting Agreement) with Delaware Management Holdings, Inc., Delaware Service Company, Inc. (collectively "Delaware"), and Lincoln Life pursuant to which Delaware provides certain accounting services for the funds. Delaware and Lincoln Life are affiliates of the funds' adviser. Lincoln Life also serves as the funds' administrator. Services provided under the Accounting Agreement include, among others, the calculation and communication of the daily net asset values of each fund's shares, the determination of distributions to shareholders, and the resolution of daily pricing and custody discrepancies. For these services, the funds pay Delaware at the annual fee rates set forth in the following table. The fees are payable on a monthly basis.



Fund                                               Annual Rate as a Percent of Average Daily Net Assets
---------------------------------------------      -----------------------------------------------------
         Aggressive Growth Fund .............      $65,000 on the first $100 million or minimum;
         Bond Fund ..........................      0.0375% over $100 million to $500 million;
         Capital Appreciation Fund ..........      0.0350% over $500 million to $1 billion;
         Core Fund ..........................      0.0300% over $1 billion to $5 billion;
         Equity-Income Fund .................      0.0250% over $5 billion to $8 billion;
         Growth Fund ........................      0.0200% over $8 billion to $10 billion; and
         Growth and Income Fund .............      0.0100% over $10 billion.
         Growth Opportunities Fund ..........
         Managed Fund .......................
         Money Market Fund ..................
         Social Awareness Fund ..............
         Special Opportunities Fund .........

         Global Asset Allocation Fund .......      $100,000 on the first $100 million or minimum;
                                                   0.0700% over $100 million to $500 million;
                                                   0.0650% over $500 million to $1 billion;
                                                   0.0600% over $1 billion to $5 billion;
                                                   0.0550% over $5 billion to $8 billion;
                                                   0.0400% over $8 billion to $10 billion; and
                                                   0.0300% over $10 billion.

         International Fund                        $87,000 on the first $100 million or minimum;
                                                   0.0600% over $100 million to $5 billion;
                                                   0.0550% over $5 billion to $8 billion;
                                                   0.0400% over $8 billion to $10 billion; and
                                                   0.0300% over $10 billion.

         Profile Funds ......................      $43,000 minimum


Code of Ethics
The Trust, DMC and the sub-advisers have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The board of trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of DMC and the sub-advisers who regularly have access to information about securities purchase for the funds, to invest in securities for their own accounts. This could include securities that may be purchased by funds. The


                                                                              35

codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Trust's Code of Ethics requires reporting to the board of trustees on compliance violations.



Description of Shares
The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust's Certificate of Trust is on file with the Secretary of State of Delaware. The Trust's Declaration of Trust authorizes the board of trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust consists of eighteen funds organized as separate series of shares. The Declaration of Trust authorizes the board of trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.

Each fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee. The Trust's 12b-1 plan allows each fund to pay distribution fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The 12b-1 plan for the Service Class is discussed in the "Rule 12b-1 Plan" section of this SAI.

Each fund's shares (all classes) have no subscriptive or preemptive rights and only such conversion or exchange rights as the board of trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution, subject to any differential class expenses.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of that fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual funds.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the board of trustees will call a meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of the trustees then holding office have been elected by shareholders.




Control Persons and Principal Holders of Securities
Each fund sells its shares of beneficial interest directly or indirectly to certain life insurance companies (Insurance Companies) for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, Variable Contract). These Insurance Companies include (1) The Lincoln National Life Insurance Company (Lincoln Life), an Indiana insurance company, at 1300 South Clinton Street, Fort Wayne, IN 46802, and (2) except for the Special Opportunities Fund, Lincoln Life & Annuity Company of New York (Lincoln New
York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802. As stated in the prospectus for the relevant Variable Contracts, Lincoln Life and Lincoln New York provide to contract owners of the Variable Contracts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law.

The funds may sell their shares directly to the Lincoln Profile Funds (each, a fund of funds), the shares of which are owned by the Insurance Companies. The Lincoln Profile Funds, at 1300 South Clinton Street, Fort Wayne, IN 46802, are each series of Lincoln Variable Insurance Products Trust, a Delaware statutory trust. The Lincoln Profile Funds will vote shares of funds that they hold in the same proportion as the vote of all other holders of shares of such fund, as is described by Section 12(d)(1)(E)(iii)(aa) of the 1940 Act.



36


25% Plus Record Holders

As of December 31, 2005, the following entities held of record more than 25% of each fund's outstanding shares as noted below:



                                                   Total Share Ownership
Fund and Shareholder                              ----------------------
  Aggressive Growth Fund
  Lincoln Life .............................               91.26%

  Bond Fund
  Lincoln Life .............................               94.83%

  Capital Appreciation Fund
  Lincoln Life .............................               99.71%

  Core Fund
  Moderate Profile Fund ....................               38.85%
  Moderately Aggressive Profile Fund .......               38.84%

  Equity-Income Fund
  Lincoln Life .............................               99.97%

  Global Asset Allocation Fund
  Lincoln Life .............................               99.69%

  Growth Fund
  Moderate Profile Fund ....................               40.83%
  Moderately Aggressive Profile Fund .......               26.01%

  Growth Opportunities Fund
  Lincoln Life .............................               86.06%

  International Fund
  Lincoln Life .............................               93.32%

  Managed Fund
  Lincoln Life .............................               93.32%

  Money Market Fund
  Lincoln Life .............................               93.64%

  Social Awareness Fund
  Lincoln Life .............................               99.27%

  Special Opportunities Fund
  Lincoln Life .............................                 100%



5% Plus Record Holders

As of December 31, 2005, the shareholders listed below held of record 5% or more of a class of a fund's outstanding shares




                                                 Share Ownership
Fund / Shareholder - Share Class                ----------------
  Aggressive Growth Fund
  Lincoln Life - Standard Class ..........            91.10%
  Lincoln Life - Service Class ...........            98.14%

  Bond Fund
  Lincoln Life - Standard Class ..........            95.06%
  Lincoln Life - Service Class ...........            94.19%
  Lincoln New York - Service Class .......             5.81%

  Capital Appreciation


                                                                              37



                                                                 Share Ownership
Fund / Shareholder - Share Class                                ----------------
  Lincoln Life - Standard Class ..........................            99.76%
  Lincoln Life - Service Class ...........................            97.58%

  Core Fund
  Moderate Profile Fund - Standard Class .................            41.07%
  Moderately Aggressive Profile Fund - Standard Class ....            41.06%
  Aggressive Profile Fund - Standard Class ...............            12.13%
  Lincoln Life - Service Class ...........................            95.08%

  Equity-Income Fund
  Lincoln Life - Standard Class ..........................            99.99%
  Lincoln Life - Service Class ...........................            97.62%

  Global Asset Allocation Fund
  Lincoln Life - Standard Class ..........................            99.79%
  Lincoln Life - Service Class ...........................            96.99%

  Growth Fund
  Conservative Profile Fund - Standard Class .............             8.54%
  Moderate Profile Fund - Standard Class .................            48.76%
  Moderately Aggressive Profile Fund - Standard Class ....            31.06%
  Aggressive Profile Fund - Standard Class ...............            11.05%
  Lincoln Life - Service Class ...........................              100%

  Growth and Income Fund
  Lincoln Life - Standard Class ..........................            99.81%
  Lincoln Life - Service Class ...........................            93.40%
  Lincoln New York - Service Class .......................             6.60%

  Growth Opportunities Fund
  Aggressive Profile Fund - Standard Class ...............            92.25%
  Lincoln Life - Standard Class ..........................             6.62%
  Lincoln Life - Service Class ...........................            94.08%
  Lincoln New York - Service Class .......................             5.92%

  International Fund
  Lincoln Life - Standard Class ..........................            93.04%
  Lincoln Life - Service Class ...........................            94.57%
  Lincoln New York - Service Class .......................             5.43%

  Managed Fund
  Lincoln Life - Standard Class ..........................            99.97%
  Lincoln Life - Service Class ...........................              100%

  Money Market Fund
  Lincoln Life - Standard Class ..........................            93.51%
  Lincoln New York - Standard Class ......................             6.49%
  Lincoln Life - Service Class ...........................            94.16%
  Lincoln New York - Service Class .......................             5.84%

  Social Awareness Fund
  Lincoln Life - Standard Class ..........................            99.49%
  Lincoln Life - Service Class ...........................            96.00%

  Special Opportunities Fund
  Lincoln Life - Standard Class ..........................              100%
  Lincoln Life - Service Class ...........................              100%


38



                                                  Share Ownership
Fund / Shareholder - Share Class                 ----------------

  Conservative Fund
  Lincoln Life - Standard Class ...........            99.37%
  Lincoln Life - Service Class ............            97.34%

  Moderate Profile Fund
  Lincoln Life - Standard Class ...........            98.87%
  Lincoln Life - Service Class ............            92.18%
  Lincoln New York - Service Class ........             7.82%

  Moderately Aggressive Profile Fund
  Lincoln Life - Standard Class ...........            92.52%
  Lincoln New York - Standard Class .......             7.48%
  Lincoln Life - Service Class ............            96.41%

  Aggressive Profile Fund
  Lincoln Life - Standard Class ...........            98.93%
  Lincoln Life - Service Class ............            98.46%



Rule 12b-1 Plan

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (the Plan) for the Service Class of shares of each fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay the Insurance Companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or Variable Contracts offering Service Class shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.

Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay Insurance Companies, dealers or others for, among other things: service fees as defined under NASD rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract may require; or maintaining customer accounts and records.

For the noted services, the Plan authorizes each fund to pay to Insurance Companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the Service Class shares of such Fund, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%. The Plan Fee may be adjusted by the Trust's board of trustees from time to time. The Plan may not limit Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from Plan Fees in any particular year.

No "interested person" or independent trustee of a fund had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The trustees of the Trust, including a majority of the independent trustees, have determined that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each fund and contract owners of the Service Class of each fund. Each year, the Trustees must make this determination for the Plan to be continued.


For the fiscal year ended December 31, 2005, the total amount of distribution related expenses paid by the Service Class shares of the funds was approximately $1,463,900. For the fiscal year ended December 31, 2005, the distribution related expenses paid by the Service Class under the Plan were used for compensation to broker-dealers and sales personnel and for printing and mailing of prospectuses to other than current shareholders.



Revenue Sharing
DMC and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD"), and/or the funds' sub-advisers may pay compensation at their own expense, including the profits from the advisory fees DMC receives from the funds or the sub-advisory fees the sub-advisers receive from DMC, to affiliated or unaffiliated brokers, dealers or other financial intermediaries ("financial intermediaries") in connection with the sale or retention of fund shares or the sales of insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). For example, LFD may pay additional compensation to financial intermediaries for various purposes,



                                                                              39


including, but not limited to, promoting the sale of fund shares and the products that include the fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the funds. The additional payments may be based on factors, including level of sales, the funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.

A significant purpose of these payments is to increase sales of the funds' shares and the products that contain the funds. DMC and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired thorugh the sale of insurance products through such intermediaries.




Valuation of Portfolio Securities

A fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. In addition to the disclosure in the funds' prospectus under the "Net Asset Value" section, the value of a fund's investments is determined as follows.


Short-term Investments. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

Options Trading. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

Futures Contracts and Options. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

Foreign Securities. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.

However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund.



Portfolio Holdings Disclosure

The Trust's board of trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a fund's portfolio securities is in the best interests of fund shareholders. In accordance with these policies and procedures, a Trust vice president or the vice president's designees will make shareholders reports or other regulatory filings containing a fund's portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the fund's shares, and affiliated persons of the fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.

A Trust vice president or the vice president's designees may provide a fund's top-ten holdings immediately after each quarter-end to Lincoln Life and other insurance companies who include the funds in their products ("Insurance Companies"). All Insurance Companies must sign a confidentiality agreement acknowledging that any nonpublic portfolio information will be kept strictly confidential and that the nonpublic portfolio information is proprietary information of the funds. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.

A vice president of the Trust or the vice president's designees may provide other portfolio holdings information 30 days following the end of each quarter to the Insurance Companies. All Insurance Companies must sign a confidentiality agreement acknowledging that any non-public portfolio information will be kept strictly confidential and that the non-public information is proprietary information of the funds. The Insurance Companies will distribute shareholder reports (annual and semi-annual) containing the portfolio holdings of the funds to contract owners in accordance with applicable laws and regulations. The Insurance Companies may make the portfolio information publicly available (including via website posting) 45 days after the end of the quarter.



40


A Trust vice president or the vice president's designees may also provide holdings information 30 days following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including but not limited to independent rating and ranking organizations, which conduct market analyses of the fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement acknowledging that the non-public information will be kept strictly confidential and that the non-public portfolio information is proprietary information of the funds. These parties may disseminate the portfolio holdings information 60 days following the end of the quarter, which is after the SEC filings are made. These third parties presently are Anerich Massina & Associates and Ibbotson Associates.

A Trust vice president or the vice president's designees may provide, at any time, portfolio holdings information to: (a) fund service providers and affiliates, such as the funds' investment adviser, sub-advisers, custodian and auditor, to the extent necessary to perform services for the funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract. or fiduciary obligations.

The funds will disclose their portfolio holdings in public SEC filings. The Trust's board of trustees also may, on a case-by-case basis, authorize disclosure of the funds' portfolio holdings, provided that, in its judgement, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.

Neither the funds, their investment adviser nor any affiliate receive any compensation or consideration in connection with the disclosure of the funds' portfolio holdings information.

Fund management is responsible for ensuring appropriate disclosure is made regarding these procedures in the funds' prospectus and/or SAI.

The Trust's board of trustees exercises oversight of these policies and procedures. In this regard, fund managment will inform the trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of fund shareholders. The officers will consider any possible conflicts between the interest of fund shareholders, on the one hand, and those of the funds' investment adviser and other fund affiliates, on the other. Moreover, the funds' chief compliance officer will address the operation of the funds' procedures in the annual compliance report to the board and will recommend any remedial changes to the procedures.




Purchase and Redemption Information
Shares of a fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed by such investors only through variable annuity contracts or variable life contracts offered by Lincoln Life. Shares of the funds may also be purchased by the Lincoln Profile Funds, which invest their assets in other mutual funds. The offering price of each fund's shares is equal to its net asset value per share.

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.



Custodian and Transfer Agent

All securities, cash and other similar assets of the funds are currently held in custody by Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania 15258.


The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the funds proxies, proxy statements, etc.

Lincoln Life performs the dividend and transfer agent functions for each fund.



Independent Registered Public Accounting Firm

The board of trustees has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to serve as the Independent Registered Public Accounting Firm for the fund. In addition to the audits of the financial statements of the funds, other services provided include review and consultation connected with filings of annual reports and registration statements with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit Committee.



                                                                              41

Financial Statements

The audited financial statements and the reports of Ernst & Young LLP are incorporated by reference to each fund's 2005 annual report. We will provide a copy of each fund's annual report on request and without charge. Either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (454-6265).




Taxes
Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986 (the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

Each fund also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Failure by a fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a fund to qualify as a regulated investment company would also subject a fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

Since the only shareholders of the funds will be Lincoln Life and LNY, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.


42

APPENDIX A

Bond and Commercial Paper Ratings
Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.


Moody's Investors Service, Inc.

Aaa-Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


Standard & Poor's Corp.

AAA-This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


                                                                              43

Moody's Investors Service, Inc.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1-Highest Quality;

Prime 2-Higher Quality;

Prime 3-High Quality.

(The funds will not invest in commercial paper rated Prime 3).


Standard & Poor's Corp.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A-Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.


44

APPENDIX B

Delaware Management Company
The Fund has formally delegated to its investment adviser, Delaware Management Company (the "Adviser"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Commission's website at http://www.sec.gov.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

Because the Fund has delegated proxy voting to the Adviser, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.


Fidelity Management & Research Company

General Principals

Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

Non-routine proposals will generally be voted in accordance with the guidelines.

Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.


                                                                              45

Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

Definitions

Large capitalization company - a company included in the Russell 1000 stock index.

Small capitalization company - a company not included in the Russell 1000 stock index.

Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

Poison Pill Plan - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

Sunset provision - a condition in a charter or plan that specifies an expiration date.

Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

Directors

Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority on the election of directors if:

1) An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

    With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

     o The poison pill includes a sunset provision of less than 5 years;

     o The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

     o Shareholder approval is required to reinstate the poison pill upon expiration.

    FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2) The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

3) Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.


4) The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultant.

5) The company made a commitment to FMR to resolve an agenda item that was inconsistent with FMR's guidelines and management of the company has failed to act on that commitment.



46


Indemnification


FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.


Majority Director Elections

FMR will generally vote against shareholder proposals calling for a company to adopt a simple majority vote standard for the election of directors. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, the adoption of a simple majority vote standard appears reasonably likely to enhance shareholder returns and there are no risks to the ongoing operation of the company if adopted.

Compensation


Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

    1)a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

    2) In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

    However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

         The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

         The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

    3) The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

     4) The granting of awards to non-employee directors is subject to management discretion.

    5) In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

     1) The shares are granted by a compensation committee composed entirely of independent directors; and

    2) The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

Equity Exchanges and Repricing

FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

1) Whether the proposal excludes senior management and directors;

2) Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

                                                                              47

3) Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

4) The company's relative performance compared to other companies within the relevant industry or industries;

5) Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6) Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

Anti-Takeover Plans

FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

    1) The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

     2) The anti-takeover plan includes the following:

     o the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

     o the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

     o shareholder approval is required to reinstate the anti-takeover plan upon expiration;

    o the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

    o the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

     3) It is an anti-greenmail proposal that does not include other anti-takeover provisions.

     4) It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

Capital Structure / Incorporation

Increases in Common Stock

FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

48

Cumulative Voting Rights

FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

Auditors

FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

Other

Voting Process

FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.


Janus Capital Management LLC Proxy Voting

December 2004

Janus seeks to vote proxies in the best interests of if its clients.For any mutual fund advised or subadvised by Janus and for which Janus has proxy voting authority, Janus will vote all proxies pursuant to the Janus Proxy Voting Guidelines (the "Janus Guidelines").With respect to Janus' non-mutual fund clients, Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).Janus will only accept direction from its non-mutual fund clients to vote proxies for a client's account pursuant to 1) Janus' Proxy Voting Guidelines (the "Janus Guidelines") 2) the recommendations of Institutional Shareholder Services or3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

Proxy Voting Procedures

Janus developed the Janus Guidelines to influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages.The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests.Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers and Janus Capital's Chief Investment Officer for input.Once agreed upon, the recommendations are implemented as the Janus Guidelines.Janus portfolio managers are


                                                                              49

responsible for proxy votes on securities they own in the portfolios they manage.Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines.

The role of the Proxy Voting Committee is to work with Janus portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines.The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process.The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined.However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable and no material conflicts exist.If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies.The Proxy Voting Service also provides research and recommendations on proxy issues.Currently, the Proxy Voting Service is Institutional Shareholder Services (ISS), an industry expert in proxy voting issues and corporate governance matters.While Janus attempts to apply the Janus Guidelines to proxy proposals, Janus reserves the right to use ISS' in-depth analysis on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines.ISS is instructed to vote all proxies relating to portfolio securities in accordance with the Janus Guidelines, except as otherwise instructed by Janus.

Each Janus fund's proxy voting record for the one-year period ending each June 30this provided through Janus Capital's website.The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser.The proxy voting record for non-mutual fund clients is available on an annual basis and only upon request from a client's account representative. Copies of the complete Janus Guidelines and Procedures are also available upon request from a client's account representative and as otherwise displayed on Janus Capital's website (Janus.com).

Proxy Voting Policy Summary

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies.Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues

Janus reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service Provider. Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues

Janus will generally oppose proposals regarding supermajority voting rights.Janus will generally oppose proposals for different classes of stock with different voting rights.Janus will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline.Janus will generally abstain from voting on shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company.Janus will solicit additional research from its proxy voting service provider for proposals outside the scope of the Janus Guidelines.

(Revised December 2004)


Mercury Advisors

The Fund's Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of


50

proxies related to the portfolio securities in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interest of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Proxy Committee"). The Proxy Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from the Investment Adviser's legal department appointed by the Investment Adviser's General Counsel. The Proxy Committee's memebership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested, knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certan circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Proxy Committee may determine that the subject matter of recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases the Proxy Committee may not elect to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decsions made by such portfolio manager). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Proxy Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that is proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Proxy Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser, including investment companies for which the Investment Adviser provides investment advisory, administrative and/or other services (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Proxy Committee may pass the voting power to a subcommittee appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the


                                                                              51

subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio manager, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters whether the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Proxy Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company's Board of Directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Proxy Committee may look at a nominee's number of other directorships, history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.

Proposals related to the selection of an issuer's independent auditors. As a general matter, the Proxy Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the proprietary of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation's choice of auditor, in individual cases, the Proxy Committee may look at an auditor's history of representing stockholder interests as auditor of other companies, to the extent the Proxy Committee deems relevant.

Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that seem to be unreasonably dilutive.

Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.

Routine proposals related to requests regarding the formalities of corporate meetings.

Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Proxy Committee believes that a fund's Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the 1940 Act envisions will be approved directly by stockholders.

Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Proxy Committee believes that annual stockholder meetings are inappropriate forums for discussions of larger social issues, and opposes stockholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.


Mondrian Investment Partners Limited

The Fund has formally delegated to its investment adviser, Mondrian Investment Partners Ltd. (the "Adviser"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. The Adviser will vote proxies on behalf of the Fund pursuant


52

to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the Fund, ISS will create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis beginning no later than August 31, 2004. The Committee is responsible for overseeing ISS's proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

Because the Fund has delegated proxy voting to the Adviser, the Fund obviously does not encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. The Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with ISS's original recommendation.



Salomon Brothers Asset Management Inc, an indirect wholly-owned subsidiary of Legg Mason, Inc.


As an investment adviser to its clients, Citigroup Asset Management1 (CAM) has adopted Proxy Voting Policies and Procedures to seek to ensure that CAM votes proxies relating to the equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of


                                                                              53

the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM Social Awareness Investment team) may adopt voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.


In furtherance of CAM's goal to vote proxies in the best intererst of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interest and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM's compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant publicized non-CAM afffiliate relationship that CAM for prudential reasons treats as a potential conflict of interest becuase such relationhip might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Legg Mason and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.


CAM maintains a Proxy Voting Committee to review and address conflicts of interst brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because of CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a predetermined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.


1Citigroup Asset Management (CAM) comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, Citi Fund Management Inc. and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names CAM North America, LLC, Salomon Brothers Asset Managment Inc, Smith Barney Fund Managment LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. Citi Marks include, but are not limited to, "Citigroup Asset Managment," "Salomon Brothers Asset Management," and "CAM". All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management, Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.



T. Rowe Price Associates, Inc.

As an investment adviser to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.


Proxy Administration

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee is composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the chairperson of each fund's Investment Adviosry Committee is responsible for deciding and voting on the proxy proposals of companies in his or her fund. Because fund portfolio managers may have differences of opinion on portfolio companies and their proxies, or because their funds have different investment objectives, these factors among others, may lead to different votes


54

between funds on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee and the fund's Board of Directors or Trustees review T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines-many of which are consistent with ISS positions-T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.


Fiduciary Considerations

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, portfolio managers might refrain from voting if they or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.


Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.


T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:


Election of Directors


T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their committment to other boards.
T. Rowe Price also withholds votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.



Executive Compensation

The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options or to grant options at or below market prices.


Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.


Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.


Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that the potential for conflicts of interest is relatively low due to the client-focused nature of our investment management business. Nevertheless, we have adopted safeguards to ensure that our


                                                                              55

proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary dutities relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.


UBS Global Asset Management (Americas) Inc.

The proxy voting policy of UBS Global Asset Management ("UBS Global AM") is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.


56

APPENDIX C

Compensation Structures and Methodologies of Portfolio Managers

The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the funds' fiscal year ended December 31, 2005:



Delaware Management Company ("DMC") (Bond Fund, Growth and Income Fund, Managed Fund, Money Market Fund, Social Awareness Fund, Special Opportunties Fund)


Each portfolio manager's compensation consists of the following:

Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry benchmarking data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus. Each named portfolio manager is eligible to receive an annual bonus. The amount available in the bonus pool is based on the management team's revenue minus any direct expenses (expenses associated with product and investment management team). The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

Deferred Compensation. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan. Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. Stock Option Plan, an unqualified plan, or may be awarded performance shares in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority.

In 1997, Lincoln National Corporation established an equity compensation plan under which certain employees were awarded options to purchase common shares in Lincoln National Corporation and other similar equity-based compensation, including performance shares. Employees participating in the equity compensation plan were required to forfeit the right to participate in the Delaware Investments U.S., Inc., stock option plan. Under the plan, managers are required to allocate equity compensation awards among employees according to certain limited percentages. The performance shares have a three-year vesting schedule and the amount received under the performance shares is a function of Lincoln's share price at the time of vesting relative to the target price set at the time of issuance of the shares. Equity compensation awards are issued from time to time by Delaware in its full discretion.

Other Compensation. Portfolio managers may also participate in benefit plans and programs available generally to all employees.



Fidelity Management & Research Company ("Fidelity") (Equity-Income Fund)


Stephen Dufour is the portfolio manager of Equity Income Fund and receives compensation for his services. As of December 31, 2005, portfolio manager compensation generally consisted of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager's bonus is based on several components. The primary components of the portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and accounts(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to five years for the comparison to a Lipper peer group. A smaller subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the Russell 1000 Value Index, and the fund's pre-tax investment performance within the



                                                                              57


Lipper Equity Income Objective. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts manged by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund's Code of Ethics.



Janus Capital Management LLC ("Janus") (Capital Appreciation Fund)


The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additonal amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsiblitly (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensaiton available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Liper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Fund's peer performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manger if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer groups for compensation purposes are the Large-Cap Growth Funds and the Multi-Cap Growth Funds.



Mercury Advisors ("Mercury") (Growth Fund, Growth Opportunities Fund)

Portfolio Manager Compensation


The manager compensation program of Merrill Lynch Invetment Managers, L.P. and its affiliates (collectively, "MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.


Policies and Procedures

Compensation Program

58


The elements of total compensation for MLIM portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate-both up and down-with the relative investment performance of the portfolios that they manage.


Base Salary

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.


(Growth Fund) To that end, the portfolio manager incentive compensation is derived based on the portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial performance of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles and Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by the MLIM management.

(Growth Opportunities Fund) To that end, the portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio compensation program includes: investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5- year performance periods and a measure of operation efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and integrity. All factors are considered collectively by MLIM management.

Cash Bonus


Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus


A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (the "Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

Other Compensation Programs

(Growth Opportunities Fund) Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.



                                                                              59


Mondrian Investment Partners Limited ("Mondrian") (International Fund)


Mondrian has the following programs in place to retain key investment staff:

1) Competitive Salary - All investment professionals are remunerated with a competitive base salary.

2) Profit Sharing Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).


3) Equity Ownership - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.



Salomon Brothers Asset Management ("SBAM") (Core Fund)

Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation.Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.


CAM has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team.The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-CAM investment managers and the teams pre-tax investment performance against the applicable product benchmark (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the firm, and 50% may be received in the firm of Legg Mason restricted stock shares.



T. Rowe Price Associates ("T. Rowe Price") (Aggressive Growth Fund)

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships.
Compensation is variable and is determined based on the following factors:

60

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds.It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.


UBS Global Asset Management (Americas) ("UBS") (Global Asset Allocation Fund)


The compensation received by portfolio managers includes a base salary and incentive compensation based on their personal performance.


Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

o Competitive salary, benchmarked to maintain competitive compensation opportunities.

o Annual bonus, tied to individual contributions and investment performance.

o UBS equity awards, promoting company-wide success and employee retention.

o Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.


Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients. A portion of each portfolio manager's bonus is based on the performance of each fund the portfolio manages as compared to the fund's broad-based index over a three-year rolling period.

UBS AG equity. Senior investment professionals, including each portfolio manager, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. We believe that this reinforces the critical importance of creating long-term business value, and also serves as an effective retention tool as the equity shares typically vest over a number of years.


Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.


Partnership Incentive Program (PIP).Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff. Each portfolio manager is eligible for this program.

Ownership of Securities. None of the portfolio managers own any shares of the Global Asset Allocation Fund.


                                                                              61

Wilshire Associates ("Wilshire") (Lincoln Profile Funds - Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund, Aggressive Profile Fund)


The manager's compensation is a salary and bonus. The salary is set each year and is commensurate with the contribution that the portfolio manager makes to his team, the investment process and to the overall success of the firm. A portion of the bonus portion is based on the performance of the funds management division and the company as a whole. Another portion of the bonus is based on the performance of the funds and the overall satisfaction of the client.

                           PART C - OTHER INFORMATION

Item 23 - Exhibits

(a) Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

(b) By-Laws of Lincoln Variable Insurance Products Trust filed herein as
     Exhibit 23(b).

(c) 1. By-Laws of Lincoln Variable Insurance Products Trust Articles II, VII and VIII incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

   2. Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust, Articles III, V, and VI incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) file on April 4, 2003.

(d) 1. a. Investment Management Agreement between the Lincoln Variable Insurance Products Trust and Delaware Management Company effecive May 1, 2003 and May 1, 2005 (as applicable) filed herein as Exhibit 23(d)(1)(a).

     b. Advisory Fee Waiver Agreement between Delaware Management Company and Equity-Income Fund effective May 1, 2005 incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

     c. Advisory Fee Waiver Agreement between Delaware Management Company and Capital Appreciation Fund effective May 1, 2005 incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

     d. Advisory Fee Waiver Agreement between Delaware Management Company and Aggressive Growth Fund effective October 1, 2005 filed herein as Exhibit 23(d)(1)(d).

   2. a. Sub-Advisory Agreement between Delaware Management Company and T.
      Rowe Price Associates, Inc. dated January 1, 2004 (Aggressive Growth
      Fund) incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

     b. Amendment dated October 1, 2005 to Sub-Advisory Agreement between Delaware Management and T. Rowe Price Associates, Inc. filed herein as
       Exhibit 23(d)(2)(b).

   3. a. Sub-Investment Management Agreement between Delaware Management Company and Janus Capital Management LLC dated April 30, 2003 (Capital Appreciation Fund) incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

     b. Amendment dated November 1, 2004 to Sub-Investment Management Agreement between Delaware Management Company and Janus Capital Management LLC incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

   4. Sub-Advisory Agreement between Delaware Management Company and Salomon Brothers Asset Management Inc. (Core Fund) dated March 1, 2006 filed herein as Exhibit 23(d)(4).

   5. a. Sub-Advisory Agreement between Delaware Management Company and Fidelity Management & Research Company (Equity-Income Fund) dated April 30, 2003 incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

     b. Sub-Subadvisory Agreement dated May 1, 2001 between FMR Co., Inc. and Fidelity Management & Research Company (Equity-Income Fund) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 33-70742) filed on January 15, 2003.

     c. Amendment dated May 1, 2005 to Sub-Advisory Agreement between Delaware Management Company and Fidelity Management & Research Company (Equity-Income Fund) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

   6. Sub-Advisory Agreement between Delaware Management Company and UBS Global Asset Management (Americas) Inc. dated January 1, 2004 (Global Asset Allocation Fund) incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

   7. Sub-Advisory Agreement between Delaware Management Company and Fund Asset Management L.P. (dba Mercury Advisors) (Growth Fund) dated May 1, 2005 filed herein as Exhibit 23(d)(7).

   8. Sub-Advisory Agreement between DMC and Fund Asset Management L.P. (dba Mercury Advisors) (Growth Opportunities Fund) dated May 1, 2005 filed herein as Exhibit 23(d)(8).

   9. Sub-Advisory Agreement between Delaware Management Company and Mondrian Investment Partners Limited dated December 1, 2004 (International Fund) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

   10. Sub-Advisory Agreement between Delaware Management Company and Wilshire Associates Incorporated (Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund, Aggressive Profile Fund) dated May 1, 2005 filed herein as Exhibit 23(d)(10).

(e) N/A

(f) N/A

(g) 1. Custody Agreement by and between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A. dated April 30, 2003 incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

   2. Amendment effective May 1, 2005 to Custody Agreement by and between Lincoln Variable Insurance Products Trust and Mellon Bank, N.A. filed herein as Exhibit 23(g)(2).

(h) 1. a. Form of Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 2-80741) filed on April 10, 2000.

     b. Amendment effective March 1, 1999 to the Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

     c. Amendment dated January 1, 2001 to the Services Agreement dated August 15, 1996 between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 33-70742) filed on January 15, 2003.

     d. Assignment and Assumption Agreement effective April 30, 2003 between Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc., and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

     e. Form of Amendment to Services Agreement between Delaware Management Holdings, Delaware Service Company, Inc. and The Lincoln National Life Insurance Company filed herein as Exhibit 23(h)(1)(e).

     f. Form of Amendment to Services Agreement between Delaware Management Holdings, Delaware Service Company, Inc. and The Lincoln National Life Insurance Company filed herein as Exhibit 23(h)(1)(f).

   2. Form of Trademark License Agreement between Lincoln National Corporation and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 33-70742) filed on January 15, 2003.

   3. a. Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust dated May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

     b. Amendment effective May 1, 2003 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

     c. Amendment effective May 1, 2005 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust filed herein as Exhibit 23(h)(3)(c).

     d. Amendment effective April 1, 2006 to Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust filed herein as Exhibit 23(h)(3)(d).

   4. a. Fund Participation Agreement between Lincoln Life & Annuity Company of New York and Lincoln Variable Insurance Products Trust dated May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

     b. Amendment dated May 1, 2004 to Fund Participation Agreement between Lincoln Life & Annuity Company of New York and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 18 (File 33-70742) filed on April 15, 2005.


     c. Amendment effective May 1, 2005 to Fund Participation Agreement between Lincoln Life & Annuity Company of New York and Lincoln Variable Insurance Products Trust filed herein as Exhibit 23(h)(4)(c).


                                      B-2

   5. a. Service Agreement between Delaware Management Company and The Lincoln National Life Insurance Company effective May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-70742) filed on April 7, 2004.

     b. Form of Amendment to Service Agreement between Delaware Management Company and The Lincoln National Life Insurance Company filed herein as
       Exhibit 23(h)(5)(b).

   6. a. Service Agreement between Delaware Management Company and Lincoln Life & Annuity Company of New York dated May 1, 2003 filed herein as
      Exhibit 23(h)(6)(a).

     b. Form of Amendment to Service Agreement between Delaware Management Company and Lincoln Life & Annuity Company of New York filed herein as
       Exhibit 23(h)(6)(b).

   7. Administration Agreement between Lincoln Variable Insurance Products Trust and The Lincoln National Life Insurance Company dated January 1, 2005 and May 1, 2005 (as applicable) filed herein as Exhibit 23(h)(7).

   8. Amended and Restated Expense Limitation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust effective May 1, 2006 filed herein as Exhibit 23(h)(8).

(i) Opinion of Counsel dated April 4, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

(j) Consent of Independent Registered Public Accounting Firm filed herein as
    Exhibit 23(j).

(k) N/A

(l) N/A

(m) 1. Service Class Distribution and Service Plan filed herein as Exhibit 23(m)(1).

   2. Distribution Agreement dated January 1, 2006 between Lincoln Variable Insurance Products Trust and The Lincoln National Life Insurance Company filed herein as Exhibit 23(m)(2).

   3. Distribution Agreement dated January 1, 2006 between Lincoln Variable Insurance Products Trust and Lincoln Life & Annuity Company of New York filed herein as Exhibit 23(m)(3).

(n) Multiple Class Plan dated February 24, 2003 and May 1, 2005 (as applicable) filed herein as Exhibit 23(n).

(o) N/A

(p) 1. Code of Ethics for Lincoln Variable Insurance Products Trust dated March 6, 2006 filed herein as Exhibit 23(p)(1).

     2. Code of Ethics for Delaware Investments effective March 1, 2006 filed herein as Exhibit 23(p)(2).

   3. Code of Ethics for T. Rowe Price Group, Inc. dated February 1, 2005 (Aggressive Growth Fund) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

     4. Code of Ethics for Janus Capital Group dated December 6, 2005 (Capital Appreciation Fund) filed herein as Exhibit 23(p)(4).

   5. Code of Ethics for Citigroup Asset Management - North America dated September 13, 2005 (Core Fund) filed herein as Exhibit 23(p)(5).

   6. Code of Ethics for Fidelity Investments dated January 1, 2005 (Equity-Income Fund) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

   7. Code of Ethics for UBS Global Asset Management dated September 6, 2004 (Global Asset Allocation Fund) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

   8. Code of Ethics for Merrill Lynch Investment Managers (Americas) dated January 2004 (Growth Fund, Growth Opportunities Fund) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

   9. Code of Ethics for Mondrian Investment Partners Limited dated September 1, 2005 (International Fund) filed herein as Exhibit 23(p)(9).

   10. Code of Ethics (Amended and Restated) for Wilshire Associates Incorporated dated January 2005 (Aggressive Profile Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-70742) filed on April 15, 2005.

(q) Power of Attorney effective March 6, 2006 filed herein as Exhibit 23(q).

(r) Organizational Chart of Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-4 (File No. 333-92298) on January 27, 2006.


                                      B-3

Item 24. Persons Controlled by or Under Common Control with Registrant

   See Management of the Funds and Purchase and Redemption of Fund Shares in the General Prospectus Disclosure forming Part A of this Registration Statement and Investment Adviser and Sub-Advisers in the Statement of Additional Information Disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, the shareholders of the Trust are The Lincoln National Life Insurance Company for its Variable Annuity Accounts, C, L, N, Q, T and W; for its Flexible Premium Variable Life Accounts D, G, K, M, R and S; and for its Separate Account 33; and Lincoln Life & Annuity Company of New York for its Variable Annuity Accounts L and N; for its Flexible Premium Variable Life Accounts M, R and S, and for its LNY Separate Account 401 for Group Annuities. The Lincoln Profile Funds (Aggressive Profile Fund, Conservative Profile Fund, Moderate Profile Fund, Moderately Aggressive Profile Fund) may also invest in other of the Trust's series of funds.

   No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit 23(r) to this Registration Statement.

Item 25. Indemnification

   As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940 and pursuant to Article VI of the Trust's By-Laws [Exhibit (b) to the Registration Statement], officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of the Trust, Section 3817 of Title 12, Part V, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public poilcy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

   The Registrant will purchase an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

   Section 9 of the Investment Management Agreement (Exhibit (d)(1)(a) to the Registration Statement) limits the liability of Delaware Management Company
   (DMC) to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by DMC of its respective obligations and duties under the agreement.

   The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of Investment Adviser

   Information pertaining to any business and other connections of Registrant's investment adviser, Delaware Management Company (DMC), is hereby incorporated by reference from the section captioned Management of the Funds in the General Prospectus Disclosure forming Part A of this Registration Statement, the section captioned Investment Adviser and Sub-Advisers in the Statement of Additional Information (SAI) Disclosure forming Part B of this Registration Statement, and Item 7 of Part II of Delaware Management Business Trust's (DMBT's) Form ADV filed separately with the Securities and Exchange Commission. Information pertaining to any business and other connections of Registrant's sub-advisers, T. Rowe Price Associates, Inc. (T. Rowe Price), Mondrian Investment Partners Limited (Mondrian), Janus Capital Management LLC (Janus), Fidelity Management & Research Co. (FMR), UBS Global Asset Management (Americas) Inc. (UBS), Salomon Brothers Asset Management Inc. (Salomon), Mercury Advisors (Mercury) and Wilshire Associates Incorporated (Wilshire) are incorporated by reference from the section captioned Management of the Funds of the General Prospectus Disclosure forming Part A of this Registration Statement and the section of the SAI Disclosure captioned Investment Adviser and Sub-Advisers forming Part B of this Registration Statement and Item 7 of
   Part II of the Form ADV of T. Rowe Price, Mondrian, Janus, FMR, UBS, Salomon, Mercury and Wilshire filed separately with the Securities and Exchange Commission.


                                      B-4

   The other businesses, profession, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of DMC, T. Rowe Price, Mondrian, Janus, FMR, UBS, Salomon, Mercury and Wilshire are hereby incorporated by reference respectively, from Schedules A and D of DMBT's Form ADV and from Schedules A and D of the Form ADV of T. Rowe Price, Mondrian, Janus, FMR, UBS, Salomon, Mercury and Wilshire.

Item 27. Principal Underwriters

     Not applicable.

Item 28. Location of Accounts and Records

   All accounts, books, and other documents required to be maintained by
   Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802; the investment adviser, Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 and sub-advisers T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; Janus Capital Management LLC, 100 Fillmore Street, Denver, Colorado 80206; Fidelity Management & Research Co., 82 Devonshire Street, Boston, Massachusetts 02109; UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606; Mondrian Investment Partners Limited, 80 Cheapside, London, England EC2V6EE, Salomon Brothers Asset Management Inc., 399 Park Avenue, New York, New York 10022; Mercury Advisors, P.O. Box 9011, Princeton, New Jersey 08543; Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401 and the Trust's custodian, Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania 15258. Also, accounts, books, and other documents are maintained by Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, pursuant to an accounting services agreement with the Trust.

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable.

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Fort Wayne, and State of Indiana on this 5th day of April, 2006.


      LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
      By:   /s/ Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            President

                                      B-5

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities indicated on April 5, 2006.


Signature                        Title
/s/ Kelly D. Clevenger           Chairman of the Board, President and Trustee
------------------------------
                                 (Principal Executive Officer)
Kelly D. Clevenger
* /s/ Sheryl L. Sturgill         Chief Accounting Officer
------------------------------
                                 (Principal Accounting Officer and Principal Financial Offi-
Sheryl L. Sturgill
                                 cer)
*/s/ Gary D. Lemon               Trustee
------------------------------
Gary D. Lemon
*/s/ David H. Windley            Trustee
------------------------------
David H. Windley
*/s/ Nancy L. Frisby             Trustee
------------------------------
Nancy L. Frisby
*/s/ Kenneth G. Stella           Trustee
------------------------------
Kenneth G. Stella
*By: /s/Cynthia A. Rose          Attorney-in-Fact
 ---------------------------
  Cynthia A. Rose

EXHIBIT INDEX

23(b)          By-laws
23(d)(1)(a)    Advisory Agreement (DMC)
23(d)(1)(d)    Advisory Fee Waiver Agreement (DMC/AG)
23(d)(2)(b)    Amendment to Sub-advisory Agreement (T. Rowe/AG)
23(d)(4)       Sub-Advisory Agreement Smith Barney
23(d)(7)       Sub-Advisory Agreement Mercury Advisors (Growth)
23(d)(8)       Sub-Advisory Agreement Mercury Advisors (Growth Opps)
23(d)(10)      Sub-Advisory Agreement Wilshire (Profile)
23(g)(2)       Amendment Custody Agreement
23(h)(1)(e)    Form of Amendment Services Agreement
23(h)(1)(f)    Form of Amendment Services Agreement
23(h)(3)(c)    FPA Amendment (LNL)
23(h)(3)(d)    FPA Amendment (LNL)
23(h)(4)(c)    FPA Amendment (LNY)
23(h)(5)(b)    Form of Amendment Service Agreement (LNL)
23(h)(6)(a)    Service Agreement (LNY)
23(h)(6)(b)    Form of Amendment Service Agreement (LNY)
23(h)(7)       Administration Agreement
23(h)(8)       Amended and Restated Expense Limitation Agreement
23(j)          Auditor's consent
23(m)(1)       Service Class Distribution & Service Plan
23(m)(2)       Distribution Agreement (LNL)
23(m)(3)       Distribution Agreement (LNY)
23(n)          Multi-Class Plan
23(p)(1)       Code of Ethics - Lincoln
23(p)(2)       Code of Ethics - Delaware
23(p)(4)       Code of Ethics - Janus
23(p)(5)       Code of Ethics - Smith Barney
23(p)(9)       Code of Ethics - Mondrian
23(q)          Power of Attorney